JPM519A

                              THE JPM ADVISOR FUNDS



                     THE JPM ADVISOR U.S. FIXED INCOME FUND
                 THE JPM ADVISOR INTERNATIONAL FIXED INCOME FUND
                        THE JPM ADVISOR U.S. EQUITY FUND
                   THE JPM ADVISOR U.S. SMALL CAP EQUITY FUND
                    THE JPM ADVISOR INTERNATIONAL EQUITY FUND
                  THE JPM ADVISOR EMERGING MARKETS EQUITY FUND
                        THE JPM ADVISOR ASIA GROWTH FUND
                      THE JPM ADVISOR EUROPEAN EQUITY FUND
                        THE JPM ADVISOR JAPAN EQUITY FUND

                       STATEMENT OF ADDITIONAL INFORMATION




                                January 31, 1996



















         THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS, BUT CONTAINS ADDITIONAL INFORMATION, WHICH SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS FOR THE FUND OR FUNDS LISTED ABOVE AS SUPPLEMENTED FROM TIME TO TIME, WHICH MAY BE OBTAINED UPON REQUEST FROM SIGNATURE BROKER-DEALER SERVICES, INC., ATTENTION: THE JPM ADVISOR FUNDS (800) 847-9487.


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Table of Contents

                                                             PAGE

General  . . . . . . . . . . . . . . . . . . .                  1
Investment Objectives and Policies . . . . . .                  1
Investment Restrictions  . . . . . . . . . . .                 25
Trustees and Officers  . . . . . . . . . . . .                 35
Investment Advisor . . . . . . . . . . . . . .                 39
Administrator and Distributor  . . . . . . . .                 43
Services Agent . . . . . . . . . . . . . . . .                 45
Custodian  . . . . . . . . . . . . . . . . . .                 47
Independent Accountants  . . . . . . . . . . .                 48
Expenses . . . . . . . . . . . . . . . . . . .                 48
Purchase of Shares . . . . . . . . . . . . . .                 48
Redemption of Shares . . . . . . . . . . . . .                 49
Exchange of Shares . . . . . . . . . . . . . .                 50
Dividends and Distributions  . . . . . . . . .                 50
Net Asset Value  . . . . . . . . . . . . . . .                 50
Performance Data . . . . . . . . . . . . . . .                 52
Portfolio Transactions . . . . . . . . . . . .                 53
Massachusetts Trust  . . . . . . . . . . . . .                 55
Description of Shares  . . . . . . . . . . . .                 56
Taxes  . . . . . . . . . . . . . . . . . . . .                 58
Additional Information   . . . . . . . . . . .                 63
Financial Statements . . . . . . . . . . . . .                 63
Appendix A - Description of Securities
Ratings. . . . . . . . . . . . . . . . . . . .                 A-1
Appendix B - Investing in Japan
 and Asian Growth Markets. . . . . . . . . . .                 B-1


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GENERAL

         The JPM Advisor Funds is a family of open-end investment companies, currently consisting of nine funds: The JPM Advisor U.S. Fixed Income Fund, The JPM Advisor International Fixed Income Fund, The JPM Advisor U.S. Equity Fund, The JPM Advisor U.S. Small Cap Equity Fund, The JPM Advisor International Equity Fund, The JPM Advisor Emerging Markets Equity Fund, The JPM Advisor Asia Growth Fund, The JPM Advisor European Equity Fund and The JPM Advisor Japan Equity Fund (collectively, the "Funds"). Each of the Funds is a series of The JPM Advisor Funds, an open-end management investment company formed as a Massachusetts business trust (the "Trust") (where appropriate, references to the "Trust" refer to the Trust acting on behalf of a Fund and references to a "Fund" refer to a Fund acting through the Trust). As of the date of this Statement of Additional Information, the U.S. Fixed Income, International Fixed Income and U.S. Equity Funds had not commenced operations.

         This Statement of Additional Information describes the investment objectives and policies, management and operation of each of the Funds to enable investors to select the Funds which best suit their needs. The Funds operate through Signature Financial Group, Inc.'s Hub and Spoke(R) financial services method.

         This Statement of Additional Information provides additional information with respect to the Funds, and should be read in conjunction with the current Prospectuses. Capitalized terms not otherwise defined in this Statement of Additional Information have the meanings accorded to them in the Funds' Prospectuses. The Funds' executive offices are located at 6 St. James Avenue, Boston, Massachusetts 02116.

INVESTMENT OBJECTIVES AND POLICIES

         THE JPM ADVISOR U.S. FIXED INCOME FUND (the "U.S. Fixed Income Fund") is designed to be an economical and convenient means of making substantial investments in a broad range of corporate and government debt obligations and related investments of domestic and foreign issuers, subject to certain quality and other restrictions. See "Quality and Diversification Requirements." The U.S. Fixed Income Fund's investment objective is to provide a high total return consistent with moderate risk of capital and maintenance of liquidity. Although the net asset value of the U.S. Fixed Income Fund will fluctuate, the U.S. Fixed Income Fund attempts to conserve the value of its investments to the extent consistent with its objective. The U.S. Fixed Income Fund attempts to achieve its objective by investing all of its investable assets in The U.S. Fixed Income Portfolio (the "U.S. Fixed Income Portfolio"), a diversified open-end management investment company having the same investment objective as the U.S. Fixed Income Fund.

         The U.S. Fixed Income Portfolio attempts to achieve its investment objective by investing primarily in high grade corporate and government debt obligations and related securities of domestic and foreign issuers described in the Prospectus and this Statement of Additional Information.

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         INVESTMENT PROCESS

         Duration/yield curve management: Morgan's duration decision begins with an analysis of real yields, which its research indicates are generally a reliable indicator of longer term interest rate trends. Other factors Morgan studies with regard to interest rates include economic growth and inflation, capital flows and monetary policy. Based on this analysis, Morgan forms a view of the most likely changes in the level and shape of the yield curve -- as well as the timing of those changes -- and sets the Portfolio's duration and maturity structure accordingly. To help contain interest rate risk, Morgan typically limits the overall duration of the Portfolio to a range between one year shorter and one year longer than that of the Salomon Brothers Broad Investment Grade Bond Index, the benchmark index.

         Sector allocations: Sector allocations are driven by Morgan's fundamental and quantitative analysis of the relative valuation of a broad array of fixed income sectors. Specifically, Morgan utilizes market and credit analysts to assess whether the current risk-adjusted yield spreads of various sectors are likely to widen or narrow. Morgan then overweights (underweights) those sectors its analysis indicates offer the most (least) relative value, basing the speed and magnitude of these shifts on valuation considerations.

         Security selection: Securities are selected by the portfolio manager, with substantial input from Morgan's fixed income analysis and traders. Using quantitative analysis as well as traditional valuation methods, Morgan's applied- research analysts aim to optimize security selection within the bounds of the Portfolio's investment objective. In addition, credit analysts -- supported by Morgan's equity analysts -- assess the creditworthiness of issuers and counterparties. A dedicated trading desk contributes to security selection by tracking new issuance, monitoring dealer inventories, and identifying attractively priced bonds. The traders also handle all transactions for the Portfolio.

         THE JPM ADVISOR INTERNATIONAL FIXED INCOME FUND (the "International Fixed Income Fund") is designed to be an economical and convenient means of making substantial investments in a broad range of international fixed income securities. The International Fixed Income Fund's investment objective is to provide a high total return, consistent with moderate risk of capital, from a portfolio of international fixed income securities. The International Fixed Income Fund attempts to achieve its objective by investing all of its investable assets in The Non-U.S. Fixed Income Portfolio (the "Non-U.S. Fixed Income Portfolio"), a non-diversified open-end management investment company having the same investment objective as the International Fixed Income Fund.

         The Non-U.S. Fixed Income Portfolio attempts to achieve its investment objective by investing primarily in high grade, non-dollar-denominated corporate and government debt obligations of foreign issuers described in the Prospectus and this Statement of Additional Information.

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         INVESTMENT PROCESS

         Duration management: The duration decision is central to Morgan's investment process and begins with an analysis of economic conditions and real yields in the countries that make up the Portfolio's universe. Based on this analysis, fixed income portfolio managers forecast three potential paths (optimistic, pessimistic, and most likely) that interest rates in each market could follow over the next three and twelve months. These forecasts are converted into return curves that enable Morgan to estimate the risk-return profile of different portfolio durations. In each market, duration is set at its "optimal" level-that is, at the level that Morgan believes will generate the highest excess return per unit of excess risk, as measured against the Salomon Brothers World Government Bond Index.

         Country allocation: Morgan allocates the Portfolio's assets primarily among the developed countries of the world outside the United States. Country allocations are determined through and optimization procedure that ranks markets according to the risks and returns inherent in their "optimal" durations. Country weightings also reflect liquidity and credit quality considerations. To help contain risk, Morgan typically limits the country-weighted duration of the Portfolio to a range between one year shorter and one year longer than that of the benchmark.

         Sector/security selection: Holdings primarily consist of government and government-guaranteed bonds, but also include publicly and privately traded corporates, debt obligations of banks and bank holding companies and of supranational organizations, and convertible securities. Sectors are over- or under-weighted when Morgan perceives significant valuation distortions in their yield spreads. Securities are selected by the portfolio manager, with substantial input from fixed income analysts and traders as well as from Morgan's extended network of equity analysts. Credit analysts monitor the quality of current and prospective holdings and, in conjunction with the credit committee, recommend purchases and sales.

         THE JPM ADVISOR U.S. EQUITY FUND (the "U.S. Equity Fund") is designed for investors who want an actively managed portfolio of selected equity securities that seeks to outperform the S&P 500 Index. The U.S. Equity Fund's investment objective is to provide a high total return from a portfolio of selected equity securities. The Fund attempts to achieve its investment objective by investing all of its investable assets in The Selected U.S. Equity Portfolio (the "Selected U.S. Equity Portfolio"), a diversified open-end management investment company having the same investment objective as the U.S. Equity Fund.

         In normal circumstances, at least 65% of the Selected U.S. Equity Portfolio's net assets will be invested in equity securities consisting of common stocks and other securities with equity characteristics comprised of preferred stock, warrants, rights, convertible securities, trust certificates, limited partnership interests and equity participations (collectively, "Equity Securities"). The Selected U.S. Equity Portfolio's primary equity investments are the common stock of large and medium-sized U.S. corporations and, to a limited extent, similar securities of foreign corporations.

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         INVESTMENT PROCESS

         Fundamental research: Morgan's 20 domestic equity analysts, each an industry specialist with an average of 13 years of experience, follow 700 predominantly large- and medium-sized U.S. companies -- 500 of which form the universe for the Portfolio's investments. Their research goal is to forecast normalized, longer term earnings and dividends for the most attractive companies among those they cover. In doing this, they may work in concert with Morgan's international equity analysts in order to gain a broader perspective for evaluating industries and companies in today's global economy.

         Systematic valuation: The analysts' forecasts are converted into comparable expected returns by a dividend discount model, which calculates those expected returns by comparing a company's current stock price with the "fair value" price forecasted by its estimated long-term earnings power. Within each sector, companies are ranked by their expected return and grouped into quintiles; those with the highest expected returns (Quintile 1) are deemed the most undervalued relative to their long-term earnings power, while those with the lowest expected returns (Quintile 5) are deemed the most overvalued.

         Disciplined portfolio construction: A diversified portfolio is constructed using disciplined buy and sell rules. Purchases are concentrated among first- quintile stocks; the specific names selected reflect the portfolio manager's judgment concerning the soundness of the underlying forecasts, the likelihood that the perceived misvaluation will be corrected within a reasonable time frame, and the magnitude of the risks versus the rewards. Once a stock falls into the third quintile -- because its price has risen or its fundamentals have deteriorated -- it generally becomes a sale candidate. The portfolio manager seeks to hold sector weightings close to those of the S&P 500 Index, reflecting Morgan's belief that its research has the potential to add value at the individual stock level, but not at the sector level. Sector neutrality is also seen as a way to help to protect the portfolio from macroeconomic risks, and -- together with diversification -- represents an important element of Morgan's risk control strategy. Morgan's dedicated trading desk handles all transactions for the Portfolio.

         THE JPM ADVISOR U.S. SMALL CAP EQUITY FUND (the "U.S. Small Cap Equity Fund") is designed for investors who are willing to assume the somewhat higher risk of investing in small companies in order to seek a higher return over time than might be expected from a portfolio of stocks of large companies. The U.S. Small Cap Equity Fund's investment objective is to provide a high total return from a portfolio of Equity Securities of small companies. The Fund attempts to achieve its investment objective by investing all of its investable assets in The U.S. Small Company Portfolio (the "U.S. Small Company Portfolio"), a diversified open-end management investment company having the same investment objective as the U.S. Small Cap Equity Fund.

         The U.S. Small Company Portfolio attempts to achieve its investment objective by investing primarily in the common stock of small U.S. companies included in the Russell 2500 Index, which is composed of 2,500 common stocks of

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U.S. companies with market capitalizations ranging between $100 million and $1.5 billion.

         INVESTMENT PROCESS

         Fundamental research: Morgan's 20 domestic equity analysts -- each an industry specialist with an average of 13 years of experience -- continuously monitor the small cap stocks in their respective sectors with the aim of identifying companies that exhibit superior financial strength and operating returns. Meetings with management and on-site visits play a key role in shaping their assessments. Their research goal is to forecast normalized, long-term earnings and dividends for the most attractive small cap companies among those they monitor -- a universe that generally contains a total of 300-350 names. Because Morgan's analysts follow both the larger and smaller companies in their industries -- in essence, covering their industries from top to bottom -- they are able to bring broad perspective to the research they do on both.

         Systematic valuation: The analysts' forecasts are converted into comparable expected returns by Morgan's dividend discount model, which calculates those returns by comparing a company's current stock price with the "fair value" price forecasted by its estimated long-term earnings power. Within each industry, companies are ranked by their expected returns and grouped into quintiles; those with the highest expected returns (Quintile 1) are deemed the most undervalued relative to their long-term earnings power, while those with the lowest expected returns (Quintile 5) are deemed the most overvalued.

         Disciplined portfolio construction: A diversified portfolio is constructed using disciplined buy and sell rules. Purchases are concentrated among the stocks in the top two quintiles of the rankings; the specific names selected reflect the portfolio manager's judgment concerning the soundness of the underlying forecasts, the likelihood that the perceived misevaluation will soon be corrected, and the magnitude of the risks versus the rewards. Once a stock falls into the third quintile -- because its price has risen or its fundamentals have deteriorated -- it generally becomes a sale candidate. The portfolio manager seeks to hold sector weightings close to those of the Russell 2500 Index, the Portfolio's benchmark, reflecting Morgan's belief that its research has the potential to add value at the individual stock level, but not at the sector level. Sector neutrality is also seen as a way to help to protect the portfolio from macroeconomic risks, and -- together with diversification -- represents an important element of Morgan's risk control strategy.

         THE JPM ADVISOR INTERNATIONAL EQUITY FUND (the "International Equity Fund") is designed for investors with a long-term investment horizon who want to diversify their portfolios by investing in an actively managed portfolio of non-U.S. securities that seeks to outperform the Morgan Stanley Capital International ("MSCI") Europe, Australia and Far East Index (the "EAFE Index"). The International Equity Fund's investment objective is to provide a high total return from a portfolio of Equity Securities of foreign corporations. The Fund attempts to achieve its investment objective by investing all of its investable assets in The Non-U.S. Equity Portfolio (the "Non-U.S. Equity Portfolio"), a

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diversified open-end management investment company having the same investment objective as the International Equity Fund.

         The Non-U.S. Equity Portfolio seeks to achieve its investment objective by investing primarily in the Equity Securities of foreign corporations. Under normal circumstances, the Non-U.S. Equity Portfolio expects to invest at least 65% of its total assets in such securities. The Non-U.S. Equity Portfolio does not intend to invest in U.S. securities (other than money market instruments), except temporarily, when extraordinary circumstances prevailing at the same time in a significant number of developed foreign countries render investments in such countries inadvisable.

         INVESTMENT PROCESS

         Country allocation: Morgan's country allocation decision begins with a forecast of equity risk premiums, which provide a valuation signal by measuring the relative attractiveness of stocks versus bonds. Using a proprietary approach, Morgan calculates this risk premium for each of the nations in the Portfolio's universe, determines the extent of its deviation -- if any -- from its historical norm, and then ranks countries according to the size of those deviations. Countries with high (low) rankings are overweighted (underweighted) in comparisons to the EAFE Index to reflect the above-average (below-average) attractiveness of their stock markets. In determining weightings, Morgan analyzes a variety of qualitative factors as well -- including the liquidity, earnings momentum and interest rate climate of the market at hand. These qualitative assessments can change the magnitude but not the direction of the country allocations called for by the risk premium forecast. Morgan places limits on the total size of the Portfolio's country over- and under-weightings relative to the EAFE Index.

         Stock selection: Morgan's 44 international equity analysts, each an industry and country specialist, forecast normalized earnings and dividend payouts for roughly 1,000 non-U.S. companies -- taking a long-term perspective rather than the short time frame common to consensus estimates. These forecasts are converted into comparable expected returns by a dividend discount model, and then companies are ranked from most to least attractive by industry and country. A diversified portfolio is constructed using disciplined buy and sell rules. The portfolio manager's objective is to concentrate the purchases in the top third of the rankings, and to keep sector weightings close to those of the EAFE Index, the Fund's benchmark. Once a stock falls into the bottom third of the rankings, it generally becomes a sales candidate. Where available, warrants and convertibles may be purchased instead of common stock if they are deemed a more attractive means of investing in an undervalued company.

         Currency management: Currency is actively managed, in conjunction with country and stock allocation, with the goal of protecting and possibly enhancing the Fund's return. Morgan's currency decisions are supported by a proprietary tactical mode which forecasts currency movements based on an analysis of four fundamental factors -- trade balance trends, purchasing power parity, real short-term interest differentials, and real bond yields -- plus a technical factor designed to improve the timing of transactions. Combining the output of this model with a subjective assessment of economic, political and market factors,

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Morgan's currency group recommends currency strategies that are implemented in conjunction with the Portfolio's investment strategy.

         THE JPM ADVISOR EMERGING MARKETS EQUITY FUND (the "Emerging Markets Equity Fund") is designed for investors with a long-term investment horizon who want exposure to the rapidly growing emerging markets. The Emerging Markets Equity Fund's investment objective is to provide a high total return from a portfolio of Equity Securities of companies in emerging markets. The Fund attempts to achieve its investment objective by investing all of its investable assets in The Emerging Markets Equity Portfolio (the "Emerging Markets Equity Portfolio"), a diversified open-end management investment company having the same investment objective as the Emerging Markets Equity Fund.

         The Emerging Markets Equity Portfolio seeks to achieve its investment objective by investing primarily in Equity Securities of emerging markets issuers. Under normal circumstances, the Portfolio expects to invest at least 65% of its total assets in such securities. The Portfolio does not intend to invest in U.S. securities (other than money market instruments), except temporarily, when extraordinary circumstances prevailing at the same time in a significant number of emerging markets countries render investments in such countries inadvisable.

         INVESTMENT PROCESS

         Country allocation: Morgan's country allocation decision begins with a forecast of the expected return of each market in the Portfolio's universe. These expected returns are calculated using a proprietary valuation method that is forward looking in nature rather than based on historical data. Morgan then evaluates these expected returns from two different perspectives: first, it identifies those countries that have high real expected returns relative to their own history and other nations in their universe. Second, it identifies those countries that it expects will provide high returns relative to their currency risk. Countries that rank highly on one or both of these scores are overweighted relative to the Fund's benchmark, the MSCI Emerging Markets Free Index, while those that rank poorly are underweighted. To help contain risk, Morgan places limits on the total size of the Portfolio's country over- and under-weightings.

         Stock selection: Morgan's 12 emerging market equity analysts -- each an industry specialist -- monitor a universe of approximately 900 companies in these countries, developing forecasts of earnings and cash flows for the most attractive among them. Companies are ranked from most to least attractive based on this research, and then a diversified portfolio is constructed using disciplined buy and sell rules. The portfolio manager's objective is to concentrate the Portfolio's holdings in the stocks deemed most undervalued, and to keep sector weightings relatively close to those of the index. Stocks are generally held until they fall into the bottom half of Morgan's rankings.

         THE JPM ADVISOR ASIA GROWTH FUND (the "Asia Growth Fund") is designed for long-term investors who want access to the rapidly growing Asian markets. The Asia Growth Fund's investment objective is to provide a high total return from a portfolio of Equity Securities of companies in Asian growth markets. The Asia

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Growth Fund attempts to achieve its investment objective by investing all its investable assets in The Asia Growth Portfolio (the "Asia Growth Portfolio"), a diversified open-end management investment company having the same investment objective as the Asia Growth Fund. For additional information, see "Appendix B Investing in Japan and Asian Growth Markets."

         The Asia Growth Portfolio seeks to achieve its investment objective by investing primarily in the Equity Securities of companies in Asian growth markets. Under normal circumstances, the Asia Growth Portfolio expects to invest at least 65% of its total assets in such securities. The Asia Growth Portfolio does not intend to invest in U.S. securities (other than money market instruments), except temporarily, when extraordinary circumstances prevailing at the same time in a significant number of countries considered to be Asian growth markets render investments in such countries inadvisable.

         INVESTMENT PROCESS

         Country allocation: Morgan's country allocation decision begins with a forecast of equity risk premiums, which provide a valuation signal by measuring the relative attractiveness of stocks versus bonds. Using a proprietary approach, Morgan calculates this risk premium for each of the nations in the Portfolio's universe, determines the extent of its deviation -- if any -- from its historical norm, and then ranks countries according to the size of these deviations. Countries with high (low) rankings are overweighted (underweighted) to reflect the above-average (below average) attractiveness of their stock markets. In determining weightings, Morgan analyzes a variety of qualitative factors as well -- including the liquidity, earnings momentum and interest rate climate of the market at hand. These qualitative assessments can change the magnitude but not the direction of the country allocations called for by the risk-premium forecast. In an effort to contain risk, Morgan places limits on the total size of the Portfolio's country over- and under-weightings.

         Stock selection: Morgan's six Asian equity analysts focused on Asian markets -- each an industry and country specialist -- forecast normalized, long-term earnings and dividend payouts for approximately 250 companies in this region. These forecasts are converted into comparable expected returns by a dividend discount model, and then companies are ranked from most to least attractive by industry and country, and are grouped into quintiles. A diversified portfolio is constructed using disciplined buy and sell rules. The portfolio manager's objective is to concentrate purchases in the top 20% of the rankings, and to keep sector weightings close to those of the benchmark. Once a stock falls into the third quintile -- because its price has risen or its fundamentals have deteriorated -- it generally becomes a sale candidate. Where available, warrants and convertibles are purchased when they appear to have the potential to add value over common stock.

         THE JPM ADVISOR EUROPEAN EQUITY FUND (the "European Equity Fund") is designed for investors who want an actively managed portfolio of European Equity Securities that seeks to outperform the Morgan Stanley Capital International Europe Index which is comprised of more than 500 companies in fourteen European countries. The European Equity Fund's investment objective is to provide a high

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total return from a portfolio of Equity Securities of European companies. The
European Equity Fund attempts to achieve its investment objective by investing all of its investable assets in The European Equity Portfolio (the "European Equity Portfolio"), a diversified open-end management investment company having the same investment objective as the European Equity Fund.

         The European Equity Portfolio seeks to achieve its investment objective by investing primarily in the Equity Securities of European companies. Under normal circumstances, the European Equity Portfolio expects to invest at least 65% of its total assets in such securities. The European Equity Portfolio does not intend to invest in U.S. securities (other than money market instruments), except temporarily, when extraordinary circumstances prevailing at the same time in a significant number of European countries render investments in such countries inadvisable.

         INVESTMENT PROCESS

         Country allocation: Morgan's country allocation decision begins with a forecast of equity risk premiums, which provide a valuation signal by measuring the relative attractiveness of stocks versus bonds. Using a proprietary approach, Morgan calculates this risk premium for each of the nations in the Portfolio's universe, determines the extent of its deviation -- if any -- from its historical norm, and then ranks countries according to the size of those deviations. Countries with high (low) rankings are overweighted (underweighted) in comparison to the Morgan Stanley Capital International Europe Index to reflect the above-average (below-average) attractiveness of their stock markets. In determining weightings, Morgan analyzes a variety of qualitative factors as well -- including the liquidity, earnings momentum and interest rate climate of the market at hand. These qualitative assessments can change the magnitude but not the direction of the country allocations called for by the risk-premium forecast. In an effort to contain risk, Morgan place limits on the total size of the Portfolio's country over- and under-weightings.

         Stock selection: Morgan's 15 European equity analysts, each an industry and country specialist, forecast normalized earnings and dividend payouts for roughly 600 companies, taking a long-term perspective rather than the short time frame common to consensus estimates. The analysts' forecasts are converted into comparable expected returns by a dividend discount model, and then companies are ranked from most to least attractive by industry and country. A diversified portfolio is constructed using disciplined buy and sell rules. The portfolio manager's objective is to concentrate purchases in the top third of the rankings, and to keep sector weightings close to those of the benchmark. Once a stock falls into the bottom third of the rankings -- because its price has risen or its fundamentals have deteriorated -- it generally becomes a sale candidate.

         THE JPM JAPAN EQUITY FUND (the "Japan Equity Fund") is designed for investors who want an actively managed portfolio of Japanese Equity Securities that seeks to outperform the Tokyo Stock Price Index ("TOPIX"), a composite market-capitalization weighted-index of all common stocks listed on the First Section of the Tokyo Stock Exchange. The Japan Equity Fund's investment objective is to provide a high total return from a portfolio of Equity Securities

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of Japanese companies. The Japan Equity Fund attempts to achieve its investment objective by investing all of its investable assets in The Japan Equity Portfolio (the "Japan Equity Portfolio"), a non-diversified open-end management investment company having the same investment objective as the Japan Equity Fund. For additional information, see "Appendix B - Investing in Japan and Asian Growth Markets."

         The Japan Equity Portfolio seeks to achieve its investment objective by investing primarily in the Equity Securities of Japanese companies. Under normal circumstances, the Japan Equity Portfolio expects to invest at least 65% of its total assets in such securities. The Japan Equity Portfolio does not intend to invest in U.S. securities (other than money market instruments), except temporarily, when extraordinary circumstances prevailing in Japan render investments there inadvisable.

         INVESTMENT PROCESS

         Systematic valuation: Morgan's ten Japanese equity analysts in Tokyo -- each an industry specialist -- follow a total of over 300 Japanese companies. The most attractive names in that universe are identified by a multifactor model which screens for low price/earnings ratios, high earnings growth rates and high sales/price ratios. Within each sector, this subset of the universe is ranked by these three measures and broken into quintiles; the companies in the top quintile are considered the most attractive ones from both a growth and valuation viewpoint. To provide an additional check on the valuation of selected companies, the analysts prepare normalized, long-term earnings and dividend forecasts which are converted into comparable expected returns by a dividend discount model.

         Warrant/convertible strategy: Once a company has been identified as a buy candidate, the portfolio manager analyzes the yields on the company's available equity vehicles -- stocks, warrants and convertibles -- to determine which appears the most attractive means of purchase. In an effort to enhance potential returns, the Portfolio also trades among these vehicles -- a strategy that seeks to capitalize on the inefficiencies that pervade the Japanese equity market. If the Portfolio invests in a warrant, it will set aside cash in an amount approximately equal to the difference in the price of the warrant and the market value of the underlying common stock. The cash is invested in money market instruments.

         Disciplined portfolio construction: The Portfolio is constructed using disciplined buy and sell rules. The portfolio manager's objective is to concentrate purchases in the top 20% of the rankings; the specific companies selected reflect the portfolio manager's judgment concerning the liquidity of an issue, the soundness of the underlying forecasts, and the magnitude of the risks versus the rewards. Once a stock falls into the third quintile -- because its price has risen or its fundamentals have deteriorated it generally becomes a sale candidate. The portfolio manager strives to hold sector weightings close to those of the benchmark in an effort to contain risk.

         The following discussion supplements the information regarding the investment objective of each of the Funds and the policies to be employed to achieve this objective by their corresponding Portfolios as set forth above and in the Prospectus. The investment objective of each Fund and its corresponding Portfolio is identical. Accordingly, references below to a Fund also include the Fund's corresponding Portfolio; similarly, references to a Portfolio also include the corresponding Fund that invests in the Portfolio unless the context requires otherwise.

MONEY MARKET INSTRUMENTS

         As discussed in the Prospectus, each Portfolio may invest in money market instruments to the extent consistent with its investment objective and policies. A description of the various types of money market instruments that may be purchased by the Portfolios appears below. See "Quality and Diversification Requirements."

         U.S. TREASURY SECURITIES. Each of the Portfolios may invest in direct obligations of the U.S. Treasury, including Treasury bills, notes and bonds, all of which are backed as to principal and interest payments by the full faith and credit of the United States.

         ADDITIONAL U.S. GOVERNMENT OBLIGATIONS. Each of the Portfolios may invest in obligations issued or guaranteed by U.S. Government agencies or instrumentalities. These obligations may or may not be backed by the "full faith and credit" of the United States. In the case of securities not backed by the full faith and credit of the United States, each Portfolio must look principally to the federal agency issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments. Securities in which each Portfolio may invest that are not backed by the full faith and credit of the United States include, but are not limited to, obligations of the Tennessee Valley Authority, the Federal Home Loan Mortgage Corporation and the U.S. Postal Service, each of which has the right to borrow from the U.S. Treasury to meet its obligations, and obligations of the Federal Farm Credit System and the Federal Home Loan Banks, both of whose obligations may be satisfied only by the individual credits of each issuing agency. Securities which are backed by the full faith and credit of the United States include obligations of the Government National Mortgage Association, the Farmers Home Administration and the Export-Import Bank.

         FOREIGN GOVERNMENT OBLIGATIONS. Each of the Portfolios, subject to its applicable investment policies, may also invest in short-term obligations of foreign sovereign governments or of their agencies, instrumentalities, authorities or political subdivisions. These securities may be denominated in the U.S. dollar or in another currency. See "Foreign Investments."

         BANK OBLIGATIONS. Each of the Portfolios, unless otherwise noted in the Prospectus or below, may invest in negotiable certificates of deposit, time deposits and bankers' acceptances of (i) banks, savings and loan associations and savings banks which have more than $2 billion in total assets (the "Asset Limitation") and are organized under the laws of the United States or any state,
(ii) foreign branches of these banks or of foreign banks of equivalent size

(Euros) and (iii) U.S. branches of foreign banks of equivalent size (Yankees). The Asset Limitation is not applicable to the Non-U.S. Fixed Income, Non-U.S. Equity, Emerging Markets Equity, Asia Growth, European Equity and Japan Equity Portfolios. See "Foreign Investments." The Portfolios will not invest in obligations for which the Advisor, or any of its affiliated persons, is the ultimate obligor or accepting bank. Each of the Portfolios may also invest in obligations of international banking institutions designated or supported by national governments to promote economic reconstruction, development or trade between nations (e.g., the European Investment Bank, the Inter-American Development Bank or the World Bank).

         COMMERCIAL PAPER. Each of the Portfolios may invest in commercial paper, including master demand obligations. Master demand obligations are obligations that provide for a periodic adjustment in the interest rate paid and permit daily changes in the amount borrowed. Master demand obligations are governed by agreements between the issuer and Morgan acting as agent, for no additional fee, in its capacity as investment advisor to the Portfolios and as fiduciary for other clients for whom it exercises investment discretion. The monies loaned to the borrower come from accounts managed by the Advisor or its affiliates, pursuant to arrangements with such accounts. Interest and principal payments are credited to such accounts. The Advisor, acting as a fiduciary on behalf of its clients, has the right to increase or decrease the amount provided to the borrower under an obligation. The borrower has the right to pay without penalty all or any part of the principal amount then outstanding on an obligation together with interest to the date of payment. Since these obligations typically provide that the interest rate is tied to the Federal Reserve commercial paper composite rate, the rate on master demand obligations is subject to change. Repayment of a master demand obligation to participating accounts depends on the ability of the borrower to pay the accrued interest and principal of the obligation on demand which is continuously monitored by the Advisor. Since master demand obligations typically are not rated by credit rating agencies, a Portfolio may invest in such unrated obligations only if at the time of an investment the obligation is determined by the Advisor to have a credit quality which satisfies the Portfolio's quality restrictions. See "Quality and Diversification Requirements." Although there is no secondary market for master demand obligations, such obligations are considered by the Portfolios to be liquid because they are payable upon demand. The Portfolios do not have any specific percentage limitation on investments in master demand obligations.

         REPURCHASE AGREEMENTS. Each of the Portfolios may enter into repurchase agreements with brokers, dealers or banks that meet the credit guidelines approved by the Portfolio's Trustees. In a repurchase agreement, a Portfolio buys a security from a seller that has agreed to repurchase the same security at a mutually agreed upon date and price. The resale price normally is in excess of the purchase price, reflecting an agreed upon interest rate. This interest rate is effective for the period of time the Portfolio is invested in the agreement and is not related to the coupon rate on the underlying security. A repurchase agreement may also be viewed as a fully collateralized loan of money by a Portfolio to the seller. The period of these repurchase agreements will usually be short, from overnight to one week, and at no time will the Portfolios invest in repurchase agreements for more than thirteen months. The securities which are subject to repurchase agreements, however, may have maturity dates in excess of thirteen months from the effective date of the repurchase agreement. Each Portfolio always will receive securities as collateral whose market value is, and during the entire term of the agreement remains, at least equal to 100% of the dollar amount invested by the Portfolio in each agreement plus accrued interest, and the Portfolio will make payment for such securities only upon physical delivery or upon evidence of book entry transfer to the account of the Portfolio's custodian (the "Custodian").

         Each of the Portfolios may make investments in other debt securities with remaining effective maturities of not more than thirteen months, including without limitation corporate and foreign bonds, asset-backed securities and other obligations described in the Prospectus or this Statement of Additional Information.

CORPORATE BONDS AND OTHER DEBT SECURITIES

         As discussed in the Prospectus, the U.S. Fixed Income, Non-U.S. Fixed Income and European Equity Portfolios may invest in bonds and other debt securities of domestic and foreign issuers to the extent consistent with their investment objectives and policies. A description of these investments appears in the Prospectus and below. See "Quality and Diversification Requirements." For information on short-term investments in these securities, see "Money Market Instruments."

         ASSET-BACKED SECURITIES. Asset-backed securities directly or indirectly represent a participation interest in, or are secured by and payable from, a stream of payments generated by particular assets such as motor vehicle or credit card receivables. Payments of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the entities issuing the securities. The asset-backed securities in which a Portfolio may invest are subject to the Portfolio's overall credit requirements. However, asset-backed securities, in general, are subject to certain risks. Most of these risks are related to limited interests in applicable collateral. For example, credit card debt receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts on credit card debt thereby reducing the balance due. Additionally, if the letter of credit is exhausted, holders of asset-backed securities may also experience delays in payments or losses if the full amounts due on underlying sales contracts are not realized. Because asset-backed securities are relatively new, the market experience in these securities is limited and the market's ability to sustain liquidity through all phases of the market cycle has not been tested.

TAX EXEMPT OBLIGATIONS

         As discussed in the Prospectus, in certain circumstances, the U.S. Fixed Income Portfolio, may invest in tax exempt obligations to the extent consistent with the Portfolio's investment objective and policies. A description of the various types of tax exempt obligations which may be purchased by the Portfolio appears in the Prospectus and below. See "Quality and Diversification Requirements."

         MUNICIPAL BONDS. Municipal bonds are debt obligations issued by the states, territories and possessions of the United States and the District of Columbia, by their political subdivisions and by duly constituted authorities and corporations. For example, states, territories, possessions and municipalities may issue municipal bonds to raise funds for various public purposes such as airports, housing, hospitals, mass transportation, schools, water and sewer works. They may also issue municipal bonds to refund outstanding obligations and to meet general operating expenses. Public authorities issue municipal bonds to obtain funding for privately operated facilities, such as housing and pollution control facilities, for industrial facilities or for water supply, gas, electricity or waste disposal facilities.

         Municipal bonds may be general obligation or revenue bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from revenues derived from particular facilities, from the proceeds of a special excise tax or from other specific revenue sources. They are not generally payable from the general taxing power of a municipality.

         MUNICIPAL NOTES. Municipal notes are subdivided into three categories of short-term obligations: municipal notes, municipal commercial paper and municipal demand obligations.

         Municipal notes are short-term obligations with a maturity at the time of issuance ranging from six months to five years. The principal types of municipal notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes, grant anticipation notes and project notes. Notes sold in anticipation of collection of taxes, a bond sale, or receipt of other revenues are usually general obligations of the issuing municipality or agency.

         Municipal commercial paper typically consists of very short-term unsecured negotiable promissory notes that are sold to meet seasonal working capital or interim construction financing needs of a municipality or agency. While these obligations are intended to be paid from general revenues or refinanced with long-term debt, they frequently are backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or institutions.

         Municipal demand obligations are subdivided into two types: variable rate demand notes and master demand obligations.

         Variable rate demand notes are tax exempt municipal obligations or participation interests that provide for a periodic adjustment in the interest rate paid on the notes. They permit the holder to demand payment of the notes or to demand purchase of the notes at a purchase price equal to the unpaid principal balance, plus accrued interest either directly by the issuer or by drawing on a bank letter of credit or guaranty issued with respect to such note. The issuer of the municipal obligation may have a corresponding right to prepay at its discretion the outstanding principal of the note plus accrued interest upon notice comparable to that required for the holder to demand payment. The variable rate demand notes in which the U.S. Fixed Income Portfolio may invest are payable, or are subject to purchase, on demand usually on notice of seven calendar days or less. The terms of the notes provide that interest rates are adjustable at intervals ranging from daily to six months, and the adjustments are based upon the prime rate of a bank or other appropriate interest rate index specified in the respective notes. Variable rate demand notes are valued at amortized cost; no value is assigned to the right of the Portfolio to receive the par value of the obligation upon demand or notice.

         Master demand obligations are tax exempt municipal obligations that provide for a periodic adjustment in the interest rate paid and permit daily changes in the amount borrowed. The interest on such obligations is, in the opinion of counsel for the borrower, exempt from federal income tax. For a description of the attributes of master demand obligations, see "Money Market Instruments" above. Although there is no secondary market for master demand obligations, such obligations are considered by the U.S. Fixed Income Portfolio to be liquid because they are payable upon demand. The U.S. Fixed Income Portfolio has no specific percentage limitations on investments in master demand obligations.

EQUITY INVESTMENTS

         As discussed in the Prospectus, the Selected U.S. Equity, U.S. Small Company, Non-U.S. Equity, European Equity, Emerging Markets Equity, Asia Growth and Japan Equity Portfolios (collectively, the "Equity Portfolios") invest primarily in Equity Securities. The Equity Securities in which the Equity Portfolios invest include those listed on any domestic or foreign securities exchange or traded in the over-the-counter market as well as certain restricted or unlisted securities. A discussion of the various types of equity investments which may be purchased by these Portfolios appears in the Prospectus and below. See "Quality and Diversification Requirements."

         EQUITY SECURITIES. The Equity Securities in which the Equity Portfolios may invest may or may not pay dividends and may or may not carry voting rights. Common stock occupies the most junior position in a company's capital structure.

         The convertible securities in which the Equity Portfolios may invest include any debt securities or preferred stock which may be converted into common stock or which carry the right to purchase common stock. Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time.

         The terms of any convertible security determine its ranking in a company's capital structure. In the case of subordinated convertible debentures, the holders' claims on assets and earnings are subordinated to the claims of other creditors, and are senior to the claims of preferred and common shareholders. In the case of convertible preferred stock, the holders' claims on assets and earnings are subordinated to the claims of all creditors and are senior to the claims of common shareholders.

WARRANTS

         The Equity Portfolios may invest in warrants, which entitle the holder to buy common stock from the issuer at a specific price (the strike price) for a specific period of time. The strike price of warrants sometimes is much lower than the current market price of the underlying securities, yet warrants are subject to similar price fluctuations. As a result, warrants may be more volatile investments than the underlying securities.

         Warrants do not entitle the holder to dividends or voting rights with respect to the underlying securities and do not represent any rights in the assets of the issuing company. Also, the value of the warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to the expiration date.

FOREIGN INVESTMENTS

         The Non-U.S. Fixed Income, Non-U.S. Equity, Emerging Markets Equity, Asia Growth, European Equity and Japan Equity Portfolios make substantial investments in foreign countries. The U.S. Fixed Income, Selected U.S. Equity and U.S. Small Company Portfolios may invest in certain foreign securities. The U.S. Fixed Income Portfolio may invest in dollar-denominated fixed income securities of foreign issuers. The Selected U.S. Equity Portfolio may invest in equity securities of foreign corporations included in the S&P 500 Index or listed on a national securities exchange. The U.S. Small Company Portfolio may invest in equity securities of foreign issuers that are listed on a national securities exchange or denominated or principally traded in the U.S. dollar. The U.S. Fixed Income Portfolio may invest in dollar-denominated fixed income securities of foreign issuers. The U.S. Fixed Income, Selected U.S. Equity and U.S. Small Company Portfolios do not expect to invest more than 25%, 5% and 5%, respectively, of their total assets at the time of purchase in securities of foreign issuers. In the case of the U.S. Fixed Income Portfolio, any foreign commercial paper must not be subject to foreign withholding tax at the time of purchase. Foreign investments may be made directly in securities of foreign issuers or in the form of American Depositary Receipts ("ADRs") and European Depositary Receipts ("EDRs"). Generally, ADRs and EDRs are receipts issued by a bank or trust company that evidence ownership of underlying securities issued by a foreign corporation and that are designed for use in the domestic, in the case of ADRs, or European, in the case of EDRs, securities markets.

         Since investments in foreign securities may involve foreign currencies, the value of a Portfolio's assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, including currency blockage. Each of the Portfolios except for the U.S. Fixed Income Portfolio may enter into forward commitments for the purchase or sale of foreign currencies in connection with the settlement of foreign securities transactions or to manage the Portfolio's currency exposure related to foreign investments as described in the relevant Prospectus. The Portfolios will not enter into such commitments for speculative purposes.

         For a description of the risks associated with investing in foreign securities, see "Risk Factors and Additional Investment Information" in the Prospectus.

         INVESTING IN JAPAN. Investing in Japanese securities may involve the risks associated with investing in foreign securities generally. In addition, because the Japan Equity Portfolio and the International Equity Portfolio invest in Japan, they will be subject to the general economic and political conditions in Japan.

         Share prices of companies listed on Japanese stock exchanges and on the Japanese OTC market reached historical peaks (which were later referred to as the "bubble") as well as historically high trading volumes in 1989 and 1990. Since then, stock prices in both markets decreased significantly, with listed stock prices reaching their lowest levels in the third quarter of 1992 and OTC stock prices reaching their lowest levels in the fourth quarter of 1992. During the period from January 1, 1989 through December 31, 1994, the highest Nikkei stock average and Nikkei OTC average were 38,915.87 and 4,149.20, respectively, and the lowest for each were 14,309.41 and 1,099.32, respectively. There can be no assurance that additional market corrections will not occur.

         The common stocks of many Japanese companies continue to trade at high price earnings ratios in comparison with those in the United States, even after the recent market decline. Differences in accounting methods make it difficult to compare the earnings of Japanese companies with those of companies in other countries, especially the United States.

         Since the Japan Equity and the International Equity Portfolios invest in securities denominated in yen, changes in exchange rates between the U.S. dollar and the yen affect the U.S. dollar value of their respective assets. Such rate of exchange is determined by forces of supply and demand on the foreign exchange markets. These forces are in turn affected by the international balance of payments and other economic, political and financial conditions, government intervention, speculation and other factors. See Foreign Currency Exchange Transactions.

         Japanese securities held by the Portfolios are not registered with the SEC nor are the issuers thereof subject to its reporting requirements. There may be less publicly available information about issuers of Japanese securities than about U.S. companies and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject.

         Although the Japanese economy has grown substantially over the past four decades, recently the rate of growth had slowed substantially. During 1991, 1992 and 1993, the Japanese economy grew at rates of 4.3%, 1.1% and 0.1%, respectively, as measured by real gross domestic product.

         Japan's success in exporting its products has generated a sizeable trade surplus. Such trade surplus has caused tensions at times between Japan and some of its trading partners. In particular, Japan's trade relations with the United

States have recently been the subject of discussion and negotiation between the two nations. The United States has imposed certain measures designed to address trade issues in specific industries. These measures and similar measures in the future may adversely affect the performance of the Japan Equity and International Equity Portfolios.

         Japan's economy has typically exhibited low inflation and low interest rates. There can be no assurance that low inflation and low interest rates will continue, and it is likely that a reversal of such factors would adversely affect the Japanese economy. Moreover, the Japanese economy may differ, favorably or unfavorably, from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position.

         Japan has a parliamentary form of government. In 1993 a coalition government was formed which, for the first time since 1955, did not include the Liberal Democratic Party. Since mid-1993, there have been several changes in leadership in Japan. What, if any, effect the current political situation will have on prospective regulatory reforms of the economy in Japan cannot be predicted. Recent and future developments in Japan and neighboring Asian countries may lead to changes in policy that might adversely affect these Portfolios.

ADDITIONAL INVESTMENTS

         WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. Each of the Portfolios may purchase securities on a when-issued or delayed delivery basis. For example, delivery of and payment for these securities can take place a month or more after the date of the purchase commitment. The purchase price and the interest rate payable, if any, on the securities are fixed on the purchase commitment date or at the time the settlement date is fixed. The value of such securities is subject to market fluctuation and for money market instruments and other fixed income investments no interest accrues to a Portfolio until settlement takes place. At the time a Portfolio makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction, reflect the value each day of such securities in determining its net asset value and, if applicable, calculate the maturity for the purposes of average maturity from that date. At the time of settlement, a when-issued security may be valued at less than the purchase price. To facilitate such acquisitions, each Portfolio will maintain with the Custodian a segregated account with liquid assets, consisting of cash, U.S. Government securities or other appropriate securities, in an amount at least equal to such commitments. On delivery dates for such transactions, each Portfolio will meet its obligations from maturities or sales of the securities held in the segregated account and/or from cash flow. If a Portfolio chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. It is the current policy of each Portfolio not to enter into when-issued commitments exceeding in the aggregate 15% of the market value of the Portfolio's total assets, less liabilities other than the obligations created by when-issued commitments.

         INVESTMENT COMPANY SECURITIES. Securities of other investment companies may be acquired by each of the Portfolios to the extent permitted under the 1940 Act. These limits require that, as determined immediately after a purchase is made, (i) not more than 5% of the value of the Portfolio's total assets will be invested in the securities of any one investment company, (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group, and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Portfolio. As a shareholder of another investment company, a Portfolio would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Portfolio bears directly in connection with its own operations.

         REVERSE REPURCHASE AGREEMENTS. Each of the Portfolios may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Portfolio sells a security and agrees to repurchase the same security at a mutually agreed upon date and price. For purposes of the 1940 Act, it is also considered as the borrowing of money by the Portfolio and, therefore, a form of leverage. The Portfolios will invest the proceeds of borrowings under reverse repurchase agreements. In addition, a Portfolio will enter into a reverse repurchase agreement only when the interest income to be earned from the investment of the proceeds is greater than the interest expense of the transaction. A Portfolio will not invest the proceeds of a reverse repurchase agreement for a period which exceeds the duration of the reverse repurchase agreement. A Portfolio may not enter into reverse repurchase agreements exceeding in the aggregate one-third of the market value of its total assets, less liabilities other than the obligations created by reverse repurchase agreements. Each Portfolio will establish and maintain with the Custodian a separate account with a segregated portfolio of securities in an amount at least equal to its purchase obligations under its reverse repurchase agreements.

         MORTGAGE DOLLAR ROLL TRANSACTIONS. The U.S. Fixed Income Portfolio may engage in mortgage dollar roll transactions with respect to mortgage securities issued by the Government National Mortgage Association, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation. In a mortgage dollar roll transaction, the Portfolio sells a mortgage backed security and simultaneously agrees to repurchase a similar security on a specified future date at an agreed upon price. During the roll period, the Portfolio will not be entitled to receive any interest or principal paid on the securities sold. The Portfolio is compensated for the lost interest on the securities sold by the difference between the sales price and the lower price for the future repurchase as well as by the interest earned on the reinvestment of the sales proceeds. The Portfolio may also be compensated by receipt of a commitment fee. When the Portfolio enters into a mortgage dollar roll transaction, liquid assets in an amount sufficient to pay for the future repurchase are segregated with the Custodian. Mortgage dollar roll transactions are considered reverse repurchase agreements for purposes of the Portfolio's investment restrictions.

         LOANS OF PORTFOLIO SECURITIES. Each of the Portfolios may lend its securities if such loans are secured continuously by cash or equivalent collateral or by a letter of credit in favor of the Portfolio at least equal at all times to 100% of the market value of the securities loaned, plus accrued interest. While such securities are on loan, the borrower will pay the Portfolio any income accruing thereon. Loans will be subject to termination by the Portfolios in the normal settlement time, generally three business days after notice, or by the borrower on one day's notice. Borrowed securities must be returned when the loan is terminated. Any gain or loss in the market price of the borrowed securities which occurs during the term of the loan inures to a Portfolio and its respective investors. The Portfolios may pay reasonable finders' and custodial fees in connection with a loan. In addition, a Portfolio will consider all facts and circumstances including the creditworthiness of the borrowing financial institution, and no Portfolio will make any loans in excess of one year. The Portfolios will not lend their securities to any officer, Trustee, Director, employee or other affiliate of the Portfolios, the Advisor or the Distributor, unless otherwise permitted by applicable law.

         PRIVATELY PLACED AND CERTAIN UNREGISTERED SECURITIES. Each of the Portfolios may invest in privately placed, restricted, Rule 144A or other unregistered securities as described in the Prospectus.

         As to illiquid investments, a Portfolio is subject to a risk that should the Portfolio decide to sell them when a ready buyer is not available at a price the Portfolio deems representative of their value, the value of the Portfolio's net assets could be adversely affected. Where an illiquid security must be registered under the Securities Act of 1933, as amended (the "1933 Act"), before it may be sold, a Portfolio may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the time of the decision to sell and the time the Portfolio may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a Portfolio might obtain a less favorable price than prevailed when it decided to sell.

QUALITY AND DIVERSIFICATION REQUIREMENTS

         Each of the Portfolios, except the Non-U.S. Fixed Income and Japan Equity Portfolios, intends to meet the diversification requirements of the 1940 Act. To meet these requirements, 75% of the assets of each of these Portfolios is subject to the following fundamental limitations: (1) the Portfolio may not invest more than 5% of its total assets in the securities of any one issuer, except obligations of the U.S. Government, its agencies and instrumentalities, and (2) the Portfolio may not own more than 10% of the outstanding voting securities of any one issuer. As for the other 25% of the Portfolio's assets not subject to the limitation described above, there is no limitation on investment of these assets under the 1940 Act, so that all of such assets may be invested in securities of any one issuer, subject to the limitation of any applicable state securities laws. Investments not subject to the limitations described above could involve an increased risk to a Portfolio should an issuer, or a state or its related entities, be unable to make interest or principal payments or should the market value of such securities decline.

         Although the Non-U.S. Fixed Income and Japan Equity Portfolios are not limited by the diversification requirements of the 1940 Act, these Portfolios will comply with the diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company. To meet these requirements, each Portfolio must diversify its holdings so that, with respect to 50% of the Portfolio's assets, no more than 5% of its assets are invested in the securities of any one issuer other than the U.S. Government at the close of each quarter of the Portfolio's taxable year. The Portfolio may, with respect to the remaining 50% of its assets, invest up to 25% of its assets in the securities of any one issuer (except this limitation does not apply to U.S. Government securities).

         U.S. FIXED INCOME AND NON-U.S. FIXED INCOME PORTFOLIOS. The U.S. Fixed Income and Non-U.S. Fixed Income Portfolios invest principally in a diversified portfolio of "high grade" and "investment grade" securities. Investment grade debt is rated, on the date of investment, within the four highest ratings of Moody's, currently Aaa, Aa, A and Baa, or of Standard & Poor's, currently AAA, AA, A and BBB; high grade debt is rated, on the date of the investment, within the two highest of such ratings. The U.S. Fixed Income Portfolio may also invest up to 5% of its total assets in securities which are "below investment grade." Such securities must be rated, on the date of investment, Ba by Moody's or BB by Standard & Poor's. The Portfolios may invest in debt securities which are not rated or other debt securities to which these ratings are not applicable, if in the opinion of the Advisor, such securities are of comparable quality to the rated securities discussed above. In addition, at the time the Portfolios invest in any commercial paper, bank obligation or repurchase agreement, the issuer must have outstanding debt rated A or higher by Moody's or Standard & Poor's, the issuer's parent corporation, if any, must have outstanding commercial paper rated Prime-1 by Moody's or A-1 by Standard & Poor's, or if no such ratings are available, the investment must be of comparable quality in the Advisor's opinion.

         EQUITY PORTFOLIOS. The Equity Portfolios may invest in convertible debt securities for which there are no specific quality requirements. In addition, at the time the Portfolio invests in any commercial paper, bank obligation or repurchase agreement, the issuer must have outstanding debt rated A or higher by Moody's or Standard & Poor's, the issuer's parent corporation, if any, must have outstanding commercial paper rated Prime-1 by Moody's or A-1 by Standard & Poor's, or if no such ratings are available, the investment must be of comparable quality in the Advisor's opinion. At the time the Portfolio invests in any other short-term debt securities, they must be rated A or higher by Moody's or Standard & Poor's, or if unrated, the investment must be of comparable quality in the Advisor's opinion.

         In determining suitability of investment in a particular unrated security, the Advisor takes into consideration asset and debt service coverage, the purpose of the financing, history of the issuer, existence of other rated securities of the issuer and other relevant conditions, such as comparability to other issuers.

OPTIONS AND FUTURES TRANSACTIONS

         EXCHANGE TRADED AND OVER-THE-COUNTER OPTIONS. All options purchased or sold by the Portfolios will be traded on a securities exchange or will be purchased or sold by securities dealers (over-the-counter or OTC options) that meet creditworthiness standards approved by the Portfolio's Board of Trustees. While exchange-traded options are obligations of the Options Clearing Corporation, in the case of OTC options, a Portfolio relies on the dealer from which it purchased the option to perform if the option is exercised. Thus, when a Portfolio purchases an OTC option, it relies on the dealer from which it purchased the option to make or take delivery of the underlying securities. Failure by the dealer to do so would result in the loss of the premium paid by the Portfolio as well as loss of the expected benefit of the transaction.

         The staff of the Securities and Exchange Commission (the "SEC") has taken the position that, in general, purchased OTC options and the underlying securities used to cover written OTC options are illiquid securities. However, a Portfolio may treat as liquid the underlying securities used to cover written OTC options, provided it has arrangements with certain qualified dealers who agree that the Portfolio may repurchase any option it writes for a maximum price to be calculated by a predetermined formula. In these cases, the OTC option itself would only be considered illiquid to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

         FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. The Portfolios permitted to enter into futures and options transactions may purchase or sell (write) futures contracts and purchase put and call options, including put and call options on futures contracts. In addition, the Non-U.S. Fixed Income, Emerging Markets Equity, Asia Growth, European Equity and Japan Equity Portfolios may sell (write) uncovered put and call options on futures. Futures contracts obligate the buyer to take and the seller to make delivery at a future date of a specified quantity of a financial instrument or an amount of cash based on the value of a securities index. Currently, futures contracts are available on various types of fixed income securities, including but not limited to U.S. Treasury bonds, notes and bills, Eurodollar certificates of deposit and on indexes of fixed income securities and indexes of equity securities.

         Unlike a futures contract, which requires the parties to buy and sell a security or make a cash settlement payment based on changes in a financial instrument or securities index on an agreed date, an option on a futures contract entitles its holder to decide on or before a future date whether to enter into such a contract. If the holder decides not to exercise its option, the holder may close out the option position by entering into an offsetting transaction or may decide to let the option expire and forfeit the premium thereon. The purchaser of an option on a futures contract pays a premium for the option but makes no initial margin payments or daily payments of cash in the nature of "variation" margin payments to reflect the change in the value of the underlying contract as does a purchaser or seller of a futures contract.

         The seller of an option on a futures contract receives the premium paid by the purchaser and may be required to pay initial margin. Amounts equal to the initial margin and any additional collateral required on any options on futures contracts sold by a Portfolio are paid by the Portfolio into a segregated account, in the name of the Futures Commission Merchant, as required by the 1940 Act and the SEC's interpretations thereunder.

         COMBINED POSITIONS. The Portfolios permitted to purchase and write options may do so in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, a Portfolio may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

         CORRELATION OF PRICE CHANGES. Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized options and futures contracts available will not match a Portfolio's current or anticipated investments exactly. A Portfolio may invest in options and futures contracts based on securities with different issuers, maturities or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not track the performance of the Portfolio's other investments.

         Options and futures contracts prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Portfolio's investments well. Options and futures contracts prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A Portfolio may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a Portfolio's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

         LIQUIDITY OF OPTIONS AND FUTURES CONTRACTS. There is no assurance a liquid market will exist for any particular option or futures contract at any particular time even if the contract is traded on an exchange. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts and may halt trading if a contract's price moves up or down more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for a Portfolio to enter into new positions or close out existing positions. If the market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions and could potentially require a Portfolio to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, the Portfolio's access to other assets held to cover its options or futures positions could also be impaired. (See "Exchange Traded and Over-the-Counter Options" above for a discussion of the liquidity of options not traded on an exchange.)

         POSITION LIMITS. Futures exchanges can limit the number of futures and options on futures contracts that can be held or controlled by an entity. If an adequate exemption cannot be obtained, a Portfolio or the Advisor may be required to reduce the size of its futures and options positions or may not be able to trade a certain futures or options contract in order to avoid exceeding such limits.

         ASSET COVERAGE FOR FUTURES CONTRACTS AND OPTIONS POSITIONS. The Portfolios intend to comply with Section 4.5 of the regulations under the Commodity Exchange Act, which limits the extent to which a Portfolio can commit assets to initial margin deposits and option premiums. In addition, the Portfolios will comply with guidelines established by the SEC with respect to coverage of options and futures contracts by mutual funds, and if the guidelines so require, will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures contract or option is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of a Portfolio's assets could impede portfolio management or the Portfolio's ability to meet redemption requests or other current obligations.

RISK MANAGEMENT

         The Non-U.S. Fixed Income, Emerging Markets Equity, Asia Growth, European Equity and Japan Equity Portfolios may employ non-hedging risk management techniques. Examples of such strategies include synthetically altering the duration of a portfolio or the mix of securities in a portfolio. For example, if the Advisor wishes to extend maturities in a fixed income portfolio in order to take advantage of an anticipated decline in interest rates, but does not wish to purchase the underlying long-term securities, it might cause the Portfolio to purchase futures contracts on long-term debt securities. Similarly, if the Advisor wishes to decrease fixed income securities or purchase equities, it could cause the Portfolio to sell futures contracts on debt securities and purchase futures contracts on a stock index. Such non-hedging risk management techniques are not speculative, but because they involve leverage include, as do all leveraged transactions, the possibility of losses as well as gains that are greater than if these techniques involved the purchase and sale of the securities themselves rather than their synthetic derivatives.

PORTFOLIO TURNOVER

         Set forth below are the portfolio turnover rates for the Portfolios corresponding to the Funds. A rate of 100% indicates that the equivalent of all of the Portfolio's assets have been sold and reinvested in a year. High portfolio turnover may result in the realization of substantial net capital gains or losses. To the extent net short term capital gains are realized, any distributions resulting from such gains are considered ordinary income for federal income tax purposes. See "Taxes" below.

THE U.S. FIXED INCOME PORTFOLIO (U.S. Fixed Income Fund) -- For the fiscal year ended October 31, 1994: 234%; for the fiscal year ended October 31, 1995: 293%.

THE NON-U.S. FIXED INCOME PORTFOLIO (International Fixed Income Fund) -- For the period October 11, 1994 (commencement of operations) through September 30, 1995:
288%.

THE SELECTED U.S. EQUITY PORTFOLIO (U.S. Equity Fund) -- For the period July 19, 1993 (commencement of operations) through May 31, 1994: 76%; for the fiscal year ended May 31, 1995: 71%.

THE U.S. SMALL COMPANY PORTFOLIO (U.S. Small Cap Equity Fund) -- For the period July 19, 1993 (commencement of operations) through May 31, 1994: 97%; for the fiscal year ended May 31, 1995: 75%.

THE NON-U.S. EQUITY PORTFOLIO (International Equity Fund) -- For the fiscal year ended October 31, 1994: 56%; for the fiscal year ended October 31, 1995: 59%.

THE EMERGING MARKETS EQUITY PORTFOLIO (Emerging Markets Equity Fund) -- For the fiscal year ended October 31, 1994: 27.48%; for the fiscal year ended October 31, 1995: 41.31%.

         As of the date of this Statement of Additional Information, financial information for the initial fiscal period of the Asia Growth, European Equity and Japan Equity Portfolios was not yet available.

INVESTMENT RESTRICTIONS

         The investment restrictions below have been adopted by the Trust with respect to each Fund and by each corresponding Portfolio. Except where otherwise noted, these investment restrictions are "fundamental" policies which, under the 1940 Act, may not be changed without the vote of a majority of the outstanding voting securities of the Fund or Portfolio, as the case may be. A "majority of the outstanding voting securities" is defined in the 1940 Act as the lesser of
(a) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities. The percentage limitations contained in the restrictions below apply at the time of the purchase of securities. Whenever a Fund is requested to vote on a change in the fundamental investment restrictions of its corresponding Portfolio, the Trust will hold a meeting of Fund shareholders and will cast its votes as instructed by the shareholders.

         The investment restrictions of each Fund and its corresponding Portfolio are identical, unless otherwise specified and except that each Fund may invest all of its investable assets in another open-end management investment company with the same investment objective, policies and restrictions (such as the Fund's corresponding Portfolio). Accordingly, references below to a Portfolio also include the Portfolio's corresponding Fund unless the context requires otherwise.

         The U.S. Fixed Income Portfolio may not:

  1. Borrow money, except from banks for extraordinary or emergency purposes and then only in amounts up to 30% of the value of the Portfolio's total assets, taken at cost at the time of such borrowing and except in connection with reverse repurchase agreements permitted by Investment Restriction No. 8. Mortgage, pledge or hypothecate any assets except in connection with any such borrowing in amounts up to 30% of the value of the Portfolio's net assets at the time of such borrowing. The Portfolio will not purchase securities while borrowings (including reverse repurchase agreements) exceed 5% of the Portfolio's total assets. This borrowing provision facilitates the orderly sale of portfolio securities, for example, in the event of abnormally heavy redemption requests. This provision is not for investment purposes. Collateral arrangements for premium and margin payments in connection with the Portfolio's hedging activities are not deemed to be a pledge of assets;

  2. Purchase the securities or other obligations of any one issuer if, immediately after such purchase, more than 5% of the value of the Portfolio's total assets would be invested in securities or other obligations of any one such issuer. This limitation shall not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or to permitted investments of up to 25% of the Portfolio's total assets;

  3. Purchase the securities of an issuer if, immediately after such purchase, the Portfolio owns more than 10% of the outstanding voting securities of such issuer. This limitation shall not apply to permitted investments of up to 25% of the Portfolio's total assets;

  4. Purchase securities or other obligations of issuers conducting their principal business activity in the same industry if, immediately after such purchase the value of its investments in such industry would exceed 25% of the value of the Portfolio's total assets. For purposes of industry concentration, there is no percentage limitation with respect to investments in U.S. Government securities;

  5. Make loans, except through the purchase or holding of debt obligations (including privately placed securities) or the entering into of repurchase agreements, or loans of portfolio securities in accordance with the Portfolio's investment objective and policies;

  6. Purchase or sell puts, calls, straddles, spreads, or any combination thereof, real estate, commodities, commodity contracts, except for the Portfolio's interest in hedging activities as described under "Investment Objectives and Policies"; or interests in oil, gas, or mineral exploration or development programs. However, the Portfolio may purchase debt obligations secured by interests in real estate or issued by companies which invest in real estate or interests therein including real estate investment trusts;

  7. Purchase securities on margin, make short sales of securities, or maintain a short position in securities, except in the course of the Portfolio's hedging activities, unless at all times when a short position is open the Portfolio owns an equal amount of such securities, provided that this restriction shall not be deemed to be applicable to the purchase or sale of when-issued securities or delayed delivery securities;

  8. Issue any senior security, except as appropriate to evidence indebtedness which constitutes a senior security and which the Portfolio is permitted to incur pursuant to Investment Restriction No. 1 and except that the Portfolio may enter into reverse repurchase agreements, provided that the aggregate of senior securities, including reverse repurchase agreements, shall not exceed one-third of the market value of the Portfolio's total assets, less liabilities other than obligations created by reverse repurchase agreements. The Portfolio's arrangements in connection with its hedging activities as described in "Investment Objectives and Policies" shall not be considered senior securities for purposes hereof;

  9. Acquire securities of other investment companies, except as permitted by the 1940 Act; or

 10.     Act as an underwriter of securities.

         Each of the Selected U.S. Equity and U.S. Small Company Portfolios may not:

  1. Purchase the securities or other obligations of issuers conducting their principal business activity in the same industry if, immediately after such purchase the value of its investments in such industry would exceed 25% of the value of the Portfolio's total assets. For purposes of industry concentration, there is no percentage limitation with respect to investments in U.S. Government securities;

  2. Borrow money, except from banks for extraordinary or emergency purposes and then only in amounts not to exceed 10% of the value of the Portfolio's total assets, taken at cost, at the time of such borrowing. Mortgage, pledge or hypothecate any assets except in connection with any such borrowing and in amounts not to exceed 10% of the value of the Portfolio's net assets at the time of such borrowing. The Portfolio will not purchase securities while borrowings exceed 5% of the Portfolio's total assets. This borrowing provision is included to facilitate the orderly sale of portfolio securities, for example, in the event of abnormally heavy redemption requests, and is not for investment purposes. Collateral arrangements for premium and margin payments in connection with the Portfolio's hedging activities are not deemed to be a pledge of assets;

  3. Purchase the securities or other obligations of any one issuer if, immediately after such purchase, more than 5% of the value of the Portfolio's total assets would be invested in securities or other obligations of any one such issuer. This limitation shall not apply to issues of the U.S. Government, its agencies or instrumentalities or to permitted investments of up to 25% of the Portfolio's total assets;

  4. Purchase the securities of an issuer if, immediately after such purchase, the Portfolio owns more than 10% of the outstanding voting securities of such issuer. This limitation shall not apply to permitted investments of up to 25% of the Portfolio's total assets;

  5. Make loans, except through the purchase or holding of debt obligations (including privately placed securities), or the entering into of repurchase agreements, or loans of portfolio securities in accordance with the Portfolio's investment objective and policies (see "Investment Objectives and Policies");

  6. Purchase or sell puts, calls, straddles, spreads, or any combination thereof, real estate, commodities, or commodity contracts, except for the Portfolio's interests in hedging activities as described under "Investment Objectives and Policies"; or interests in oil, gas, or mineral exploration or development programs. However, the Portfolio may purchase securities or commercial paper issued by companies which invest in real estate or interests therein, including real estate investment trusts;

  7. Purchase securities on margin, make short sales of securities, or maintain a short position, except in the course of the Portfolio's hedging activities, provided that this restriction shall not be deemed to be applicable to the purchase or sale of when-issued securities or delayed delivery securities;

  8. Acquire securities of other investment companies, except as permitted by the 1940 Act;

  9.     Act as an underwriter of securities;

 10. Issue any senior security, except as appropriate to evidence indebtedness which the Portfolio is permitted to incur pursuant to Investment Restriction No. 2. The Portfolio's arrangements in connection with its hedging activities as described in "Investment Objectives and Policies" shall not be considered senior securities for purposes hereof; or

 11. Purchase any equity security if, as a result, the Portfolio would then have more than 5% of its total assets invested in securities of companies (including predecessors) that have been in continuous operation for fewer than three years.

         The Non-U.S. Equity Portfolio may not:

  1. Borrow money, except from banks for extraordinary or emergency purposes and then only in amounts up to 30% of the value of the Portfolio's net assets at the time of borrowing, and except in connection with reverse repurchase agreements and then only in amounts up to 33 1/3% of the value of the Portfolio's net assets; or purchase securities while borrowings, including reverse repurchase agreements, exceed 5% of the Portfolio's total assets. The Portfolio will not mortgage, pledge or hypothecate any assets except in connection with any such borrowing and in amounts not to exceed 30% of the value of the Portfolio's net assets at the time of such borrowing;

  2. Purchase the securities or other obligations of any one issuer if, immediately after such purchase, more than 5% of the value of the Portfolio's total assets would be invested in securities or other obligations of any one such issuer. This limitation shall not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or to permitted investments of up to 25% of the Portfolio's total assets;

  3. Purchase the securities of an issuer if, immediately after such purchase, the Portfolio owns more than 10% of the outstanding voting securities of such issuer. This limitation shall not apply to permitted investments of up to 25% of the Portfolio's total assets;

  4. Purchase the securities or other obligations of issuers conducting their principal business activity in the same industry if, immediately after such purchase, the value of its investments in such industry would exceed 25% of the value of the Portfolio's total assets. For purposes of industry concentration, there is no percentage limitation with respect to investments in U.S. Government securities;

  5. Make loans, except through the purchase or holding of debt obligations (including restricted securities), or the entering into of repurchase agreements, or loans of portfolio securities in accordance with the Portfolio's investment objective and policies, see "Risk Factors and Additional Investment Information" in the Prospectus and "Investment Objectives and Policies" in this Statement of Additional Information;

  6. Purchase or sell puts, calls, straddles, spreads, or any combination thereof, real property, including limited partnership interests, commodities, or commodity contracts, except for the Portfolio's interests in hedging and foreign exchange activities as described under "Risk Factors and Additional Investment Information" in the Prospectus; or interests in oil, gas, mineral or other exploration or development programs or leases. However, the Portfolio may purchase securities or commercial paper issued by companies that invest in real estate or interests therein including real estate investment trusts;

  7. Purchase securities on margin, make short sales of securities, or maintain a short position in securities, except to obtain such short-term credit as necessary for the clearance of purchases and sales of securities, provided that this restriction shall not be deemed to apply to the purchase or sale of when-issued securities or delayed delivery securities;

  8. Acquire securities of other investment companies, except as permitted by the 1940 Act;

  9. Act as an underwriter of securities, except insofar as the Portfolio may be deemed to be an underwriter under the 1933 Act by virtue of disposing of portfolio securities; or

 10. Issue any senior security, except as appropriate to evidence indebtedness which the Portfolio is permitted to incur pursuant to Investment Restriction No. 1. The Portfolio's arrangements in connection with its hedging activities as described in "Risk Factors and Additional Investment Information" in the Prospectus shall not be considered senior securities for purposes hereof.

         Unless Sections 8(b)(1) and 13(a) of the 1940 Act or any SEC or SEC staff interpretations thereof are amended or modified, each of the Emerging Markets Equity, Asia Growth and European Equity Portfolios may not:

  1. Purchase any security if, as a result, more than 25% of the value of the Portfolio's total assets would be invested in securities of issuers having their principal business activities in the same industry. This limitation shall not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

  2. Borrow money, except that the Portfolio may (i) borrow money from banks for temporary or emergency purposes (not for leveraging purposes) and
         (ii) enter into reverse repurchase agreements for any purpose; provided that (i) and (ii) in total do not exceed 33 1/3% of the value of the Portfolio's total assets (including the amount borrowed) less liabilities (other than borrowings). If at any time any borrowings come to exceed 33 1/3% of the value of the Portfolio's total assets, the Portfolio will reduce its borrowings within three business days to the extent necessary to comply with the 33 1/3% limitation;

  3. With respect to 75% of its total assets, purchase any security if, as a result, (a) more than 5% of the value of the Portfolio's total assets would be invested in securities or other obligations of any one issuer; or (b) the Portfolio would hold more than 10% of the outstanding voting securities of that issuer. This limitation shall not apply to Government securities (as defined in the 1940 Act);

  4. Make loans to other persons, except through the purchase of debt obligations, loans of portfolio securities and participation in repurchase agreements;

  5. Purchase or sell physical commodities or contracts thereon, unless acquired as a result of the ownership of securities or instruments, but the Portfolio may purchase or sell futures contracts or options (including options on futures contracts, but excluding options or futures contracts on physical commodities) and may enter into foreign currency forward contracts;

  6. Purchase or sell real estate, but the Portfolio may purchase or sell securities that are secured by real estate or issued by companies

         (including real estate investment trusts) that invest or deal in real estate;

  7. Underwrite securities of other issuers, except to the extent the Portfolio, in disposing of portfolio securities, may be deemed an underwriter within the meaning of the 1933 Act; or

  8. Issue senior securities, except as permitted under the 1940 Act or any rule, order or interpretation thereunder.

         Unless Sections 8(b)(1) and 13(a) of the 1940 Act or any SEC or SEC staff interpretations thereof are amended or modified, each of the Non-U.S. Fixed Income and Japan Equity Portfolios may not:

  1. Purchase any security if, as a result, more than 25% of the value of the Portfolio's total assets would be invested in securities of issuers having their principal business activities in the same industry. This limitation shall not apply to obligations issued or guaranteed by the U.S.
         Government, its agencies or instrumentalities;

  2. Borrow money, except that the Portfolio may (i) borrow money from banks for temporary or emergency purposes (not for leveraging purposes) and
         (ii) enter into reverse repurchase agreements for any purpose; provided that (i) and (ii) in total do not exceed 33 1/3% of the value of the Portfolio's total assets (including the amount borrowed) less liabilities (other than borrowings). If at any time any borrowings come to exceed 33 1/3% of the value of the Portfolio's total assets, the Portfolio will reduce its borrowings within three business days to the extent necessary to comply with the 33 1/3% limitation;

  3. Make loans to other persons, except through the purchase of debt obligations, loans of portfolio securities and participation in repurchase agreements;

  4. Purchase or sell physical commodities or contracts thereon, unless acquired as a result of the ownership of securities or instruments, but the Portfolio may purchase or sell futures contracts or options (including options on futures contracts, but excluding options or futures contracts on physical commodities) and may enter into foreign currency forward contracts;

  5. Purchase or sell real estate, but the Portfolio may purchase or sell securities that are secured by real estate or issued by companies (including real estate investment trusts) that invest or deal in real estate;

  6. Underwrite securities of other issuers, except to the extent the Portfolio, in disposing of portfolio securities, may be deemed an underwriter within the meaning of the 1933 Act; or

  7. Issue senior securities, except as permitted under the 1940 Act or any rule, order or interpretation thereunder.

         NON-FUNDAMENTAL INVESTMENT RESTRICTIONS - ALL PORTFOLIOS. The investment restriction described below is not a fundamental policy of each Portfolio and may be changed by the Portfolio's Trustees. This non-fundamental investment policy requires that each Portfolio may not:

         (i) acquire any illiquid securities, such as repurchase agreements with more than seven days to maturity or fixed time deposits with a duration of over seven calendar days, if as a result thereof, more than 15% of the market value of the Portfolio's total assets would be in investments that are illiquid.

         NON-FUNDAMENTAL INVESTMENT RESTRICTIONS - NON-U.S. EQUITY PORTFOLIO.The investment restrictions described below are not fundamental policies of the Non-U.S. Equity Portfolio and may be changed by the Portfolio's Trustees. These non-fundamental investment policies require that the Portfolio may not:

         (i) purchase any equity security if, as a result, the Portfolio would then have more than 5% of its total assets invested in securities of companies (including predecessors) that have been in continuous operation for fewer than three years;

         (ii) invest in warrants (other than warrants acquired by the Portfolio as part of a unit or attached to securities at the time of purchase) if, as a result, the investments (valued at the lower of cost or market) would exceed 5% of the value of the Portfolio's net assets or if, as a result, more than 2% of the Portfolio's net assets would be invested in warrants not listed on a recognized U.S. or foreign stock exchange, to the extent permitted by applicable state securities laws; or

         (iii) invest in any securities issued by an issuer any of whose officers, directors, trustees or security holders is an officer or Trustee of the Portfolio, or is an officer of the Advisor, if after the Portfolio's purchase of the securities of such issuer, one or more of such persons owns beneficially more than 1/2 of 1% of the shares or securities, or both, all taken at market value, of such issuer, and such persons owning more than 1/2 of 1% of such shares or securities together own beneficially more than 5% of such shares or securities, or both, all taken at market value.

         NON-FUNDAMENTAL INVESTMENT RESTRICTIONS - SELECTED U.S. EQUITY AND U.S. SMALL COMPANY PORTFOLIOS. The investment restrictions described below are not fundamental policies of these Portfolios and may be changed by the Portfolios' Trustees. These non-fundamental investment policies require that each of these Portfolios may not:

         (i) invest in warrants (other than warrants acquired by the Portfolio as part of a unit or attached to securities at the time of purchase) if, as a result, the investments (valued at the lower of cost or market) would exceed 5% of the value of the Portfolio's net assets or if, as a result, more than 2% of the Portfolio's net assets would be invested in warrants not listed on a recognized U.S. or foreign stock exchange, to the extent permitted by applicable state securities laws;

         (ii) invest in any securities issued by an issuer any of whose officers, directors, trustees or security holders is an officer or Trustee of the Portfolio, or is an officer of the Advisor, if after the Portfolio's purchase of the securities of such issuer, one or more of such persons owns beneficially more than 1/2 of 1% of the shares or securities, or both, all taken at market value, of such issuer, and such persons owning more than 1/2 of 1% of such shares or securities together own beneficially more than 5% of such shares or securities, or both, all taken at market value;

         (iii)  invest in real estate limited partnership interests; or

         (iv)  invest in oil, gas or other mineral leases.

         NON-FUNDAMENTAL INVESTMENT RESTRICTIONS - EMERGING MARKETS EQUITY, ASIA GROWTH AND EUROPEAN EQUITY PORTFOLIOS. The investment restrictions described below are not fundamental policies of these Portfolios and may be changed by the Portfolios' Trustees. These non-fundamental investment policies require that each of these Portfolios may not:

         (i) Acquire securities of other investment companies, except as permitted by the 1940 Act or any rule, order or interpretation thereunder, or in connection with a merger, consolidation, reorganization, acquisition of assets or an offer of exchange;

         (ii) Purchase any security if, as a result, the Portfolio would then have more than 5% of its total assets invested in securities of companies (including predecessors) that have been in continuous operation for fewer than three years;

         (iii) Invest in warrants (other than warrants acquired by the Portfolio as part of a unit or attached to securities at the time of purchase) if, as a result, the investments (valued at the lower of cost or market) would exceed 5% of the value of the Portfolio's net assets or if, as a result, more than 2% of the Portfolio's net assets would be invested in warrants not listed on a recognized U.S. or foreign stock exchange, to the extent permitted by applicable state securities laws;

         (iv) Sell any security short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold or unless it covers such short sales as required by the current rules or positions of the SEC or its staff. Transactions in futures contracts and options shall not constitute selling securities short;

         (v) Purchase securities on margin, but the Portfolio may obtain such short term credits as may be necessary for the clearance of transactions;

         (vi) Purchase or retain securities of any issuer if, to the knowledge of the Portfolio, any of the Portfolio's officers or Trustees or any officer of the Advisor individually owns more than 1/2 of 1% of the issuer's outstanding securities and such persons owning more than 1/2 of 1% of such securities together beneficially own more than 5% of such securities, all taken at market; or

         (vii) Invest in real estate limited partnerships or purchase interests in oil, gas or mineral exploration or development programs or leases.

         NON-FUNDAMENTAL INVESTMENT RESTRICTIONS - JAPAN EQUITY PORTFOLIO. The investment restrictions described below are not fundamental policies of the Japan Equity Portfolio and may be changed by the Portfolio's Trustees. These non- fundamental investment policies require that the Portfolio may not:

         (i) Acquire securities of other investment companies, except as permitted by the 1940 Act or any rule, order or interpretation thereunder, or in connection with a merger, consolidation, reorganization, acquisition of assets or an offer of exchange;

         (ii) Purchase any security if, as a result, the Portfolio would then have more than 5% of its total assets invested in securities of companies (including predecessors) that have been in continuous operation for fewer than three years;

         (iii) Sell any security short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold or unless it covers such short sales as required by the current rules or positions of the SEC or its staff. Transactions in futures contracts and options shall not constitute selling securities short;

         (iv) Purchase securities on margin, but the Portfolio may obtain such short term credits as may be necessary for the clearance of transactions;

         (v) Purchase or retain securities of any issuer if, to the knowledge of the Portfolio, any of the Portfolio's officers or Trustees or any officer of the Advisor individually owns more than 1/2 of 1% of the issuer's outstanding securities and such persons owning more than 1/2 of 1% of such securities together beneficially own more than 5% of such securities, all taken at market; or

         (vi) Invest in real estate limited partnerships or purchase interests in oil, gas or mineral exploration or development programs or leases.

         NON-FUNDAMENTAL INVESTMENT RESTRICTIONS - NON-U.S. FIXED INCOME PORTFOLIO. The investment restrictions described below are not fundamental policies of the Non-U.S. Fixed Income Portfolio and may be changed by the Portfolio's Trustees. These non-fundamental investment policies require that the Portfolio may not:

         (i) Acquire securities of other investment companies, except as permitted by the 1940 Act or any rule, order or interpretation thereunder, or in connection with a merger, consolidation, reorganization, acquisition of assets or an offer of exchange;

         (ii) Purchase any security if, as a result, the Portfolio would then have more than 5% of its total assets invested in securities of companies (including predecessors) that have been in continuous operation for fewer than three years;

         (iii) Sell any security short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold or unless it covers such short sales as required by the current rules or positions of the SEC or its staff. Transactions in futures contracts and options shall not constitute selling securities short;

         (iv) Purchase or retain securities of any issuer if, to the knowledge of the Portfolio, any of the Portfolio's officers or Trustees or any officer of the Advisor individually owns more than 1/2 of 1% of the issuer's outstanding securities and such persons owning more than 1/2 of 1% of such securities together beneficially own more than 5% of such securities, all taken at market;

         (v) Purchase securities on margin, but the Portfolio may obtain such short term credits as may be necessary for the clearance of transactions; or

         (vi) Invest in real estate limited partnerships or purchase interests in oil, gas or mineral exploration or development programs or leases.

         ALL PORTFOLIOS. There will be no violation of any investment restriction if that restriction is complied with at the time the relevant action is taken notwithstanding a later change in market value of an investment, in net or total assets, in the securities rating of the investment or any other later change.

TRUSTEES AND OFFICERS

         The Trustees of the Trust and the Trustees of the Portfolios, their business addresses and their principal occupations during the past five years are set forth below. An asterisk indicates that a Trustee is an "interested person" (as defined in the 1940 Act) of the Trust or the Portfolios, as the case may be.

TRUSTEES OF THE TRUST

         JOHN C. COX*--Trustee; Nomura Professor of Finance, Massachusetts Institute of Technology (since 1983); Director, Asset Specialization Corporation (since May, 1992); Director, Nomura Asset Securities Corporation (since May,
1992); Fellow, Econometric Society (since December, 1990); Director, Nomura Mortgage Capital Corporation (since 1989); Director, American Finance Association (prior to 1993); Consultant J.P. Morgan Investment Management Inc. ("J.P. Morgan") (since 1985). His address is 15 Stony Brook Road, Weston, Massachusetts 02193.

         JOHN R. RETTBERG--Trustee; retired; Consultant, Northrop Grumman Corporation ("Northrop") (since January, 1995); Corporate Vice President and Treasurer, Northrop (prior to January, 1995); Director, Independent Colleges of Southern California (prior to 1994); Director, Junior Achievement (prior to
1993). His address is 79-165 Montego Bay Drive, Bermuda Dunes, California 92201.

         JOHN F. RUFFLE*--Trustee; retired; Consultant, J.P. Morgan (since June,
1993); Director and Vice Chairman of J.P. Morgan (prior to June, 1993); Director, Trident Corporation (since April, 1994); Director, Bethlehem Steel Corporation (since September, 1990); Trustee, Johns Hopkins University (since April, 1990); Trustee, Overlook Hospital Foundation (since April, 1990); Director, Student Loan

Marketing Association (since April, 1990). His address is 34 Wynwood Road, Chatham, New Jersey 07928-1731.

         KENNETH WHIPPLE, JR.--Trustee; Executive Vice President, Ford Motor Company, President, Ford Financial Services Group, and Director, Ford Motor Credit Company (since 1988); Director and President, Ford Holdings, Inc. (since
1989); Director, CMS Energy Corporation and Consumers Power Company (since January, 1993); Director, Detroit Country Day School (since January, 1993); Director Granite Management Corporation (formerly First Nationwide Financial Corporation) and Granite Savings Bank (formerly First Nationwide Bank) (since
1988); Director, United Way of Southeastern Michigan (since 1988); Director, USL Capital Corporation (since 1988); Chairman, Director and First Vice President, WTVS-TV (since 1988). His address is 1115 Country Club Drive, Bloomfield Hills, Michigan 48304.

         Each Trustee of the Trust is paid a $16,000 annual fee for serving as Trustee of the Trust and is reimbursed for expenses incurred in connection with service as a Trustee. The Trustees may hold various other directorships unrelated to the Trust. The Trustees of the Trust, in addition to reviewing actions of the Trust's various service providers, decide upon matters of general policy.

TRUSTEES OF THE PORTFOLIOS

         FREDERICK S. ADDY--Trustee; Retired; Executive Vice President and Chief Financial Officer from January 1990 to April 1994, Amoco Corporation. His address is 5300 Arbutus Cove, Austin, TX 78746.

         WILLIAM G. BURNS--Trustee; Retired; Limited Partner, Galen Partners L.P. and Vice Chairman, Galen Associates, since 1990; Chief Executive Officer, Galen Associates and General Partner, Galen Partners L.P., until 1991. His address is 2200 Alaqua Drive, Longwood, FL 32779.

         ARTHUR C. ESCHENLAUER--Trustee; Retired; Senior Vice President, Morgan Guaranty Trust Company of New York until 1987. His address is 14 Alta Vista Drive, RD #2, Princeton, NJ 08540.

         MATTHEW HEALEY*--Trustee and Chairman of the Board of Trustees; Chairman, Pierpont Group, Inc., since 1989; Chairman and Chief Executive Officer, Execution Services, Inc. until October 1991. His address is Pine Tree Club Estates, 10286 Saint Andrews Road, Boynton Beach, FL 33436.

         MICHAEL P. MALLARDI--Trustee; Senior Vice President, Capital Cities/ABC, Inc., President, Broadcast Group, since 1986. His address is 77 West 66th Street, New York, NY 10017.

         Each Trustee of the Portfolios is paid an annual fee as follows for serving as Trustee of The Pierpont Funds, The JPM Institutional Funds, the Portfolios and the other portfolios in which these funds invest, and is reimbursed for any expenses incurred in connection with service as a Trustee. The Trustees may hold various other directorships unrelated to the Portfolios.


                                                          PENSION OR RETIREMENT                        TOTAL COMPENSATION FROM THE
                                    AGGREGATE             BENEFITS                                     PORTFOLIOS, JPM INSTITUTIONAL
                                    COMPENSATION          ACCRUED AS PART OF      ESTIMATED            AND PIERPONT FUNDS PAID TO
                                    FROM THE TRUST        FUND EXPENSES           ANNUAL BENEFITS      TRUSTEES DURING 1995
                                    DURING 1995           -------------           UPON RETIREMENT      --------------------
                                    -----------                                   ---------------

Frederick S. Addy, Trustee              N/A                   None                    None                  $62,500

William G. Burns, Trustee               N/A                   None                    None                  $62,500

Arthur C. Eschenlauer, Trustee          N/A                   None                    None                  $62,500

Matthew Healey, Trustee, Chairman and   N/A                   None                    None                  $62,500
Chief Executive Officer (*)

Michael P. Mallardi, Trustee            N/A                   None                    None                  $62,500

------------------------------------
(*) During 1995, Pierpont Group, Inc. paid Mr. Healey, in his role as Chairman of Pierpont Group, Inc., compensation in the amount of $140,000, contributed $21,000 to a defined contribution plan on his behalf, and paid $20,000 in insurance premiums for his benefit.

         As of April 1, 1995 the annual fee paid to each Trustee for serving as a Trustee of each of the Portfolios, The JPM Institutional Funds, The Pierpont Funds and other registered investment companies in which series of the JPM Institutional Funds invest was adjusted to $65,000.

         The Portfolios' Trustees, in addition to reviewing actions of the Portfolios' various service providers, decide upon matters of general policy. Each of the Portfolios has entered into a Fund Services Agreement with Pierpont Group, Inc. to assist the Trustees in exercising their overall supervisory responsibilities over the affairs of the Portfolios. Pierpont Group, Inc. was organized in July 1989 to provide services for The Pierpont Family of Funds, and the Trustees of the Portfolios are the shareholders of Pierpont Group, Inc. The Portfolios have agreed to pay Pierpont Group, Inc. a fee in an amount representing its reasonable costs in performing these services. These costs are periodically reviewed by the Portfolios' Trustees. The aggregate fees paid by each Portfolio during the indicated fiscal years are set forth below:

U.S. FIXED INCOME PORTFOLIO--For the fiscal year ended October 31, 1994:
$23,028; for the fiscal year ended October 31, 1995:  $40,729.

NON-U.S. FIXED INCOME PORTFOLIO--For the period October 11, 1994 (commencement of operations) through September 30, 1995: $20,446.

SELECTED U.S. EQUITY PORTFOLIO--For the fiscal year ended May 31, 1994: $20,385; for the fiscal year ended May 31, 1995: $52,948.

U.S. SMALL COMPANY PORTFOLIO--For the fiscal year ended May 31, 1994: $33,435; for the fiscal year ended May 31, 1995: $62,256.

NON-U.S. EQUITY PORTFOLIO--For the fiscal year ended October 31, 1994: $32,512; for the fiscal year ended October 31, 1995: $48,442.

EMERGING MARKETS EQUITY PORTFOLIO--For the fiscal year ended October 31, 1994:
$42,764; for the fiscal year ended October 31, 1995:  $53,162.

         As of the date of this Statement of Additional Information, financial information for the initial fiscal period of the Asia Growth, European Equity and Japan Equity Portfolios was not yet available.

OFFICERS

         The Trust's and Portfolios' executive officers (listed below), other than the Chief Executive Officer of the Portfolios, are provided and compensated by Signature Broker-Dealer Services, Inc. ("SBDS"), a wholly owned subsidiary of Signature Financial Group, Inc. ("Signature"). The officers conduct and supervise the business operations of the Trust and the Portfolios. The Trust and the Portfolios have no employees.

         The officers of the Trust and the Portfolios and their principal occupations during the past five years are set forth below. Unless otherwise specified, each officer holds the same position with the Trust and each Portfolio. The business address of each of the officers unless otherwise noted is Signature Broker-Dealer Services, Inc., 6 St. James Avenue, Boston, Massachusetts 02116.

         MATTHEW HEALEY; Chief Executive Officer of the Portfolios; Chairman, Pierpont Group, Inc., since 1989; Chairman and Chief Executive Officer, Execution Services, Inc. until October 1991. His address is Pine Tree Club Estates, 10286 Saint Andrews Road, Boynton Beach, FL 33436.

         PHILIP W. COOLIDGE; President; Chairman, Chief Executive Officer and President, Signature since December 1988 and SBDS since April 1989.

         DAVID G. DANIELSON; Assistant Treasurer; Assistant Manager, Signature since May 1991; Graduate Student, Northeastern University from April 1990 to March 1991.

         JOHN R. ELDER; Treasurer; Vice President, Signature (since April 1995); Treasurer, Phoenix Family of Mutual Funds (Phoenix Home Life Mutual Insurance Company) (from 1983 to March 1995).

         LINDA T. GIBSON; Assistant Secretary; Legal Counsel and Assistant Secretary, Signature since June 1991; Assistant Secretary, SBDS since November 1992; law student, Boston University School of Law prior to May 1992.

         JAMES E. HOOLAHAN; Vice President; Senior Vice President, Signature since December 1989.

         SUSAN JAKUBOSKI; Assistant Secretary and Assistant Treasurer of the Portfolios; Manager and Senior Fund Administrator, Signature and Signature (Cayman) (since August 1994); Assistant Treasurer, SBDS (since September 1994); Fund Compliance Administrator, Concord Financial Group, Inc. (from November 1990 to August 1994); Senior Fund Accountant, Neuberger & Berman Management Incorporated (since prior to 1990). Her address is P.O. Box 2494, Elizabethan Square, George Town, Grand Cayman, Cayman Islands, B.W.I.

         JAMES S. LELKO; Assistant Treasurer; Assistant Manager, Signature since January 1993; Senior Tax Compliance Accountant, Putnam Companies since prior to December 1992.

         THOMAS M. LENZ; Secretary; Vice President and Associate General Counsel, Signature since November 1989; Assistant Secretary, SBDS since February 1991.

         MOLLY S. MUGLER; Assistant Secretary; Legal Counsel and Assistant Secretary, Signature since December 1988; Assistant Secretary, SBDS since April 1989.

         ANDRES E. SALDANA; Assistant Secretary; Legal Counsel and Assistant Secretary, Signature since November 1992; Assistant Secretary, SBDS since September 1993; Attorney, Ropes & Gray from September 1990 to November 1992.

         DANIEL E. SHEA; Assistant Treasurer; Assistant Manager of Fund Administration, Signature since November 1993; Supervisor and Senior Technical Advisor, Putnam Investments since prior to 1990.

         Messrs. Coolidge, Danielson, Elder, Hoolahan, Lelko, Lenz, Saldana and Shea and Mss. Gibson, Mugler and Jakuboski hold similar positions for other investment companies for which SBDS or an affiliate serves as principal underwriter.

INVESTMENT ADVISOR

         The investment advisor to the Portfolios is Morgan Guaranty Trust Company of New York, a wholly owned subsidiary of J.P. Morgan & Co. Incorporated ("J.P. Morgan"), a bank holding company organized under the laws of the State of Delaware. Morgan, whose principal offices are at 60 Wall Street, New York, New York 10260, is a New York trust company which conducts a general banking and trust business. Morgan is subject to regulation by the New York State Banking Department and is a member bank of the Federal Reserve System. Through offices in New York City and abroad, Morgan offers a wide range of services, primarily to governmental, institutional, corporate and high net worth individual customers in the United States and throughout the world.

         J.P. Morgan, through the Advisor and other subsidiaries, acts as investment advisor to individuals, governments, corporations, employee benefit plans, mutual funds and other institutional investors with combined assets under management of approximately $165 billion (of which the Advisor advises over $26 billion).

         J.P. Morgan has a long history of service as adviser, underwriter and lender to an extensive roster of major companies and as a financial advisor to national governments. The firm, through its predecessor firms, has been in business for over a century and has been managing investments since 1913.

         The basis of Morgan's investment process is fundamental investment research as the firm believes that fundamentals should determine an asset's value over the long term. J.P. Morgan currently employs over 100 full time research analysts, among the largest research staffs in the money management industry, in its investment management divisions located in New York, London, Tokyo, Frankfurt, Melbourne and Singapore to cover companies, industries and countries on site.

In addition, the investment management divisions employ approximately 300 capital market researchers, portfolio managers and traders. The conclusions of the equity analysts' fundamental research is quantified into a set of projected returns for individual companies through the use of a dividend discount model. These returns are projected for 2 to 5 years to enable analysts to take a longer term view. These returns, or normalized earnings, are used to establish relative values among stocks in each industrial sector. These values may not be the same as the markets' current valuations of these companies. This provides the basis for ranking the attractiveness of the companies in an industry according to five distinct quintiles or rankings. This ranking is one of the factors considered in determining the stocks purchased and sold in each sector. The Advisor's fixed income investment process is based on analysis of real rates, sector diversification and quantitative and credit analysis.

         The investment advisory services the Advisor provides to the Portfolios are not exclusive under the terms of the Advisory Agreements. The Advisor is free to and does render similar investment advisory services to others. The Advisor serves as investment advisor to personal investors and other investment companies and acts as fiduciary for trusts, estates and employee benefit plans. Certain of the assets of trusts and estates under management are invested in common trust funds for which the Advisor serves as trustee. The accounts which are managed or advised by the Advisor have varying investment objectives and the Advisor invests assets of such accounts in investments substantially similar to, or the same as, those which are expected to constitute the principal investments of the Portfolios. Such accounts are supervised by officers and employees of the Advisor who may also be acting in similar capacities for the Portfolios. See "Portfolio Transactions."

         Sector weightings are generally similar to a fund's benchmark with the emphasis on security selection as the method to achieve investment performance superior to the benchmark. The benchmarks for the Portfolios in which the Funds invest are currently: The U.S. Fixed Income Portfolio--Salomon Brothers Broad Investment Grade Bond Index; The Non-U.S. Fixed Income Portfolio--Salomon Brother Non-U.S. World Government Bond Index; The Selected U.S. Equity Portfolio--S&P 500 Index; The U.S. Small Company Portfolio--Russell 2500 Index; The Non-U.S. Equity Portfolio--EAFE Index; The Emerging Markets Equity Portfolio--MSCI Emerging Markets Free Index; The European Equity Portfolio--the MSCI Europe Index; The Japan Equity Portfolio--the TOPIX; and The Asia Growth Portfolio--the MSCI indexes for Hong Kong and Singapore and the International Finance Corporation Investable indexes for China, Indonesia, Malaysia, Philippines, South Korea, Taiwan and Thailand.

         J.P. Morgan Investment Management Inc., a wholly owned subsidiary of J.P. Morgan, is a registered investment adviser under the Investment Advisers Act of 1940, as amended, which manages employee benefit funds of corporations, labor unions and state and local governments and the accounts of other institutional investors, including investment companies. Certain of the assets of employee benefit accounts under its management are invested in commingled pension trust funds for which the Advisor serves as trustee. J.P. Morgan Investment Management Inc. advises the Advisor on investment of the commingled pension trust funds.

         The Portfolios are managed by officers of the Advisor who, in acting for their customers, including the Portfolios, do not discuss their investment decisions with any personnel of J.P. Morgan or any personnel of other divisions of the Advisor or with any of its affiliated persons, with the exception of J.P. Morgan Investment Management Inc. See "Portfolio Transactions" below for a description of services provided to the Portfolios by J.P. Morgan Investment Management Inc.

         As compensation for the services rendered and related expenses such as salaries of advisory personnel borne by the Advisor under the Advisory Agreements, the Portfolio corresponding to each Fund has agreed to pay the Advisor a fee, which is computed daily and may be paid monthly, equal to the annual rates of each Portfolio's average daily net assets shown below.

PORTFOLIO                                                   FEE RATE

U.S. FIXED INCOME                                             0.30%

NON-U.S. FIXED INCOME                                         0.35%

SELECTED U.S. EQUITY                                          0.40%

U.S. SMALL COMPANY                                            0.60%

NON-U.S. EQUITY                                               0.60%

EMERGING MARKETS EQUITY                                       1.00%

ASIA GROWTH                                                   0.80%

EUROPEAN EQUITY                                               0.65%

JAPAN EQUITY                                                  0.65%

         The table below sets forth for each Fund listed the advisory fees paid by its corresponding Portfolio to the Advisor for the fiscal periods indicated. See "Expenses" in the Prospectus and below for applicable expense limitations.

U.S. FIXED INCOME PORTFOLIO (U.S. FIXED INCOME FUND)--For the period July 12, 1993 (commencement of operations) through October 31, 1993: $119,488. For the fiscal year ended October 31, 1994: $699,081. For the fiscal year ended October 31, 1995: $1,339,147.

NON-U.S. FIXED INCOME PORTFOLIO (INTERNATIONAL FIXED INCOME FUND)--For the period October 11, 1994 (commencement of operations) through September 30, 1995:
$782,748.

SELECTED U.S. EQUITY PORTFOLIO (U.S. EQUITY FUND)--For the period July 19, 1993 (commencement of operations) through May 31, 1994: $1,263,048. For the fiscal year ended May 31, 1995: $2,025,936.

U.S. SMALL COMPANY PORTFOLIO (U.S. SMALL CAP EQUITY FUND)--For the period July 19, 1993 (commencement of operations) through May 31, 1994: $2,912,670. For the fiscal year ended May 31, 1995: $3,514,331.

NON-U.S. EQUITY PORTFOLIO (INTERNATIONAL EQUITY FUND)--For the period October 4, 1993 (commencement of operations) through October 31, 1993: $78,550. For the fiscal year ended October 31, 1994: $1,911,202. For the fiscal year ended October 31, 1995: $3,174,965.

EMERGING MARKETS EQUITY PORTFOLIO (EMERGING MARKETS EQUITY FUND)--For the period November 15, 1993 (commencement of operations) through October 31, 1994:
$4,122,465.  For the fiscal year ended October 31, 1995:  $5,713,506.

         As of the date of this Statement of Additional Information, financial information for the initial fiscal period of the Asia Growth, European Equity and Japan Equity Portfolios was not yet available.

         The Investment Advisory Agreements provide that they will continue in effect for a period of two years after execution only if specifically approved thereafter annually in the same manner as the Distribution Agreement. See "Administrator and Distributor" below. Each of the Investment Advisory Agreements will terminate automatically if assigned and is terminable at any time without penalty by a vote of a majority of the Portfolio's Trustees, or by a vote of the holders of a majority of the Portfolio's outstanding voting securities, on 60 days' written notice to the Advisor and by the Advisor on 90 days' written notice to the Portfolio. See "Additional Information."

         The Glass-Steagall Act and other applicable laws generally prohibit banks such as Morgan from engaging in the business of underwriting or distributing securities, and the Board of Governors of the Federal Reserve System has issued an interpretation to the effect that under these laws a bank holding company registered under the federal Bank Holding Company Act or certain subsidiaries thereof may not sponsor, organize or control a registered open-end investment company continuously engaged in the issuance of its shares, such as the Trust. The interpretation does not prohibit a holding company or a subsidiary thereof from acting as investment advisor and custodian to such an investment company. Morgan believes that it may perform the services for the Portfolios contemplated by the Advisory Agreements without violation of the Glass-Steagall Act or other applicable banking laws or regulations. State laws on this issue may differ from the interpretation of relevant federal law, and banks and financial institutions may be required to register as dealers pursuant to state securities laws. However, it is possible that future changes in either federal or state statutes and regulations concerning the permissible activities of banks or trust companies, as well as further judicial or administrative decisions and interpretations of present and future statutes and regulations, might prevent Morgan from continuing to perform such services for the Portfolios.

         If Morgan were prohibited from acting as investment advisor to any Portfolio, it is expected that the Trustees of the Portfolio would recommend to investors that they approve the Portfolio's entering into a new investment advisory agreement with another qualified investment advisor selected by the Trustees.

         Under separate agreements, Morgan also provides certain financial, fund accounting and administrative services to the Trust and the Portfolios and shareholder services for the Trust (see "Services Agent").

ADMINISTRATOR AND DISTRIBUTOR

         SBDS serves as the Trust's exclusive Distributor and holds itself available to receive purchase orders for each of the Fund's shares. In that capacity, SBDS has been granted the right, as agent of the Trust, to solicit and accept orders for the purchase of each of the Fund's shares in accordance with the terms of the Distribution Agreement between the Trust and SBDS. The Distribution Agreement shall continue in effect with respect to each of the Funds for a period of two years after execution only if it is approved at least annually thereafter (i) by a vote of the holders of a majority of the Fund's outstanding shares or by its Trustees and (ii) by a vote of a majority of the Trustees of the Trust who are not "interested persons" (as defined by the 1940
Act) of the parties to the Distribution Agreement, cast in person at a meeting called for the purpose of voting on such approval (see "Trustees and Officers"). The Distribution Agreement will terminate automatically if assigned by either party thereto and is terminable at any time without penalty by a vote of a majority of the Trustees of the Trust, a vote of a majority of the Trustees who are not "interested persons" of the Trust, or by a vote of the holders of a majority of the Fund's outstanding shares as defined under "Additional Information," in any case without payment of any penalty on not more than 60 days' nor less than 30 days' written notice to the other party. The principal offices of SBDS are located at 6 St.
James Avenue, Boston, Massachusetts 02116.

         SBDS also serves as the Trust's and the Portfolios' Administrator and in that capacity administers and manages all aspects of the Funds' and the Portfolios' day-to-day operations subject to the supervision of the Trustees, except as set forth under Investment Advisor, Services Agent and Custodian. In connection with its responsibilities as Administrator, SBDS (i) furnishes ordinary clerical and related services for day-to-day operations including certain record keeping responsibilities; (ii) takes responsibility for compliance with all applicable federal and state securities and other regulatory requirements including, without limitation, preparing and mailing and filing (but not paying for) registration statements, prospectuses, statements of additional information, and proxy statements and all required reports to the Trust's shareholders, the SEC, the Secretary of The Commonwealth of Massachusetts, and state securities commissions; (iii) is responsible for the registration of sufficient Fund shares under federal and state securities laws;
(iv) takes responsibility for monitoring each Fund's status as a regulated investment company under the Code; and (v) performs such administrative and managerial oversight of the activities of the Trust's and the Portfolios' custodian and transfer agent as the respective Trustees may direct from time to time.

         Under the Trust's and the Portfolios' Administration Agreements, each Fund and its corresponding Portfolio has agreed to pay SBDS a fee equal to its proportionate share of an annual complex-wide charge. This charge is calculated daily based on the aggregate net assets of the Portfolios and the other portfolios (collectively the "Master Portfolios") in which series of the Trust, The Pierpont Funds or The JPM Institutional Funds invest. This charge is calculated daily in accordance with the following annual schedule: 0.03% of the first $7 billion of the Master Portfolios' aggregate average daily net assets, and 0.01% of the Master Portfolios' average daily net assets in excess of $7 billion. The portion of this charge payable by a Fund or its corresponding Portfolio is determined by the proportionate share that its net assets bear to the total net assets of the Trust, The Pierpont Funds, The JPM Institutional Funds and the Master Portfolios.

         Below are set forth for each Portfolio the administrative fees paid to the Administrator for the fiscal periods indicated. Under the terms of the Trust's Services Agreement with Morgan, the compensation of the Administrator for its services to the Trust is covered by the fees described under "Services Agent" below. See "Expenses" in the Prospectus and below for applicable expense limitations.

U.S. FIXED INCOME PORTFOLIO--For the period July 12, 1993 (commencement of operations) through October 31, 1993: $950. For the fiscal year ended October 31, 1994: $16,107. For the fiscal year ended October 31, 1995:
$27,436.

NON-U.S. FIXED INCOME PORTFOLIO--For the period October 11, 1994 (commencement of operations) through September 30, 1995: $13,862.

SELECTED U.S. EQUITY PORTFOLIO--For the period July 19, 1993 (commencement of operations) through May 31, 1994: $19,348. For the fiscal year ended May 31, 1995: $32,670

U.S. SMALL COMPANY PORTFOLIO--For the period July 19, 1993 (commencement of operations) through May 31, 1994: $30,420. For the fiscal year ended May 31, 1995: $38,215.

NON-U.S. EQUITY PORTFOLIO--For the period October 4, 1993 (commencement of operations) through October 31, 1993: $1,005. For the fiscal year ended October 31, 1994: $22,024. For the fiscal year ended October 31, 1995: $31,500.

EMERGING MARKETS EQUITY PORTFOLIO-- For the period November 15, 1993 (commencement of operations) through October 31, 1994: $30,828. For the fiscal year ended October 31, 1995: $35,189.

         As of the date of this Statement of Additional Information, financial information for the initial fiscal period of the Asia Growth, European Equity and Japan Equity Portfolios was not yet available.

         The Administration Agreements may be renewed or amended by the respective Trustees without a shareholder vote. The Administration Agreements are terminable at any time without penalty by a vote of a majority of the Trustees of the Trust or the Portfolios, as applicable, on not more than 60 days' written notice nor less than 30 days' written notice to the other party. The Administrator may subcontract for the performance of its obligations under the Administration Agreements only if the Trustees approve such subcontract and find the subcontracting party to be qualified to perform the obligations sought to be subcontracted, provided, however, that unless the Trust or the Portfolios, as applicable, expressly agrees in writing, the Administrator shall be fully responsible for the acts and omissions of any subcontractor as it would for its own acts or omissions.

SERVICES AGENT

         The Trust and the Portfolios have entered into a Services Agreement and Administrative Services Agreements (the "Services Agreements), respectively, with Morgan pursuant to which Morgan is responsible for certain financial, fund accounting and administrative services provided to the Funds and Portfolios. The services to be provided by Morgan as Services Agent under the Services Agreements include, but are not limited to, monitoring the fund and shareholder accounting activities of the Custodian, assisting the Administrator in preparing tax returns, reviewing financial reports, coordinating annual audits, assisting in the development of budgets, overseeing preparation of tax information for Fund shareholders, monitoring the fund accounting activities and daily partnership allocation, and providing other related services as applicable to the Funds or the Portfolios.

         Under the Services Agreement with the Trust, Morgan is also responsible for performing shareholder account administrative and servicing functions for each Fund, which includes, but is not limited to, answering inquiries regarding account status and history, the manner in which purchases and redemptions of Fund shares may be effected, and certain other matters pertaining to the Funds; assisting customers in designating and changing dividend options, account designations and addresses; providing necessary personnel and facilities to coordinate the establishment and maintenance of shareholder accounts and records with the Funds' transfer agent; transmitting purchase and redemption orders to the Funds' transfer agent and arranging for the wiring or other transfer of funds to and from customer accounts in connection with orders to purchase or redeem Fund shares; verifying purchase and redemption orders, transfers among and changes in accounts; informing the Distributor of the gross amount of purchase orders for Fund shares; and providing other related services.

         In addition, Morgan is responsible for the annual costs to the Funds of certain usual and customary expenses incurred by the Funds (the "expense undertaking"). The expenses covered by the expense undertaking include, but are not limited to, transfer, registrar, and dividend disbursing costs, legal and accounting expenses, the fees of the Administrator for services to the Trust, the cost of any liability insurance or fidelity bonds, the compensation and expenses of the Trust's Trustees, the expenses of printing and mailing reports, notices and proxies to Fund shareholders, interest charges, membership dues in the Investment Company Institute allocable to the Funds, shareholder meeting fees and registration fees under federal or state securities laws. When the Funds pay these expenses directly, such amounts will be deducted from the fees to be paid to Morgan under the Trust's Services Agreement. If such amounts are more than the amount of Morgan's fees under the agreement, Morgan will reimburse the applicable Fund for such excess amounts.

         Under the Trust's Services Agreement, the administration and operation expenses of each Fund not covered by the expense undertakings, and for which each Fund is responsible, include the Trust's services agent fee, organization expenses and extraordinary expenses as defined in the Services Agreement, which includes litigation and indemnification expenses and material increases in expenses due to occurrences such as significant increases in the fee schedules of service providers or significant decreases in a Fund's asset level due to changes in tax or other laws or other extraordinary occurrences outside of the ordinary course of a Fund's business.

         The Trust's Services Agreement provides for each Fund to pay Morgan a fee for these services which is computed daily and may be paid monthly at the following annual rates of average daily net assets: U.S. Fixed Income Fund, 0.60%; International Fixed Income Fund, 0.68%; U.S. Equity and U.S. Small Cap Equity Funds, 0.69%; International Equity Fund, 0.76%; Emerging Markets Equity Fund, 0.77%; and Asia Growth, European Equity and Japan Equity Funds, 0.75%. As noted immediately above, these fee levels reflect payments made directly to third parties by each of the Funds for expenses covered by the expense undertaking, as well as payments to Morgan for services rendered under the agreement. The Trust's Trustees regularly review amounts paid to and accounted for by Morgan pursuant to this agreement. See "Expenses" in the Prospectuses and below for applicable expense limitations.

         Under the Portfolios' Services Agreements effective December 29, 1995, each Portfolio has agreed to pay to Morgan a fee equal to its proportionate share of an annual complex-wide charge. This charge is calculated daily based on the aggregate net assets of the Master Portfolios in which series of the Trust, The Pierpont Funds or The JPM Institutional Funds invest. This charge is calculated in accordance with the following annual schedule: 0.06% on the first $7 billion of the Master Portfolios' aggregate average daily net assets, and 0.03% of the Master Portfolios' aggregate average daily net assets in excess of $7 billion. The portion of this charge payable by each Portfolio is determined by the proportionate share that its net assets bear to the total of the net assets of the Trust, The Pierpont Funds, The JPM Institutional Funds, the Master Portfolios and other investors in the Master Portfolios for which Morgan provides similar services.

         Prior to December 29, 1995, each Portfolio had entered into an agreement with Morgan, the provisions of which included the activities described above and, prior to September 1, 1995, also included reimbursement of the Portfolio's usual and customary expenses through. Below are set forth for each Portfolio the fees paid to Morgan, net of fee waivers and reimbursements, as services agent.

THE U.S. FIXED INCOME PORTFOLIO -- For the fiscal year ended October 31, 1995:
$167,081.

THE NON-U.S. FIXED INCOME PORTFOLIO -- For the period October 11, 1994 (commencement of operations) through September 30, 1995: $156,367.

THE SELECTED U.S. EQUITY PORTFOLIO-- For the fiscal year ended May 31, 1995:
$236,537.

THE U.S. SMALL COMPANY PORTFOLIO -- For the fiscal year ended May 31, 1995:
$241,373.

THE NON-U.S. EQUITY PORTFOLIO -- For the fiscal year ended October 31, 1995:
$349,443.

THE EMERGING MARKETS EQUITY PORTFOLIO -- For the fiscal year ended October 31, 1995: $337,050.


         As of the date of this Statement of Additional Information, financial information for the initial fiscal period of the Asia Growth, European Equity and Japan Equity Portfolios was not yet available.

         Under the Services Agreements, Morgan may delegate one or more of its responsibilities to other entities, including SBDS, at Morgan's expense. The agreements may be terminated at any time, without penalty, by the respective Trustees or Morgan, in each case on not more than 60 days' nor less than 30 days' written notice to the other party.

         As discussed under "Investment Advisor," the Glass-Steagall Act and other applicable laws and regulations limit the activities of bank holding companies and certain of their subsidiaries in connection with registered open-end investment companies. The activities of Morgan in providing accounting and operational services to the Funds and the Portfolios and shareholder services to the Trust's shareholders under the Services Agreements and in acting as Advisor to the Portfolios under the Investment Advisory Agreements, may raise issues under these laws. However, Morgan believes that it may properly perform these services and the other activities described in the Prospectus without violation of the Glass-Steagall Act or other applicable banking laws or regulations.

         If Morgan were prohibited from providing any of the services under the Services Agreement, the Trust's Trustees would seek an alternative provider of such services. In such event, changes in the operation of the Funds might occur and a shareholder might no longer be able to avail himself or herself of any services then being provided to shareholders by Morgan.

CUSTODIAN

         State Street Bank and Trust Company ("State Street"), 225 Franklin Street, Boston, Massachusetts 02101, serves as the Trust's and each of the Portfolio's Custodian and Transfer and Dividend Disbursing Agent. Pursuant to the Custodian Contract with each of the Portfolios, it is responsible for maintaining the books and records of portfolio transactions and holding portfolio securities and cash. In the case of foreign assets held outside the United States, the Custodian employs various subcustodians who were approved by the Trustees of the Portfolios in accordance with the regulations of the SEC. The Custodian maintains portfolio transaction records. As Transfer Agent and Dividend Disbursing Agent, State Street is responsible for maintaining account records detailing the ownership of Fund shares and for crediting income, capital gains and other changes in share ownership to shareholder accounts. Under the terms of the Services Agreement between the Trust and Morgan, Morgan is responsible for the usual and customary fees of the Custodian for each Fund (see "Services Agent"); the corresponding Portfolio is responsible for the fees of the Custodian for the Portfolio (see "Services Agent").

INDEPENDENT ACCOUNTANTS

         The independent accountants of the Trust and the Portfolios are Price Waterhouse LLP, 1177 Avenue of the Americas, New York, New York 10036. Price Waterhouse LLP conducts an annual audit of the financial statements of each of the Funds and the Portfolios, assists in the preparation and/or review of each of the Fund's and the Portfolio's federal and state income tax returns and consults with the Funds and the Portfolios as to matters of accounting and federal and state income taxation.

EXPENSES

         Each Fund is responsible for Morgan's fee under the Trust's Services Agreement and any fees or expenses not covered by the Services Agreement with the Trust (see "Services Agent" above and "Expenses" in the Prospectuses). In addition, each Portfolio is responsible for all fees and other usual and customary expenses associated with its operations (see "Expenses" in the Prospectuses).

         Morgan has agreed to waive fees as necessary if in any fiscal year the sum of any Fund's expenses exceeds the limits set by applicable regulations of state securities commissions. Currently, Morgan believes that the most restrictive expense limitation of state securities commissions limits expenses to 2.5% of the first $30 million of average net assets, 2% of the next $70 million of such net assets and 1.5% of such net assets in excess of $100 million for any fiscal year. For additional information regarding waivers or expense subsidies, see "Management of the Trust and the Portfolio" in the Prospectuses.

PURCHASE OF SHARES

         Investors may open Fund accounts and purchase shares as described in the relevant Prospectus under "Purchase of Shares." References in the Prospectus and this Statement of Additional Information to customers of Morgan or an Eligible Institution include customers of their affiliates and references to transactions by customers with Morgan or an Eligible Institution include transactions with their affiliates. Only Fund investors who are using the services of Morgan or a financial institution acting pursuant to an agreement with Morgan or the Trust on behalf of a Fund may make transactions in shares of a Fund.

         Each Fund may, at its own option, accept securities in payment for shares. The securities delivered in payment for shares are valued by the method described under "Net Asset Value" as of the day the Fund receives the securities. This is a taxable transaction to the shareholder. Securities may be accepted in payment for shares only if they are, in the judgment of Morgan, appropriate investments for the Fund's corresponding Portfolio. In addition, securities accepted in payment for shares must: (i) meet the investment objective and policies of the acquiring Fund's corresponding Portfolio; (ii) be acquired by the applicable Fund for investment and not for resale (other than for resale to the Fund's corresponding Portfolio); (iii) be liquid securities which are not restricted as to transfer either by law or liquidity of market; and (iv) if stock, have a value which is readily ascertainable as evidenced by a listing on a stock exchange, over-the-counter market or by readily available market quotations from a dealer in such securities. Each Fund reserves the right to accept or reject at its own option any and all securities offered in payment for its shares.

         Prospective investors may purchase shares with the assistance of an Eligible Institution, and the Eligible Institution may charge the investor a fee for this service and other services it provides to its customers.

REDEMPTION OF SHARES

         Investors may redeem shares as described in the relevant Prospectus under "Redemption of Shares."

         If the Trust on behalf of a Fund and its corresponding Portfolio determine that it would be detrimental to the best interest of the remaining shareholders of a Fund to make payment wholly or partly in cash, payment of the redemption price may be made in whole or in part by a distribution in kind of securities from the Portfolio, in lieu of cash, in conformity with the applicable rule of the SEC. If shares are redeemed in kind, the redeeming shareholder might incur transaction costs in converting the assets into cash. The method of valuing portfolio securities is described under "Net Asset Value," and such valuation will be made as of the same time the redemption price is determined. The Trust on behalf of all of the Funds and their corresponding Portfolios (except The Non- U.S. Fixed Income, Asia Growth, European Equity and Japan Equity Portfolios) have elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the Funds and the corresponding Portfolios are obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder. The Trust will redeem Fund shares in kind only if it has received a redemption in kind from the corresponding Portfolio and therefore shareholders of the Fund that receive redemptions in kind will receive securities of the Portfolio. The Portfolios have advised the Trust that the Portfolios will not redeem in kind except in circumstances in which a Fund is permitted to redeem in kind.

         FURTHER REDEMPTION INFORMATION. The Trust on behalf of a Fund and the Portfolios reserve the right to suspend the right of redemption and to postpone the date of payment upon redemption as follows: (i) for up to seven days, (ii) during periods when the New York Stock Exchange is closed for other than weekends and holidays or when trading on such Exchange is restricted as determined by the SEC by rule or regulation, (iii) during periods in which an emergency, as determined by the SEC, exists that causes disposal by the Portfolio of, or evaluation of the net asset value of, its portfolio securities to be unreasonable or impracticable, or (iv) for such other periods as the SEC may permit.

EXCHANGE OF SHARES

         An investor may exchange shares from any JPM Advisor Fund into any other JPM Advisor Fund, as described under "Exchange of Shares" in the Prospectus. For complete information, the Prospectus as it relates to the Fund into which a transfer is being made should be read prior to the transfer. Requests for exchange are made in the same manner as requests for redemptions. See "Redemption of Shares." Shares of the Fund to be acquired are purchased for settlement when the proceeds from redemption become available. In the case of investors in certain states, state securities laws may restrict the availability of the exchange privilege. The Trust reserves the right to discontinue, alter or limit the exchange privilege at any time.

DIVIDENDS AND DISTRIBUTIONS

         Each Fund declares and pays dividends and distributions as described under "Dividends and Distributions" in the Prospectus.

NET ASSET VALUE

         Each of the Funds computes its net asset value once daily on Monday through Friday as described under "Net Asset Value" in the Prospectus. The net asset value will not be computed on the day the following legal holidays are observed: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. On days when U.S. trading markets close early in observance of these holidays, the Funds and the Portfolios would expect to close for purchases and redemptions at the same time. The days on which net asset value is determined are the Funds' business days.

         The net asset value of each Fund is equal to the net asset value of the Fund's investment in its corresponding Portfolio (which is equal to the Fund's pro rata share of the total investment of the Fund and of any other investors in the Portfolio) less the Fund's liabilities. The following is a discussion of the procedures used by the Portfolios corresponding to each Fund in valuing their assets.

         U.S. FIXED INCOME AND INTERNATIONAL FIXED INCOME FUNDS. In the case of the Portfolios for the U.S. Fixed Income and International Fixed Income Funds, securities with a maturity of 60 days or more, including securities that are listed on an exchange or traded over-the-counter, are valued using prices supplied daily by an independent pricing service or services that (i) are based on the last sale price on a national securities exchange or, in the absence of recorded sales, at the readily available closing bid price on such exchange or at the quoted bid price in the over-the-counter market, if such exchange or market constitutes the broadest and most representative market for the security and (ii) in other cases, take into account various factors affecting market value, including yields and prices of comparable securities, indication as to value from dealers and general market conditions. If such prices are not supplied by the Portfolio's independent pricing service, such securities are priced in accordance with procedures adopted by the Portfolio's Trustees. All portfolio securities with a remaining maturity of less than 60 days are valued by the amortized cost method. Securities listed on a foreign exchange are valued at the last quoted sale price available before the time when net assets are valued. Because of the large number of municipal bond issues outstanding and the varying maturity dates, coupons and risk factors applicable to each issuer's books, no readily available market quotations exist for most municipal securities. The Portfolio values municipal securities on the basis of prices from a pricing service which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining values.

         Trading in securities in most foreign markets is normally completed before the close of trading in U.S. markets and may also take place on days on which the U.S. markets are closed. If events materially affecting the value of securities occur between the time when the market in which they are traded closes and the time when a Portfolio's net asset value is calculated, such securities will be valued at fair value in accordance with procedures established by and under the general supervision of the Portfolio's Trustees.

         U.S. EQUITY, U.S. SMALL CAP EQUITY, INTERNATIONAL EQUITY, EMERGING MARKETS EQUITY, ASIA GROWTH, EUROPEAN EQUITY AND JAPAN EQUITY FUNDS. In the case of each of the Equity Portfolios, the value of investments listed on a domestic securities exchange, other than options on stock indexes, is based on the last sale prices on the New York Stock Exchange at 4:00 P.M. or, in the absence of recorded sales, at the average of readily available closing bid and asked prices on such exchange. Securities listed on a foreign exchange are valued at the last quoted sale price available before the time when net assets are valued. Unlisted securities are valued at the average of the quoted bid and asked prices in the over-the-counter market. The value of each security for which readily available market quotations exist is based on a decision as to the broadest and most representative market for such security. For purposes of calculating net asset value, all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the prevailing market rates available at the time of valuation.

         Options on stock indexes traded on national securities exchanges are valued at the close of options trading on such exchanges which is currently 4:10 P.M., New York time. Stock index futures and related options, which are traded on commodities exchanges, are valued at their last sales price as of the close of such commodities exchanges which is currently 4:15 P.M., New York time. Securities or other assets for which market quotations are not readily available (including certain restricted and illiquid securities) are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Portfolio's Trustees. Such procedures include the use of independent pricing services which use prices based upon yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Short-term investments which mature in 60 days or less are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original maturity when acquired by the Portfolio was more than 60 days, unless this is determined not to represent fair value by the Trustees.

         Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the New York Stock Exchange and may also take place on days on which the New York Stock Exchange is closed. If events materially affecting the value of securities occur between the time when the exchange on which they are traded closes and the time when a Portfolio's net asset value is calculated, such securities will be valued at fair value in accordance with procedures established by and under the general supervision of the Portfolio's Trustees.

PERFORMANCE DATA

         From time to time, the Funds may quote performance in terms of yield, actual distributions, total return or capital appreciation in reports, sales literature and advertisements published by the Trust. Current performance information for the Funds may be obtained by calling the number provided on the cover page of this Statement of Additional Information. See "Additional Information" in the Prospectus.

         YIELD QUOTATIONS. As required by regulations of the SEC, the annualized yield for the U.S. Fixed Income and International Fixed Income Funds is computed by dividing each Fund's net investment income per share earned during a 30-day period by the net asset value on the last day of the period. The average daily number of shares outstanding during the period that are eligible to receive dividends is used in determining the net investment income per share. Income is computed by totaling the interest earned on all debt obligations during the period and subtracting from that amount the total of all recurring expenses incurred during the period. The 30-day yield is then annualized on a bond-equivalent basis assuming semi-annual reinvestment and compounding of net investment income, as described under "Additional Information" in the Prospectus.

         TOTAL RETURN QUOTATIONS. As required by regulations of the SEC, the annualized total return of each of the Funds for a period is computed by assuming a hypothetical initial payment of $1,000. It is then assumed that all of the dividends and distributions by the Fund over the period are reinvested. It is then assumed that at the end of the period, the entire amount is redeemed. The annualized total return is then calculated by determining the annual rate required for the initial payment to grow to the amount which would have been received upon redemption.

         Aggregate total returns, reflecting the cumulative percentage change over a measuring period, may also be calculated.

         Historical performance information for any period or portion thereof prior to the commencement of operations of each Fund will be that of its corresponding Pierpont Fund (or, in the case of the International Fixed Income Fund, its corresponding JPM Institutional Fund) which also invests all of its investable assets in the Fund's corresponding Portfolio, as permitted by applicable SEC staff interpretations, if the Pierpont of JPM Institutional Fund commenced operations before its corresponding JPM Advisor Fund. The applicable financial information in the registration statement for The Pierpont Funds (Registration Nos. 33-54632 and 811-7340) and The JPM Institutional Funds (Registration Nos. 33-54642 and 811-7342) is incorporated herein by reference.

         The Pierpont Funds corresponding to the U.S. Fixed Income, U.S. Equity, U.S. Small Cap Equity and International Equity Funds commenced operations on July 12, 1993, July 19, 1993, July 19, 1993 and October 4, 1993, and their predecessors commenced operations on March 11, 1988, June 27, 1985 and June 1, 1990, respectively. The JPM Institutional Fund corresponding to the International Fixed Income Fund commenced operations on December 1, 1994. The Pierpont fund corresponding to the Emerging Markets Equity Fund commenced operations on November 15, 1993. These corresponding Pierpont and JPM Institutional Funds had lower expenses than the Funds.

         GENERAL. A Fund's performance will vary from time to time depending upon market conditions, the composition of its corresponding Portfolio and its operating expenses. Consequently, any given performance quotation should not be considered representative of a Fund's performance for any specified period in the future. In addition, because performance will fluctuate, it may not provide a basis for comparing an investment in a Fund with certain bank deposits or other investments that pay a fixed yield or return for a stated period of time.

         Comparative performance information may be used from time to time in advertising the Fund's shares, including appropriate market indices including the benchmarks indicated under "Investment Advisor" above or data from Lipper Analytical Services, Inc., Micropal, Inc., Ibbotson Associates, Morningstar Inc., and other industry publications.

         From time to time, the Funds may quote performance in terms of yield, actual distributions, total return, or capital appreciation in reports, sales literature, and advertisements published by the Funds. Current performance information for the Funds may be obtained by calling the number provided on the cover page of this Statement of Additional Information. See "Additional Information" in the Prospectus.

PORTFOLIO TRANSACTIONS

         J.P. Morgan Investment Management Inc., acting as agent for Morgan, places orders for all Portfolios for all purchases and sales of portfolio securities. Morgan enters into repurchase agreements and reverse repurchase agreements and executes loans of portfolio securities on behalf of all the Portfolios. See "Investment Objectives and Policies."

         Fixed income and debt securities and municipal bonds and notes are generally traded at a net price with dealers acting as principal for their own accounts without a stated commission. The price of the security usually includes profit to the dealers. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain securities may be purchased directly from an issuer, in which case no commissions or discounts are paid.

         U.S. FIXED INCOME AND INTERNATIONAL FIXED INCOME FUNDS. Portfolio transactions for the Portfolios corresponding to the U.S. Fixed Income and International Fixed Income Funds will be undertaken principally to accomplish a Portfolio's objective in relation to expected movements in the general level of interest rates. The Fixed Income and Non-U.S. Fixed Income Portfolios may engage in short-term trading consistent with their objectives. See "Investment Objectives and Policies -- Portfolio Turnover".

         In connection with portfolio transactions for the Portfolios, J.P. Morgan Investment Management Inc. intends to seek best price and execution on a competitive basis for both purchases and sales of securities.

         U.S. EQUITY, U.S. SMALL CAP EQUITY, INTERNATIONAL EQUITY, EMERGING MARKETS EQUITY, ASIA GROWTH, EUROPEAN EQUITY AND JAPAN EQUITY FUNDS. In connection with portfolio transactions for the Equity Portfolios, the overriding objective is to obtain the best possible execution of purchase and sale orders.

         In selecting a broker, J.P. Morgan Investment Management Inc. considers a number of factors including: the price per unit of the security; the broker's reliability for prompt, accurate confirmations and on-time delivery of securities; the firm's financial condition; as well as the commissions charged. A broker may be paid a brokerage commission in excess of that which another broker might have charged for effecting the same transaction if, after considering the foregoing factors, J.P. Morgan Investment Management Inc. decides that the broker chosen will provide the best possible execution. J.P. Morgan Investment Management Inc. and Morgan monitor the reasonableness of the brokerage commissions paid in light of the execution received. The Trustees of each Portfolio review regularly the reasonableness of commissions and other transaction costs incurred by the Portfolios in light of facts and circumstances deemed relevant from time to time, and, in that connection, will receive reports from the Advisor and published data concerning transaction costs incurred by institutional investors generally. Research services provided by brokers to which J.P. Morgan Investment Management Inc. has allocated brokerage business in the past include economic statistics and forecasting services, industry and company analyses, portfolio strategy services, quantitative data, and consulting services from economists and political analysts. Research services furnished by brokers are used for the benefit of all the Advisor's clients and not solely or necessarily for the benefit of an individual Portfolio. The Advisor believes that the value of research services received is not determinable and does not significantly reduce its expenses. The Portfolios do not reduce their fee to the Advisor by any amount that might be attributable to the value of such services.

         The Portfolios or their predecessors corresponding to the U.S. Equity, U.S. Small Cap Equity, International Equity and Emerging Markets Equity Funds paid the following approximate brokerage commissions for the indicated fiscal years:

SELECTED U.S. EQUITY FUND (May): 1995:  $1,179,132; 1994: $744,676; 1993:
$293,698.

U.S. SMALL COMPANY FUND (May): 1995:  $1,217,016; 1994: $1,760,320; 1993:
$142,310.

INTERNATIONAL EQUITY FUND (October): 1995: $1,691,642; 1994: $1,413,238; 1993:
$639,000.

EMERGING MARKETS EQUITY FUND (October): 1995: $1,475,147; 1994: $1,262,905 1993:
N/A.

         The increases in brokerage commissions reflected above were due to increased portfolio activity and an increase in net investments in the Portfolio or its predecessor.

         Subject to the overriding objective of obtaining the best possible execution of orders, J.P. Morgan Investment Management Inc. may allocate a portion of a Portfolio's brokerage transactions to affiliates of Morgan. In order for affiliates of Morgan to effect any portfolio transactions for a Portfolio, the commissions, fees or other remuneration received by such affiliates must be reasonable and fair compared to the commissions, fees, or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time. Furthermore, the Trustees of each Portfolio, including a majority of the Trustees who are not "interested persons," have adopted procedures which are reasonably designed to provide that any commissions, fees, or other remuneration paid to such affiliates are consistent with the foregoing standard.

         Portfolio securities will not be purchased from or through or sold to or through the Portfolios' Administrator, Distributor or Advisor or any "affiliated person" (as defined in the 1940 Act) of the Administrator, Distributor or Advisor when such entities are acting as principals, except to the extent permitted by law. In addition, the Portfolios will not purchase securities during the existence of any underwriting group relating thereto of which the Advisor or an affiliate of the Advisor is a member, except to the extent permitted by law.

         On those occasions when Morgan deems the purchase or sale of a security to be in the best interests of a Portfolio as well as other customers including other Portfolios, J.P. Morgan Investment Management Inc. to the extent permitted by applicable laws and regulations may, but is not obligated to, aggregate the securities to be sold or purchased for a Portfolio with those to be sold or purchased for other customers in order to obtain best execution, including lower brokerage commissions if appropriate. In such event, allocation of the securities so purchased or sold as well as any expenses incurred in the transaction will be made by J.P. Morgan Investment Management Inc. in the manner it considers to be most equitable and consistent with Morgan's fiduciary obligations to a Portfolio. In some instances, this procedure might adversely affect a Portfolio.

         If a Portfolio that writes options effects a closing purchase transaction with respect to an option written by it, normally such transaction will be executed by the same broker-dealer who executed the sale of the option. The writing of options by a Portfolio will be subject to limitations established by each of the exchanges governing the maximum number of options in each class which may be written by a single investor or group of investors acting in concert, regardless of whether the options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers. The number of options which a Portfolio may write may be affected by options written by the Advisor for other investment advisory clients. An exchange may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

MASSACHUSETTS TRUST

         The Trust is a trust fund of the type commonly known as a "Massachusetts business trust" of which each Fund is a separate and distinct series. A copy of the Declaration of Trust for the Trust is on file in the office of the Secretary of The Commonwealth of Massachusetts. The Declaration of Trust and the By-Laws of the Trust are designed to make the Trust similar in most respects to a Massachusetts business corporation. The principal distinction between the two forms concerns shareholder liability described below.

         Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust which is not the case for a corporation. However, the Trust's Declaration of Trust provides that the shareholders shall not be subject to any personal liability for the acts or obligations of any Fund and that every written agreement, obligation, instrument or undertaking made on behalf of any Fund shall contain a provision to the effect that the shareholders are not personally liable thereunder.

         No personal liability will attach to the shareholders under any undertaking containing such provision when adequate notice of such provision is given, except possibly in a few jurisdictions. With respect to all types of claims in the latter jurisdictions, (i) tort claims, (ii) contract claims where the provision referred to is omitted from the undertaking, (iii) claims for taxes, and (iv) certain statutory liabilities in other jurisdictions, a shareholder may be held personally liable to the extent that claims are not satisfied by the Fund. However, upon payment of such liability, the shareholder will be entitled to reimbursement from the general assets of the Fund. The Trustees intend to conduct the operations of the Trust in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Funds.

         The Trust's Declaration of Trust further provides that the name of the Trust refers to the Trustees collectively as Trustees, not as individuals or personally, that no Trustee, officer, employee or agent of a Fund is liable to a Fund or to a shareholder, and that no Trustee, officer, employee or agent is liable to any third persons in connection with the affairs of a Fund, except as such liability may arise from his or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his or its duties to such third persons. It also provides that all third persons shall look solely to Fund property for satisfaction of claims arising in connection with the affairs of a Fund. With the exceptions stated, the Trust's Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of a Fund.

         The Trust shall continue without limitation of time subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders or by action of the Trustees upon notice to the shareholders.

DESCRIPTION OF SHARES

         The Trust is an open-end management investment company organized as a Massachusetts business trust in which each Fund represents a separate series of shares of beneficial interest. See "Massachusetts Trust."

         The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares ($0.001 par value) of one or more series and classes within any series and to divide or combine the shares (of any series, if applicable) without changing the proportionate beneficial interest of each shareholder in a Fund (or in the assets of other series, if applicable). To date shares of the nine series described in this Statement of Additional Information have been authorized and are available for sale to the public. Each share represents an equal proportional interest in a Fund with each other share. Upon liquidation of a Fund, holders are entitled to share pro rata in the net assets of a Fund available for distribution to such shareholders. See "Massachusetts Trust." Shares of a Fund have no preemptive or conversion rights and are fully paid and nonassessable. The rights of redemption and exchange are described in the Prospectus and elsewhere in this Statement of Additional Information.

         The shareholders of the Trust are entitled to a full vote for each full share held and to a fractional vote for each fractional share. Subject to the 1940 Act, the Trustees themselves have the power to alter the number and the terms of office of the Trustees, to lengthen their own terms, or to make their terms of unlimited duration subject to certain removal procedures, and to appoint their own successors, PROVIDED, HOWEVER, that immediately after such appointment the requisite majority of the Trustees have been elected by the shareholders of the Trust. The voting rights of shareholders are not cumulative so that holders of more than 50% of the shares voting can, if they choose, elect all Trustees being selected while the shareholders of the remaining shares would be unable to elect any Trustees. It is the intention of the Trust not to hold meetings of shareholders annually. The Trustees may call meetings of shareholders for action by shareholder vote as may be required by either the 1940 Act or the Trust's Declaration of Trust.

         Shareholders of the Trust have the right, upon the declaration in writing or vote of more than two-thirds of its outstanding shares, to remove a Trustee. The Trustees will call a meeting of shareholders to vote on removal of a Trustee upon the written request of the record holders of 10% of the Trust's shares. In addition, whenever ten or more shareholders of record who have been such for at least six months preceding the date of application, and who hold in the aggregate either shares having a net asset value of at least $25,000 or at least 1% of the Trust's outstanding shares, whichever is less, shall apply to the Trustees in writing, stating that they wish to communicate with other shareholders with a view to obtaining signatures to request a meeting for the purpose of voting upon the question of removal of any Trustee or Trustees and accompanied by a form of communication and request which they wish to transmit, the Trustees shall within five business days after receipt of such application either: (1) afford to such applicants access to a list of the names and addresses of all shareholders as recorded on the books of the Trust; or (2) inform such applicants as to the approximate number of shareholders of record, and the approximate cost of mailing to them the proposed communication and form of request. If the Trustees elect to follow the latter course, the Trustees, upon the written request of such applicants, accompanied by a tender of the material to be mailed and of the reasonable expenses of mailing, shall, with reasonable promptness, mail such material to all shareholders of record at their addresses as recorded on the books, unless within five business days after such tender the Trustees shall mail to such applicants and file with the SEC, together with a copy of the material to be mailed, a written statement signed by at least a majority of the Trustees to the effect that in their opinion either such material contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion. After opportunity for hearing upon the objections specified in the written statements filed, the SEC may, and if demanded by the Trustees or by such applicants shall, enter an order either sustaining one or more of such objections or refusing to sustain any of them. If the SEC shall enter an order refusing to sustain any of such objections, or if, after the entry of an order sustaining one or more of such objections, the SEC shall find, after notice and opportunity for hearing, that all objections so sustained have been met, and shall enter an order so declaring, the Trustees shall mail copies of such material to all shareholders with reasonable promptness after the entry of such order and the renewal of such tender.

         The Trustees have no current intention to create any classes within the initial series or any subsequent series. The Trustees may, however, authorize the issuance of shares of additional series and the creation of classes of shares within any series with such preferences, privileges, limitations and voting and dividend rights as the Trustees may determine. The proceeds from the issuance of any additional series would be invested in separate, independently managed portfolios with distinct investment objectives, policies and restrictions, and share purchase, redemption and net asset valuation procedures. Any additional classes would be used to distinguish among the rights of different categories of shareholders, as might be required by future regulations or other unforeseen circumstances. All consideration received by the Trust for shares of any additional series or class, and all assets in which such consideration is invested, would belong to that series or class, subject only to the rights of creditors of the Trust and would be subject to the liabilities related thereto. Shareholders of any additional series or class will approve the adoption of any management contract or distribution plan relating to such series or class and of any changes in the investment policies related thereto, to the extent required by the 1940 Act.

         For information relating to mandatory redemption of Fund shares or their redemption at the option of the Trust under certain circumstances, see "Redemption of Shares" in the Prospectus.

         As of January 30, 1996, Signature owned of record and beneficially 100% of the outstanding shares of beneficial interest of each of the International Fixed Income and U.S. Equity Funds, and SFG Investors II Limited Partnership owned of record and beneficially 100% of the outstanding shares of beneficial interest of the U.S. Fixed Income Fund. It is expected that these initial shareholders will own less than 25% of each such Fund's outstanding shares shortly after the commencement of operations of such Funds. As of January 30, 1996, Charles Schwab & Co., Inc. ("Charles Schwab") held of record the following outstanding shares of the Funds: the U.S. Small Cap Equity Fund (97%); the International Equity Fund (99%); the Asia Growth Fund (9%); and the Emerging Markets Equity Fund (98%). Charles Schwab disclaims beneficial ownership of such shares, and the Trust has no knowledge as to the beneficial ownership of such shares. Charles Schwab's address is The Schwab Building, 101 Montgomery Street, San Francisco, California 94104. As of January 30, 1996, J.P. Morgan (Suisse) S.A. as agent for the American Hospital of Paris held of record the following outstanding shares of the Funds: the European Equity Fund (99%); the Asia Growth Fund (17%); and the Japan Equity Fund (99%). The address of J.P. Morgan (Suisse) S.A. is Stockerstrasse 38, 8022 Zurich, Switzerland. As of January 30, 1996 Richard Miller owned of record and beneficially 72% of the outstanding shares of the Asia Growth Fund. His address is c/o Morgan, 522 Fifth Avenue, New York, NY 10036.

As of the same date, the officers and Trustees as a group owned less than 1% of the shares of each Fund.

TAXES

         Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As a regulated investment company, a Fund must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to loans of stock and securities, gains from the sale or other disposition of stock, securities or foreign currency and other income (including but not limited to gains from options, futures, and forward contracts) derived with respect to its business of investing in such stock, securities or foreign currency; (b) derive less than 30% of its gross income from the sale or other disposition of stock, securities, options, futures, or forward contracts (other than options, futures or forward contracts on foreign currencies) held less than three months, or foreign currencies (or options, futures or forward contracts on foreign currencies), but only if such currencies (or options, futures or forward contracts on foreign currencies) are not directly related to a Fund's principal business of investing in stocks or securities (or options and futures with respect to stocks or securities); and (c) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the value of the Fund's total assets is represented by cash, U.S. Government securities, investments in other regulated investment companies and other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund's total assets, and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities). As a regulated investment company, a Fund (as opposed to its shareholders) will not be subject to federal income taxes on the net investment income and capital gains that it distributes to its shareholders, provided that at least 90% of its net investment income and realized net short-term capital gains in excess of net long-term capital losses for the taxable year is distributed.

         Under the Code, a Fund will be subject to a 4% excise tax on a portion of its undistributed income if it fails to meet certain distribution requirements by the end of the calendar year. Each Fund intends to make distributions in a timely manner and accordingly does not expect to be subject to the excise tax.

         For federal income tax purposes, dividends that are declared by a Fund in October, November or December as of a record date in such month and actually paid in January of the following year will be treated as if they were paid on December 31 of the year declared. Therefore, such dividends will generally be taxable to a shareholder in the year declared rather than the year paid.

         Distributions of net investment income and realized net short-term capital gains in excess of net long-term capital losses (other than exempt interest dividends) are generally taxable to shareholders of the Funds as ordinary income whether such distributions are taken in cash or reinvested in additional shares. The U.S. Equity and U.S. Small Cap Equity Funds expect that a portion of these distributions to corporate shareholders will be eligible for the dividends-received deduction. Distributions to corporate shareholders of the U.S. Fixed Income, International Fixed Income, International Equity, Emerging

Markets Equity, Asia Growth, European Equity and Japan Equity Funds are not eligible for the dividends-received deduction. Distributions of net long-term capital gains (i.e., net long-term capital gains in excess of net short-term capital losses) are taxable to shareholders of a Fund as long-term capital gains, regardless of whether such distributions are taken in cash or reinvested in additional shares and regardless of how long a shareholder has held shares in the Fund. See "Taxes" in the Prospectus for a discussion of the federal income tax treatment of any gain or loss realized on the redemption or exchange of a Fund's shares. Additionally, any loss realized on a redemption or exchange of shares of a Fund will be disallowed to the extent the shares disposed of are replaced within a period of 61 days beginning 30 days before such disposition, such as pursuant to reinvestment of a dividend in shares of the Fund.

         Gains or losses on sales of portfolio securities will be treated as long-term capital gains or losses if the securities have been held for more than one year except in certain cases where, if applicable, a put is acquired or a call option is written thereon. Other gains or losses on the sale of securities will be short-term capital gains or losses. Gains and losses on the sale, lapse or other termination of options on securities will be treated as gains and losses from the sale of securities. If an option written by a Portfolio lapses or is terminated through a closing transaction, such as a repurchase by the Portfolio of the option from its holder, the Portfolio will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Portfolio in the closing transaction. If securities are purchased by a Portfolio pursuant to the exercise of a put option written by it, the Portfolio will subtract the premium received from its cost basis in the securities purchased.

         Under the Code, gains or losses attributable to disposition of foreign currency or to certain foreign currency contracts, or to fluctuations in exchange rates between the time a Portfolio accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time a Portfolio actually collects such income or pays such liabilities, are treated as ordinary income or ordinary loss. Similarly, gains or losses on the disposition of debt securities held by a Portfolio, if any, denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates are also treated as ordinary income or loss.

         Forward currency contracts, options and futures contracts entered into by a Portfolio may create "straddles" for U.S. federal income tax purposes and this may affect the character and timing of gains or losses realized by the Portfolio on forward currency contracts, options and futures contracts or on the underlying securities. Straddles may also result in the loss of the holding period of underlying securities for purposes of the 30% of gross income test described above, and therefore, the Portfolio's ability to enter into forward currency contracts, options and futures contracts may be limited.

         Certain options, futures and foreign currency contracts held by a Portfolio at the end of each fiscal year will be required to be "marked to market" for federal income tax purposes -- i.e., treated as having been sold at market value. For options and futures contracts, 60% of any gain or loss recognized on these deemed sales and on actual dispositions will be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss regardless of how long the Portfolio has held such options or futures. However, gain or loss recognized on certain foreign currency contracts will be treated as ordinary income or loss.

         The Equity Portfolios may invest in Equity Securities of foreign issuers. If a Portfolio purchases shares in certain foreign corporations (referred to as passive foreign investment companies ("PFICs") under the Code), the Portfolio may be subject to federal income tax on a portion of an "excess distribution" from such foreign corporation or gain from the disposition of such shares, even though such income may have to be distributed as a taxable dividend by the Fund to its shareholders. In addition, certain interest charges may be imposed on a Fund or its shareholders in respect of unpaid taxes arising from such distributions or gains. Alternatively, a Fund may each year include in its income and distribute to shareholders a pro rata portion of the foreign investment fund's income, whether or not distributed to the Fund.

         Pursuant to proposed regulations, open-end regulated investment companies such as the Funds would be entitled to elect to mark to market their stock in certain PFICs. Marking to market in this context means recognizing as gain for each taxable year the excess, as of the end of that year, of the fair market value of each PFIC's stock over the owner's adjusted basis in that stock (including mark to market gains of a prior year for which an election was in effect).

         FOREIGN SHAREHOLDERS. Dividends of net investment income and distributions of realized net short-term gains in excess of net long-term losses to a shareholder who, as to the United States, is a nonresident alien individual, fiduciary of a foreign trust or estate, foreign corporation or foreign partnership (a "foreign shareholder") will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) unless the dividends are effectively connected with a U.S. trade or business of the shareholder, in which case the dividends will be subject to tax on a net income basis at the graduated rates applicable to U.S. individuals or domestic corporations. Distributions of net long term capital gains to foreign shareholders will not be subject to U.S. tax unless the distributions are effectively connected with the shareholder's trade or business in the United States or, in the case of a shareholder who is a nonresident alien individual, the shareholder was present in the United States for more than 182 days during the taxable year and certain other conditions are met.

         In the case of a foreign shareholder who is a nonresident alien individual and who is not otherwise subject to withholding as described above, a Fund may be required to withhold U.S. federal income tax at the rate of 31% unless IRS Form W-8 is provided. Transfers by gift of shares of a Fund by a foreign shareholder who is a nonresident alien individual will not be subject to U.S. federal gift tax, but the value of shares of the Fund held by such a shareholder at his or her death will be includible in his or her gross estate for U.S.
federal estate tax purposes.

         FOREIGN TAXES. It is expected that the corresponding Portfolios of the International Fixed Income, U.S. Equity, U.S. Small Cap Equity, International Equity, Emerging Markets Equity, Asia Growth, European Equity and Japan Equity

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



Funds may be subject to foreign withholding taxes with respect to income received from sources within foreign countries. In the case of each of these Funds, so long as more than 50% in value of the total assets of the Fund's corresponding Portfolio at the close of any taxable year consists of stock or securities of foreign corporations, the Fund may elect to treat any foreign income taxes paid by it as paid directly by its shareholders. These Funds will make such an election only if they deem it to be in the best interest of their shareholders. The Funds will notify their respective shareholders in writing each year if they make the election and of the amount of foreign income taxes, if any, to be treated as paid by the shareholders. If a Fund makes the election, each shareholder will be required to include in his or her income his or her proportionate share of the amount of foreign income taxes paid by the Fund and will be entitled to claim either a credit (subject to the limitations discussed below) or, if he or she itemizes deductions, a deduction for his or her share of the foreign income taxes in computing federal income tax liability. (No deduction will be permitted in computing an individual's alternative minimum tax liability.) A shareholder who is a nonresident alien individual or a foreign corporation may be subject to U.S. withholding tax on the income resulting from the election described in this paragraph, but may not be able to claim a credit or deduction against such U.S. tax for the foreign taxes treated as having been paid by such shareholder. A tax-exempt shareholder will not ordinarily benefit from this election. Shareholders who choose to utilize a credit (rather than a deduction) for foreign taxes will be subject to the limitation that the credit may not exceed the shareholder's U.S. tax (determined without regard to the availability of the credit) attributable to his or her total foreign source taxable income. For this purpose, the portion of dividends and distributions paid by each of the International Fixed Income, International Equity, Emerging Markets Equity, Asia Growth, European Equity and Japan Equity Funds from its foreign source net investment income will be treated as foreign source income. Each of these Funds' gains and losses from the sale of securities will generally be treated as derived from U.S. sources, however, and certain foreign currency gains and losses likewise will be treated as derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source "passive income," such as the portion of dividends received from the Fund which qualifies as foreign source income. In addition, the foreign tax credit is allowed to offset only 90% of the alternative minimum tax imposed on corporations and individuals. Because of these limitations, shareholders may be unable to claim a credit for the full amount of their proportionate shares of the foreign income taxes paid by the International Fixed Income, International Equity, Emerging Markets Equity, Asia Growth, European Equity and Japan Equity Funds.

         STATE AND LOCAL TAXES. Each Fund may be subject to state or local taxes in jurisdictions in which the Fund is deemed to be doing business. In addition, the treatment of a Fund and its shareholders in those states which have income tax laws might differ from treatment under the federal income tax laws. Shareholders should consult their own tax advisors with respect to any state or local taxes.

         OTHER TAXATION. The Trust is organized as a Massachusetts business trust and, under current law, neither the Trust nor any Fund is liable for any income or franchise tax in The Commonwealth of Massachusetts, provided that the Fund continues to qualify as a regulated investment company under Subchapter M of the

Code. The Portfolios are organized as New York trusts. The Portfolios are not subject to any federal income taxation or income or franchise tax in the State of New York or The Commonwealth of Massachusetts. The investment by a Fund in its corresponding Portfolio does not cause the Fund to be liable for any income or franchise tax in the State of New York.

ADDITIONAL INFORMATION

         As used in this Statement of Additional Information and the Prospectus, the term "majority of the outstanding voting securities" means the vote of (i) 67% or more of the Fund's shares or the Portfolio's outstanding voting securities present at a meeting if the holders of more than 50% of the Fund's outstanding shares or the Portfolio's outstanding voting securities are present or represented by proxy, or (ii) more than 50% of the Fund's outstanding shares or the Portfolio's outstanding voting securities, whichever is less.

         Telephone calls to the Funds, Morgan or Eligible Institutions may be tape recorded. With respect to the securities offered hereby, this Statement of Additional Information and the Prospectuses do not contain all the information included in the Trust's Registration Statement filed with the SEC under the 1933 Act and the Trust's and the Portfolios' Registration Statements filed under the 1940 Act. Pursuant to the rules and regulations of the SEC, certain portions have been omitted. The Registration Statements including the exhibits filed therewith may be examined at the office of the SEC in Washington D.C.

         Statements contained in this Statement of Additional Information and the Prospectuses concerning the contents of any contract or other document are not necessarily complete, and in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the applicable Registration Statements. Each such statement is qualified in all respects by such reference.

         No dealer, salesman or any other person has been authorized to give any information or to make any representations, other than those contained in the Prospectuses and this Statement of Additional Information, in connection with the offer contained therein and, if given or made, such other information or representations must not be relied upon as having been authorized by the Trust, the Funds or the Distributor. The Prospectus and this Statement of Additional Information do not constitute an offer by any Fund or by the Distributor to sell or solicit any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Fund or the Distributor to make such offer in such jurisdictions.

FINANCIAL STATEMENTS

         Attached are audited statement of assets and liabilities and the reports thereon of Price Waterhouse LLP for each of the Funds and for the Asia Growth, European Equity and Japan Equity Portfolios. The current financial statements for each other Portfolio are incorporated herein by reference from their respective annual reports as filed with the SEC pursuant to Section 30(b) of the 1940 Act and Rule 30b2-1 thereunder. A copy of each such report will be provided, without charge, to each person receiving this Statement of Additional Information.

THE JPM ADVISOR FUNDS - THE JPM ADVISOR U.S. FIXED INCOME FUND
STATEMENT OF ASSETS AND LIABILITIES
MARCH 24, 1995


ASSETS

           Investment in The U.S. Fixed Income Portfolio             $ 100,000
           Deferred Organization Expenses                               58,000
                                                                       -------
                      Total Assets                                     158,000

LIABILITIES

           Organization Expenses Payable                                58,000
                      Total Liabilities                                 58,000

COMMITMENTS AND CONTINGENCIES (SEE NOTE 2)                                -

                      Net Assets                                     $ 100,000
                                                                       =======

         Net Asset Value Per Share (10,000 shares of beneficial interest outstanding; unlimited authorized shares of beneficial interest of $0.001 par
value), Offering and Redemption Price                                   $10.00

NOTES TO FINANCIAL STATEMENT

NOTE 1 - ORGANIZATION

The JPM Advisor U.S. Fixed Income Fund (the "Fund") is a series of The JPM Advisor Funds, a Massachusetts business trust (the "Trust") organized on September 16, 1994, and has been inactive since that date except for matters relating to its organization and registration as an investment company under the Investment Company Act of 1940, as amended, and the sale of 10,000 shares (the "initial shares") of the Fund to SFG Investors II Limited Partnership ("SFG Investors"), an affiliate of Signature Broker-Dealer Services, Inc. ("SBDS"), the Trust's administrator and distributor.

The Fund will invest all of its investable assets in The U.S. Fixed Income Portfolio (the "Portfolio"). The Portfolio is an open-end management investment company and has the same investment objective and policies as the Fund.

The Fund has incurred $58,000 in organization expenses based on its allocable pro rata share of total organization expenses for the nine funds in the Trust. These costs are being deferred and will be amortized on a straight line basis over a period not to exceed five years beginning with the commencement of operations of the Fund. The amount paid by the Fund on any redemption by SFG Investors or any other current holder of the Fund's initial shares will be reduced by the pro rata portion of any unamortized organization expenses of the Fund which the number of initial shares redeemed bears to the total number of initial shares outstanding immediately prior to such redemption.

NOTE 2 - SERVICE AGREEMENTS WITH AFFILIATES

The Trust has entered into a Services Agreement with Morgan Guaranty Trust Company of New York ("Morgan") to provide financial and fund accounting services and shareholder servicing for the Fund, as described in the accompanying Trust's registration statement on Form N-lA. The Trust has also entered into separate administration and distribution agreements with SBDS to provide for administrative and distribution services for the Fund, as described in such registration statement. Morgan, Charles Schwab & Co. ("Schwab") and the Trust are parties to separate services and operating agreements (the "Schwab Agreements") whereby Schwab makes Fund shares available to customers of investment advisers and other financial intermediaries who are Schwab's clients. The financial responsibilities and other obligations of the Fund under the Schwab Agreements are contingent upon termination of Morgan's Services Agreement with the Trust. The officers of the Trust are employees of SBDS.

Report of Independent Accountants

To the Shareholder and Trustees of
The JPM Advisor U.S. Fixed Income Fund

In our opinion, the accompanying statement of assets and liabilities presents fairly, in all material respects, the financial position of The JPM Advisor U.S. Fixed Income Fund (one of nine funds comprising The JPM Advisor Funds, hereafter referred to as the "Fund") at March 24, 1995, in conformity with generally accepted accounting principles. This financial statement is the responsibility of the Fund's management; our responsibility is to express an opinion on this financial statement based on our audit. We conducted our audit of this financial statement in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for the opinion expressed above.


PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York
March 24, 1995

THE JPM ADVISOR FUNDS - THE JPM ADVISOR INTERNATIONAL FIXED INCOME FUND STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 1995



ASSETS

           Cash                                        $    100
           Deferred Organization Expenses                32,251
                                                         ------
                      Total Assets                       32,351

LIABILITIES

           Organization Expenses Payable                 32,251
                      Total Liabilities                  32,251

COMMITMENTS AND CONTINGENCIES (SEE NOTE 2)                  -

                      Net Assets                       $    100
                                                         ======

Net Asset Value Per Share (10 shares of beneficial interest outstanding; unlimited authorized shares of beneficial interest of $0.001 par value), Offering and
Redemption Price                                         $10.00

NOTES TO FINANCIAL STATEMENT

NOTE 1 - ORGANIZATION

The JPM Advisor International Fixed Income Fund (the "Fund") is a series of The JPM Advisor Funds, a Massachusetts business trust (the "Trust") organized on September 16, 1994, and has been inactive since that date except for matters relating to its organization and registration as an investment company under the Investment Company Act of 1940, as amended, and the sale of 10 shares (the "initial shares") of the Fund to Signature Financial Group, Inc. ("Signature"), the parent company of Signature Broker-Dealer Services, Inc. ("SBDS"), the Trust's administrator and distributor.

The Fund will invest all of its investable assets in The Non-U.S. Fixed Income Portfolio (the "Portfolio"). The Portfolio is an open-end management investment company and has the same investment objective and policies as the Fund.

The Fund has incurred $32,251 in organization expenses based on its allocable pro rata share of total organization expenses for the nine funds in the Trust. These costs are being deferred and will be amortized on a straight line basis over a period not to exceed five years beginning with the commencement of operations of the Fund. The amount paid by the Fund on any redemption by Signature or any other current holder of the Fund's initial shares will be reduced by the pro rata portion of any unamortized organization expenses of the Fund which the number of initial shares redeemed bears to the total number of initial shares outstanding immediately prior to such redemption.

NOTE 2 - SERVICE AGREEMENTS WITH AFFILIATES

The Trust has entered into a Services Agreement with Morgan Guaranty Trust Company of New York ("Morgan") to provide financial and fund accounting services and shareholder servicing for the Fund, as described in the accompanying Trust's registration statement on Form N-lA. The Trust has also entered into separate administration and distribution agreements with SBDS to provide for administrative and distribution services for the Fund, as described in such registration statement. Morgan, Charles Schwab & Co. ("Schwab") and the Trust are parties to separate services and operating agreements (the "Schwab Agreements") whereby Schwab makes Fund shares available to customers of investment advisers and other financial intermediaries who are Schwab's clients. The financial responsibilities and other obligations of the Fund under the Schwab Agreements are contingent upon termination of Morgan's Services Agreement with the Trust. The officers of the Trust are employees of SBDS.

NOTE 3 - COMMENCEMENT OF OPERATIONS

As of September 30, 1995 the Fund had not commenced operations.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholder and Trustees of
The JPM Advisor International Fixed Income Fund


In our opinion, the accompanying statement of assets and liabilities presents fairly, in all material respects, the financial position of The JPM Advisor International Fixed Income Fund (one of nine funds comprising The JPM Advisor Funds, hereafter referred to as the "Fund") at September 30, 1995, in conformity with generally accepted accounting principles. This financial statement is the responsibility of the Fund's management; our responsibility is to express an opinion on this financial statement based on our audit. We conducted our audit of this financial statement in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for the opinion expressed above.



PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York
January 30, 1996

THE JPM ADVISOR FUNDS - THE JPM ADVISOR U.S. EQUITY FUND
STATEMENT OF ASSETS AND LIABILITIES
MAY 31, 1995



ASSETS

           Cash                                              $    100
           Deferred Organization Expenses                      34,776
                                                               ------
                      Total Assets                             34,876

LIABILITIES

           Organization Expenses Payable                       34,776
                      Total Liabilities                        34,776

COMMITMENTS AND CONTINGENCIES (SEE NOTE 2)                       -

                      Net Assets                             $    100
                                                               ======

Net Asset Value Per Share (10 shares of beneficial interest outstanding; unlimited authorized shares of beneficial interest of $0.001 par value), Offering and
Redemption Price                                               $10.00

NOTES TO FINANCIAL STATEMENT

NOTE 1 - ORGANIZATION

The JPM Advisor U.S. Equity Fund (the "Fund") is a series of The JPM Advisor Funds, a Massachusetts business trust (the "Trust") organized on September 16, 1994, and has been inactive since that date except for matters relating to its organization and registration as an investment company under the Investment Company Act of 1940, as amended, and the sale of 10 shares (the "initial shares") of the Fund to Signature Financial Group, Inc. ("Signature"), the parent company of Signature Broker-Dealer Services, Inc. ("SBDS"), the Trust's administrator and distributor.

The Fund will invest all of its investable assets in The Selected U.S. Equity Portfolio (the "Portfolio"). The Portfolio is an open-end management investment company and has the same investment objective and policies as the Fund.

The Fund has incurred $34,776 in organization expenses based on its allocable pro rata share of total organization expenses for the nine funds in the Trust. These costs are being deferred and will be amortized on a straight line basis over a period not to exceed five years beginning with the commencement of operations of the Fund. The amount paid by the Fund on any redemption by Signature or any other current holder of the Fund's initial shares will be reduced by the pro rata portion of any unamortized organization expenses of the Fund which the number of initial shares redeemed bears to the total number of initial shares outstanding immediately prior to such redemption.

NOTE 2 - SERVICE AGREEMENTS WITH AFFILIATES

The Trust has entered into a Services Agreement with Morgan Guaranty Trust Company of New York ("Morgan") to provide financial and fund accounting services and shareholder servicing for the Fund, as described in the accompanying Trust's registration statement on Form N-lA. The Trust has also entered into separate administration and distribution agreements with SBDS to provide for administrative and distribution services for the Fund, as described in such registration statement. Morgan, Charles Schwab & Co. ("Schwab") and the Trust are parties to separate services and operating agreements (the "Schwab Agreements") whereby Schwab makes Fund shares available to customers of investment advisers and other financial intermediaries who are Schwab's clients. The financial responsibilities and other obligations of the Fund under the Schwab Agreements are contingent upon termination of Morgan's Services Agreement with the Trust. The officers of the Trust are employees of SBDS.

NOTE 3 - COMMENCEMENT OF OPERATIONS

As of May 31, 1995 the Fund had not commenced operations.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholder and Trustees of
The JPM Advisor U.S. Equity Fund


In our opinion, the accompanying statement of assets and liabilities presents fairly, in all material respects, the financial position of The JPM Advisor U.S. Equity Fund (one of nine funds comprising The JPM Advisor Funds, hereafter referred to as the "Fund") at May 31, 1995, in conformity with generally accepted accounting principles. This financial statement is the responsibility of the Fund's management; our responsibility is to express an opinion on this financial statement based on our audit. We conducted our audit of this financial statement in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for the opinion expressed above.



PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York
January 30, 1996

THE JPM ADVISOR FUNDS - THE JPM ADVISOR U.S. SMALL CAP EQUITY FUND STATEMENT OF ASSETS AND LIABILITIES
MAY 31, 1995



ASSETS

           Investment in The U.S. Small Company Portfolio       $    100
           Deferred Organization Expenses                         33,060
                                                                  ------
                      Total Assets                                33,160
LIABILITIES

           Organization Expenses Payable                          33,060
                      Total Liabilities                           33,060

COMMITMENTS AND CONTINGENCIES (SEE NOTE 2)                          -

                      Net Assets                                $    100
                                                                  ======

Net Asset Value Per Share (10 shares of beneficial interest outstanding; unlimited authorized shares of beneficial interest of $0.001 par value), Offering and
Redemption Price                                                  $10.00

NOTES TO FINANCIAL STATEMENT

NOTE 1 - ORGANIZATION

The JPM Advisor U.S. Small Cap Equity Fund (the "Fund") is a series of The JPM Advisor Funds, a Massachusetts business trust (the "Trust") organized on September 16, 1994, and has been inactive since that date except for matters relating to its organization and registration as an investment company under the Investment Company Act of 1940, as amended, and the sale of 10 shares (the "initial shares") of the Fund to Signature Financial Group, Inc. ("Signature"), the parent company of Signature Broker-Dealer Services, Inc. ("SBDS"), the Trust's administrator and distributor.

The Fund will invest all of its investable assets in The U.S. Small Company Portfolio (the "Portfolio"). The Portfolio is an open-end management investment company and has the same investment objective and policies as the Fund.

The Fund has incurred $33,060 in organization expenses based on its allocable pro rata share of total organization expenses for the nine funds in the Trust. These costs are being deferred and will be amortized on a straight line basis over a period not to exceed five years beginning with the commencement of operations of the Fund. The amount paid by the Fund on any redemption by Signature or any other current holder of the Fund's initial shares will be reduced by the pro rata portion of any unamortized organization expenses of the Fund which the number of initial shares redeemed bears to the total number of initial shares outstanding immediately prior to such redemption.

NOTE 2 - SERVICE AGREEMENTS WITH AFFILIATES

The Trust has entered into a Services Agreement with Morgan Guaranty Trust Company of New York ("Morgan") to provide financial and fund accounting services and shareholder servicing for the Fund, as described in the accompanying Trust's registration statement on Form N-lA. The Trust has also entered into separate administration and distribution agreements with SBDS to provide for administrative and distribution services for the Fund, as described in such registration statement. Morgan, Charles Schwab & Co. ("Schwab") and the Trust are parties to separate services and operating agreements (the "Schwab Agreements") whereby Schwab makes Fund shares available to customers of investment advisers and other financial intermediaries who are Schwab's clients. The financial responsibilities and other obligations of the Fund under the Schwab Agreements are contingent upon termination of Morgan's Services Agreement with the Trust. The officers of the Trust are employees of SBDS.

NOTE 3 - COMMENCEMENT OF OPERATIONS

As of May 31, 1995 the Fund had not commenced operations.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholder and Trustees of
The JPM Advisor U.S. Small Cap Equity Fund


In our opinion, the accompanying statement of assets and liabilities presents fairly, in all material respects, the financial position of The JPM Advisor U.S. Small Cap Equity Fund (one of nine funds comprising The JPM Advisor Funds, hereafter referred to as the "Fund") at May 31, 1995, in conformity with generally accepted accounting principles. This financial statement is the responsibility of the Fund's management; our responsibility is to express an opinion on this financial statement based on our audit. We conducted our audit of this financial statement in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for the opinion expressed above.



PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York
January 30, 1996

THE JPM ADVISOR FUNDS - THE JPM ADVISOR INTERNATIONAL EQUITY FUND
STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 1995



ASSETS

           Investment in The Non-U.S. Equity Portfolio $    100
           Deferred Organization Expenses                33,596
                                                         ------
                      Total Assets                       33,696

LIABILITIES

           Organization Expenses Payable                 33,596
                      Total Liabilities                  33,596

COMMITMENTS AND CONTINGENCIES (SEE NOTE 2)                 -

                      Net Assets                       $    100
                                                         ======

Net Asset Value Per Share (10 shares of beneficial interest outstanding; unlimited authorized shares of beneficial interest of $0.001 par value), Offering and
Redemption Price                                         $10.00

NOTES TO FINANCIAL STATEMENT

NOTE 1 - ORGANIZATION

The JPM Advisor International Equity Fund (the "Fund") is a series of The JPM Advisor Funds, a Massachusetts business trust (the "Trust") organized on September 16, 1994, and has been inactive since that date except for matters relating to its organization and registration as an investment company under the Investment Company Act of 1940, as amended, and the sale of 10 shares (the "initial shares") of the Fund to Signature Financial Group, Inc. ("Signature"), the parent company of Signature Broker-Dealer Services, Inc. ("SBDS"), the Trust's administrator and distributor.

The Fund will invest all of its investable assets in The Non-U.S. Equity Portfolio (the "Portfolio"). The Portfolio is an open-end management investment company and has the same investment objective and policies as the Fund.

The Fund has incurred $33,596 in organization expenses based on its allocable pro rata share of total organization expenses for the nine funds in the Trust. These costs are being deferred and will be amortized on a straight line basis over a period not to exceed five years beginning with the commencement of operations of the Fund. The amount paid by the Fund on any redemption by Signature or any other current holder of the Fund's initial shares will be reduced by the pro rata portion of any unamortized organization expenses of the Fund which the number of initial shares redeemed bears to the total number of initial shares outstanding immediately prior to such redemption.

NOTE 2 - SERVICE AGREEMENTS WITH AFFILIATES

The Trust has entered into a Services Agreement with Morgan Guaranty Trust Company of New York ("Morgan") to provide financial and fund accounting services and shareholder servicing for the Fund, as described in the accompanying Trust's registration statement on Form N-lA. The Trust has also entered into separate administration and distribution agreements with SBDS to provide for administrative and distribution services for the Fund, as described in such registration statement. Morgan, Charles Schwab & Co. ("Schwab") and the Trust are parties to separate services and operating agreements (the "Schwab Agreements") whereby Schwab makes Fund shares available to customers of investment advisers and other financial intermediaries who are Schwab's clients. The financial responsibilities and other obligations of the Fund under the Schwab Agreements are contingent upon termination of Morgan's Services Agreement with the Trust. The officers of the Trust are employees of SBDS.

NOTE 3 - COMMENCEMENT OF OPERATIONS

As of October 31, 1995 the Fund had not commenced operations.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholder and Trustees of
The JPM Advisor International Equity Fund


In our opinion, the accompanying statement of assets and liabilities presents fairly, in all material respects, the financial position of The JPM Advisor International Equity Fund (one of nine funds comprising The JPM Advisor Funds, hereafter referred to as the "Fund") at October 31, 1995, in conformity with generally accepted accounting principles. This financial statement is the responsibility of the Fund's management; our responsibility is to express an opinion on this financial statement based on our audit. We conducted our audit of this financial statement in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for the opinion expressed above.



PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York
January 30, 1996

THE JPM ADVISOR FUNDS - THE JPM ADVISOR EMERGING MARKETS EQUITY FUND STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 1995



ASSETS

           Investment in The Emerging Markets
                  Equity Portfolio                    $    100
           Deferred Organization Expenses               33,628
                                                        ------
                      Total Assets                      33,728

LIABILITIES

           Organization Expenses Payable                33,628
                      Total Liabilities                 33,628

COMMITMENTS AND CONTINGENCIES (SEE NOTE 2)               -

                      Net Assets                       $    100
                                                         ======

Net Asset Value Per Share (10 shares of beneficial interest outstanding; unlimited authorized shares of beneficial interest of $0.001 par value), Offering and
Redemption Price                                         $10.00

NOTES TO FINANCIAL STATEMENT

NOTE 1 - ORGANIZATION

The JPM Advisor Emerging Markets Equity Fund (the "Fund") is a series of The JPM Advisor Funds, a Massachusetts business trust (the "Trust") organized on September 16, 1994, and has been inactive since that date except for matters relating to its organization and registration as an investment company under the Investment Company Act of 1940, as amended, and the sale of 10 shares (the "initial shares") of the Fund to Signature Financial Group, Inc. ("Signature"), the parent company of Signature Broker-Dealer Services, Inc. ("SBDS"), the Trust's administrator and distributor.

The Fund will invest all of its investable assets in The Emerging Markets Equity Portfolio (the "Portfolio"). The Portfolio is an open-end management investment company and has the same investment objective and policies as the Fund.

The Fund has incurred $33,628 in organization expenses based on its allocable pro rata share of total organization expenses for the nine funds in the Trust. These costs are being deferred and will be amortized on a straight line basis over a period not to exceed five years beginning with the commencement of operations of the Fund. The amount paid by the Fund on any redemption by Signature or any other current holder of the Fund's initial shares will be reduced by the pro rata portion of any unamortized organization expenses of the Fund which the number of initial shares redeemed bears to the total number of initial shares outstanding immediately prior to such redemption.

NOTE 2 - SERVICE AGREEMENTS WITH AFFILIATES

The Trust has entered into a Services Agreement with Morgan Guaranty Trust Company of New York ("Morgan") to provide financial and fund accounting services and shareholder servicing for the Fund, as described in the accompanying Trust's registration statement on Form N-lA. The Trust has also entered into separate administration and distribution agreements with SBDS to provide for administrative and distribution services for the Fund, as described in such registration statement. Morgan, Charles Schwab & Co. ("Schwab") and the Trust are parties to separate services and operating agreements (the "Schwab Agreements") whereby Schwab makes Fund shares available to customers of investment advisers and other financial intermediaries who are Schwab's clients. The financial responsibilities and other obligations of the Fund under the Schwab Agreements are contingent upon termination of Morgan's Services Agreement with the Trust. The officers of the Trust are employees of SBDS.

NOTE 3 - COMMENCEMENT OF OPERATIONS

As of October 31, 1995 the Fund had not commenced operations.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholder and Trustees of
The JPM Advisor Emerging Markets Equity Fund


In our opinion, the accompanying statement of assets and liabilities presents fairly, in all material respects, the financial position of The JPM Advisor Emerging Markets Equity Fund (one of nine funds comprising The JPM Advisor Funds, hereafter referred to as the "Fund") at October 31, 1995, in conformity with generally accepted accounting principles. This financial statement is the responsibility of the Fund's management; our responsibility is to express an opinion on this financial statement based on our audit. We conducted our audit of this financial statement in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for the opinion expressed above.



PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York
January 30, 1996

THE JPM ADVISOR FUNDS - THE JPM ADVISOR ASIA GROWTH FUND
STATEMENT OF ASSETS AND LIABILITIES
MARCH 24, 1995



ASSETS

           Investment in The Asia Growth Portfolio              $   100
           Deferred Organization Expenses                        58,000
                                                                 ------
                      Total Assets                               58,100

LIABILITIES

           Organization Expenses Payable                        58,000
                      Total Liabilities                         58,000

COMMITMENTS AND CONTINGENCIES (SEE NOTE 2)                         -

                      Net Assets                              $    100
                                                                ======

Net Asset Value Per Share (10 shares of beneficial interest outstanding; unlimited authorized shares of beneficial interest of $0.001 par value), Offering and
Redemption Price                                                $10.00

NOTES TO FINANCIAL STATEMENT

NOTE 1 - ORGANIZATION

The JPM Advisor Asia Growth Fund (the "Fund") is a series of The JPM Advisor Funds, a Massachusetts business trust (the "Trust") organized on September 16, 1994, and has been inactive since that date except for matters relating to its organization and registration as an investment company under the Investment Company Act of 1940, as amended, and the sale of 10 shares (the "initial shares") of the Fund to Signature Financial Group, Inc. ("Signature"), the parent company of Signature Broker-Dealer Services, Inc. ("SBDS"), the Trust's administrator and distributor.

The Fund will invest all of its investable assets in The Asia Growth Portfolio (the "Portfolio"), a series of The Series Portfolio, a trust organized under the laws of the State of New York. The Portfolio is an open-end management investment company and has the same investment objective and policies as the Fund.

The Fund has incurred $58,000 in organization expenses based on its allocable pro rata share of total organization expenses for the nine funds in the Trust. These costs are being deferred and will be amortized on a straight line basis over a period not to exceed five years beginning with the commencement of operations of the Fund. The amount paid by the Fund on any redemption by Signature or any other current holder of the Fund's initial shares will be reduced by the pro rata portion of any unamortized organization expenses of the Fund and the Portfolio which the number of initial shares redeemed bears to the total number of initial shares outstanding immediately prior to such redemption, and the amount of such reduction in excess of the unamortized organization expenses of the Fund shall be contributed by the Fund to the Portfolio.

NOTE 2 - SERVICE AGREEMENTS WITH AFFILIATES

The Trust has entered into a Services Agreement with Morgan Guaranty Trust Company of New York ("Morgan") to provide financial and fund accounting services and shareholder servicing for the Fund, as described in the accompanying Trust's registration statement on Form N-lA. The Trust has also entered into separate administration and distribution agreements with SBDS to provide for administrative and distribution services for the Fund, as described in such registration statement. Morgan, Charles Schwab & Co. ("Schwab") and the Trust are parties to separate services and operating agreements (the "Schwab Agreements") whereby Schwab makes Fund shares available to customers of investment advisers and other financial intermediaries who are Schwab's clients. The financial responsibilities and other obligations of the Fund under the Schwab Agreements are contingent upon termination of Morgan's Services Agreement with the Trust. The officers of the Trust are employees of SBDS.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholder and Trustees of
The JPM Advisor Asia Growth Fund


In our opinion, the accompanying statement of assets and liabilities presents fairly, in all material respects, the financial position of The JPM Advisor Asia Growth Fund (one of nine funds comprising The JPM Advisor Funds, hereafter referred to as the "Fund") at March 24, 1995, in conformity with generally accepted accounting principles. This financial statement is the responsibility of the Fund's management; our responsibility is to express an opinion on this financial statement based on our audit. We conducted our audit of this financial statement in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for the opinion expressed above.



PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York
March 24, 1995

THE SERIES PORTFOLIO - THE ASIA GROWTH PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
MARCH 24, 1995

ASSETS

          Cash                                    $   200
          Deferred Organization Expenses           33,000
                      Total Assets                 33,200

LIABILITIES

          Organization Expenses Payable            33,000
                      Total Liabilities            33,000

Commitments and Contingencies (See Note 3)          -

                      Net Assets                 $   200
                                                  ======

NOTES TO FINANCIAL STATEMENT

NOTE 1 - ORGANIZATION

The Asia Growth Portfolio (the "Portfolio") is a series of The Series Portfolio (the "Series Portfolio"), a trust organized under the laws of the State of New York on June 24, 1994, and has been inactive since that date except for matters relating to its organization and registration as an investment company under the Investment Company Act of 1940, as amended, and the sales of beneficial interests in the Portfolio in the respective amounts of $100 to The JPM Advisor Asia Growth Fund (the "Fund") and $100 to JPM Asia Growth Fund, Ltd. (the "initial beneficial interests").

The Portfolio has incurred $33,000 in organization expenses based on its allocable pro rata share of total organization expenses for the three Portfolios in the Series Portfolio. These costs are being deferred and will be amortized on a straight line basis over a period not to exceed five years beginning with the commencement of operations of the Portfolio. The Portfolio will receive upon a redemption by Signature (the purchaser of the Fund's initial shares) from the Fund, a pro rata portion of the unamortized organization expenses of the Portfolio. The amount paid by the Portfolio on any withdrawal of an initial beneficial interest by the Fund, JPM Asia Growth Fund, Ltd. or any other current holder of such initial beneficial interest will be reduced by a pro rata portion of any unamortized organization expenses. This reduction will be determined with respect to each withdrawal of an initial beneficial interest by calculating the proportion of the amount of the initial beneficial interest withdrawn to the aggregate initial beneficial interests then outstanding.

NOTE 2 - VALUATION OF INVESTORS' BENEFICIAL INTERESTS

At 4:15 p.m. New York time on each business day of the Portfolio, the value of an investor's beneficial interest in the Portfolio is equal to the product of
(i) the aggregate net asset value of the Portfolio, effective for that day, and
(ii)
the percentage representing that investor's pro rata share of the aggregate beneficial interests in the Portfolio, on that day.

NOTE 3 - SERVICE AGREEMENTS WITH AFFILIATES

The Series Portfolio has entered into separate investment advisory and financial and fund accounting services agreements with Morgan Guaranty Trust Company of New York ("Morgan") to provide investment advisory and financial and fund accounting services for the Portfolio as described in the Series Portfolio's accompanying registration statement on Form N-lA. The Series Portfolio has also entered into separate administration and exclusive placement agent agreements with Signature Broker-Dealer Services, Inc.("SBDS"), to provide for administrative and placement services for the Portfolio, and a fund services agreement with Pierpont Group, Inc. ("Pierpont Group"), each as described in such registration statement. The officers of the Series Portfolio, excluding its Chief Executive Officer, are employees of SBDS. The Trustees of the Series Portfolio represent all the existing shareholders of Pierpont Group.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Investors and Trustees of
The Asia Growth Portfolio


In our opinion, the accompanying statement of assets and liabilities presents fairly, in all material respects, the financial position of The Asia Growth Portfolio (one of three portfolios comprising The Series Portfolio, hereafter referred to as the "Portfolio") at March 24, 1995, in conformity with generally accepted accounting principles. This financial statement is the responsibility of the Portfolio's management; our responsibility is to express an opinion on this financial statement based on our audit. We conducted our audit of this financial statement in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for the opinion expressed above.


PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York
March 24, 1995

THE JPM ADVISOR FUNDS - THE JPM ADVISOR EUROPEAN EQUITY FUND
STATEMENT OF ASSETS AND LIABILITIES
MARCH 24, 1995



ASSETS

           Investment in The European Equity Portfolio              $    100
           Deferred Organization Expenses                             58,000
                                                                      ------
                      Total Assets                                    58,100

LIABILITIES

           Organization Expenses Payable                              58,000
                      Total Liabilities                               58,000

COMMITMENTS AND CONTINGENCIES (SEE NOTE 2)                              -

                      Net Assets                                    $    100
                                                                      ======

Net Asset Value Per Share (10 shares of beneficial interest outstanding; unlimited authorized shares of beneficial interest of $0.001 par value), Offering and
Redemption Price                                                      $10.00

NOTES TO FINANCIAL STATEMENT

NOTE 1 - ORGANIZATION

The JPM Advisor European Equity Fund (the "Fund") is a series of The JPM Advisor Funds, a Massachusetts business trust (the "Trust") organized on September 16, 1994, and has been inactive since that date except for matters relating to its organization and registration as an investment company under the Investment Company Act of 1940, as amended, and the sale of 10 shares (the "initial shares") of the Fund to Signature Financial Group, Inc. ("Signature"), the parent company of Signature Broker-Dealer Services, Inc. ("SBDS"), the Trust's administrator and distributor.

The Fund will invest all of its investable assets in The European Equity Portfolio (the "Portfolio"), a series of The Series Portfolio, a trust organized under the laws of the State of New York. The Portfolio is an open-end management investment company and has the same investment objective and policies as the Fund.

The Fund has incurred $58,000 in organization expenses based on its allocable pro rata share of total organization expenses for the nine funds in the Trust. These costs are being deferred and will be amortized on a straight line basis over a period not to exceed five years beginning with the commencement of operations of the Fund. The amount paid by the Fund on any redemption by Signature or any other current holder of the Fund's initial shares will be reduced by the pro rata portion of any unamortized organization expenses of the Fund and the Portfolio which the number of initial shares redeemed bears to the total number of initial shares outstanding immediately prior to such redemption, and the amount of such reduction in excess of the unamortized organization expenses of the Fund shall be contributed by the Fund to the Portfolio.

NOTE 2 - SERVICE AGREEMENTS WITH AFFILIATES

The Trust has entered into a Services Agreement with Morgan Guaranty Trust Company of New York ("Morgan") to provide financial and fund accounting services and shareholder servicing for the Fund, as described in the accompanying Trust's registration statement on Form N-lA. The Trust has also entered into separate administration and distribution agreements with SBDS to provide for administrative and distribution services for the Fund, as described in such registration statement. Morgan, Charles Schwab & Co. ("Schwab") and the Trust are parties to separate services and operating agreements (the "Schwab Agreements") whereby Schwab makes Fund shares available to customers of investment advisers and other financial intermediaries who are Schwab's clients. The financial responsibilities and other obligations of the Fund under the Schwab Agreements are contingent upon termination of Morgan's Services Agreement with the Trust. The officers of the Trust are employees of SBDS.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholder and Trustees of
The JPM Advisor European Equity Fund


In our opinion, the accompanying statement of assets and liabilities presents fairly, in all material respects, the financial position of The JPM Advisor European Equity Fund (one of nine funds comprising The JPM Advisor Funds, hereafter referred to as the "Fund") at March 24, 1995, in conformity with generally accepted accounting principles. This financial statement is the responsibility of the Fund's management; our responsibility is to express an opinion on this financial statement based on our audit. We conducted our audit of this financial statement in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for the opinion expressed above.



PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York
March 24, 1995

THE SERIES PORTFOLIO - THE EUROPEAN EQUITY PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
MARCH 24, 1995

ASSETS

          Cash                                              $   200
          Deferred Organization Expenses                     33,000
                      Total Assets                           33,200

LIABILITIES

          Organization Expenses Payable                      33,000
                      Total Liabilities                      33,000

Commitments and Contingencies (See Note 3)                      -

                      Net Assets                            $   200
                                                             ======

NOTES TO FINANCIAL STATEMENT

NOTE 1 - ORGANIZATION

The European Equity Portfolio (the "Portfolio") is a series of The Series Portfolio (the "Series Portfolio"), a trust organized under the laws of the State of New York on June 24, 1994, and has been inactive since that date except for matters relating to its organization and registration as an investment company under the Investment Company Act of 1940, as amended, and the sales of beneficial interests in the Portfolio in the respective amounts of $100 to The JPM Advisor European Equity Fund (the "Fund") and $100 to JPM Europe Fund, Ltd. (the "initial beneficial interests").

The Portfolio has incurred $33,000 in organization expenses based on its allocable pro rata share of total organization expenses for the three Portfolios in the Series Portfolio. These costs are being deferred and will be amortized on a straight line basis over a period not to exceed five years beginning with the commencement of operations of the Portfolio. The Portfolio will receive upon a redemption by Signature (the purchaser of the Fund's initial shares) from the Fund, a pro rata portion of the unamortized organization expenses of the Portfolio. The amount paid by the Portfolio on any withdrawal of an initial beneficial interest by the Fund, JPM Europe Fund, Ltd. or any other current holder of such initial beneficial interests will be reduced by a pro rata portion of any unamortized organization expenses. This reduction will be determined with respect to each withdrawal of an initial beneficial interest by calculating the proportion of the amount of the initial beneficial interest withdrawn to the aggregate initial beneficial interests then outstanding.

NOTE 2 - VALUATION OF INVESTORS' BENEFICIAL INTERESTS

At 4:15 p.m. New York time on each business day of the Portfolio, the value of an investor's beneficial interest in the Portfolio is equal to the product of
(i) the aggregate net asset value of the Portfolio, effective for that day, and
(ii)
the percentage representing that investor's pro rata share of the aggregate beneficial interests in the Portfolio, on that day.

NOTE 3 - SERVICE AGREEMENTS WITH AFFILIATES

The Series Portfolio has entered into separate investment advisory and financial and fund accounting services agreements with Morgan Guaranty Trust Company of New York ("Morgan") to provide investment advisory and financial and fund accounting services for the Portfolio as described in the Series Portfolio's accompanying registration statement on Form N-lA. The Series Portfolio has also entered into separate administration and exclusive placement agent agreements with Signature Broker-Dealer Services, Inc. ("SBDS"), to provide for administrative and placement services for the Portfolio, and a fund services agreement with Pierpont Group, Inc. ("Pierpont Group"), each as described in such registration statement. The officers of the Series Portfolio, excluding its Chief Executive Officer, are employees of SBDS. The Trustees of the Series Portfolio represent all the existing shareholders of Pierpont Group.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Investors and Trustees of
The European Equity Portfolio


In our opinion, the accompanying statement of assets and liabilities presents fairly, in all material respects, the financial position of The European Equity Portfolio (one of three portfolios comprising The Series Portfolio, hereafter referred to as the "Portfolio") at March 24, 1995, in conformity with generally accepted accounting principles. This financial statement is the responsibility of the Portfolio's management; our responsibility is to express an opinion on this financial statement based on our audit. We conducted our audit of this financial statement in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for the opinion expressed above.


PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York
March 24, 1995

THE JPM ADVISOR FUNDS - THE JPM ADVISOR JAPAN EQUITY FUND
STATEMENT OF ASSETS AND LIABILITIES
MARCH 24, 1995



ASSETS

           Investment in The Japan Equity Portfolio                 $    100
           Deferred Organization Expenses                             58,000
                                                                      ------
                      Total Assets                                    58,100

LIABILITIES

           Organization Expenses Payable                              58,000
                      Total Liabilities                               58,000

COMMITMENTS AND CONTINGENCIES (SEE NOTE 2)                               -

                      Net Assets                                    $    100
                                                                      ======

Net Asset Value Per Share (10 shares of beneficial interest outstanding; unlimited authorized shares of beneficial interest of $0.001 par value), Offering and
Redemption Price                                                      $10.00

NOTES TO FINANCIAL STATEMENT

NOTE 1 - ORGANIZATION

The JPM Advisor Japan Equity Fund (the "Fund") is a series of The JPM Advisor Funds, a Massachusetts business trust (the "Trust") organized on September 16, 1994, and has been inactive since that date except for matters relating to its organization and registration as an investment company under the Investment Company Act of 1940, as amended, and the sale of 10 shares (the "initial shares") of the Fund to Signature Financial Group, Inc. ("Signature"), the parent company of Signature Broker-Dealer Services, Inc. ("SBDS"), the Trust's administrator and distributor.

The Fund will invest all of its investable assets in The Japan Equity Portfolio (the "Portfolio"), a series of The Series Portfolio, a trust organized under the laws of the State of New York. The Portfolio is an open-end management investment company and has the same investment objective and policies as the Fund.

The Fund has incurred $58,000 in organization expenses based on its allocable pro rata share of total organization expenses for the nine funds in the Trust. These costs are being deferred and will be amortized on a straight line basis over a period not to exceed five years beginning with the commencement of operations of the Fund. The amount paid by the Fund on any redemption by Signature or any other current holder of the Fund's initial shares will be reduced by the pro rata portion of any unamortized organization expenses of the Fund and the Portfolio which the number of initial shares redeemed bears to the total number of initial shares outstanding immediately prior to such redemption, and the amount of such reduction in excess of the unamortized organization expenses of the Fund shall be contributed by the Fund to the Portfolio.

NOTE 2 - SERVICE AGREEMENTS WITH AFFILIATES

The Trust has entered into a Services Agreement with Morgan Guaranty Trust Company of New York ("Morgan") to provide financial and fund accounting services and shareholder servicing for the Fund, as described in the accompanying Trust's registration statement on Form N-lA. The Trust has also entered into separate administration and distribution agreements with SBDS to provide for administrative and distribution services for the Fund, as described in such registration statement. Morgan, Charles Schwab & Co. ("Schwab") and the Trust are parties to separate services and operating agreements (the "Schwab Agreements") whereby Schwab makes Fund shares available to customers of investment advisers and other financial intermediaries who are Schwab's clients. The financial responsibilities and other obligations of the Fund under the Schwab Agreements are contingent upon termination of Morgan's Services Agreement with the Trust. The officers of the Trust are employees of SBDS.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholder and Trustees of
The JPM Advisor Japan Equity Fund


In our opinion, the accompanying statement of assets and liabilities presents fairly, in all material respects, the financial position of The JPM Advisor Japan Equity Fund (one of nine funds comprising The JPM Advisor Funds, hereafter referred to as the "Fund") at March 24, 1995, in conformity with generally accepted accounting principles. This financial statement is the responsibility of the Fund's management; our responsibility is to express an opinion on this financial statement based on our audit. We conducted our audit of this financial statement in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for the opinion expressed above.



PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York
March 24, 1995

THE SERIES PORTFOLIO - THE JAPAN EQUITY PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
MARCH 24, 1995

ASSETS

          Cash                                                      $ 100,100
          Deferred Organization Expenses                               33,000
                                                                       ------
                      Total Assets                                    133,100

LIABILITIES

          Organization Expenses Payable                              33,000
                      Total Liabilities                              33,000

Commitments and Contingencies (See Note 3)                              -

                      Net Assets                                  $ 100,100
                                                                   ========

NOTES TO FINANCIAL STATEMENT

NOTE 1 - ORGANIZATION

The Japan Equity Portfolio (the "Portfolio") is a series of The Series Portfolio (the "Series Portfolio"), a trust organized under the laws of the State of New York on June 24, 1994, and has been inactive since that date except for matters relating to its organization and registration as an investment company under the Investment Company Act of 1940, as amended, and the sales of beneficial interests in the Portfolio in the respective amounts of $100 to The JPM Advisor Japan Equity Fund (the "Fund") and $100,000 to JPM Japan Equity Fund, Ltd. (the "initial beneficial interests").

The Portfolio has incurred $33,000 in organization expenses based on its allocable pro rata share of total organization expenses for the three Portfolios in the Series Portfolio. These costs are being deferred and will be amortized on a straight line basis over a period not to exceed five years beginning with the commencement of operations of the Portfolio. The Portfolio will receive upon a redemption by Signature (the purchaser of the Fund's initial shares) from the Fund, a pro rata portion of the unamortized organization expenses of the Portfolio. The amount paid by the Portfolio on any withdrawal of an initial beneficial by the Fund, JPM Japan Equity Fund, Ltd. or any other current holder of such initial beneficial interests be reduced by a pro rata portion of any unamortized organization expenses. This reduction will be determined with respect to each withdrawal of an initial beneficial interest by calculating the proportion of the amount of the initial beneficial interest withdrawn to the aggregate initial beneficial interests then outstanding.

NOTE 2 - VALUATION OF INVESTORS' BENEFICIAL INTEREST

At 4:15 p.m. New York time on each business day of the Portfolio, the value of an investor's beneficial interest in the Portfolio is equal to the product of
(i) the aggregate net asset value of the Portfolio, effective for that day, and
(ii)
the percentage representing that investor's pro rata share of the aggregate beneficial interests in the Portfolio, on that day.

NOTE 3 - SERVICE AGREEMENTS WITH AFFILIATES

The Series Portfolio has entered into separate investment advisory and financial and fund accounting services agreements with Morgan Guaranty Trust Company of New York ("Morgan") to provide investment advisory and financial and fund accounting services for the Portfolio, as described in the Series Portfolio's accompanying registration statement on Form N-lA. The Series Portfolio has also entered into separate administration and exclusive placement agent agreements with Signature Broker-Dealer Services, Inc.("SBDS"), to provide for administrative and placement services for the Portfolio, and a fund services agreement with Pierpont Group, Inc. ("Pierpont Group"), each as described in such registration statement. The officers of the Series Portfolio, excluding its Chief Executive Officer, are employees of SBDS. The Trustees of the Series Portfolio represent all the existing shareholders of Pierpont Group.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Investors and Trustees of
The Japan Equity Portfolio

In our opinion, the accompanying statement of assets and liabilities presents fairly, in all material respects, the financial position of The Japan Equity Portfolio (one of three portfolios comprising The Series Portfolio, hereafter referred to as the "Portfolio") at March 24, 1995, in conformity with generally accepted accounting principles. This financial statement is the responsibility of the Portfolio's management; our responsibility is to express an opinion on this financial statement based on our audit. We conducted our audit of this financial statement in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for the opinion expressed above.


PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York
March 24, 1995

APPENDIX A
DESCRIPTION OF SECURITY RATINGS

STANDARD & POOR'S

CORPORATE AND MUNICIPAL BONDS

AAA - Debt rated AAA has the highest ratings assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.

A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories.

BB - Debt rated BB is regarded as having less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

COMMERCIAL PAPER, INCLUDING TAX EXEMPT

A - Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designations 1, 2, and 3 to indicate the relative degree of safety.

A-1 - This designation indicates that the degree of safety regarding timely payment is very strong.

SHORT-TERM TAX-EXEMPT NOTES

SP-1 - The short-term tax-exempt note rating of SP-1 is the highest rating assigned by Standard & Poor's and has a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a "plus" (+) designation.

SP-2 - The short-term tax-exempt note rating of SP-2 has a satisfactory capacity to pay principal and interest.

MOODY'S

CORPORATE AND MUNICIPAL BONDS

Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

COMMERCIAL PAPER, INCLUDING TAX EXEMPT

Prime-1 - Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

- Leading market positions in well established industries.
- High rates of return on funds employed.
- Conservative capitalization structures with moderate reliance on debt and ample asset protection. - Broad margins in earnings coverage of fixed financial charges and high internal cash generation. - Well established access to a range of financial markets and assured sources of alternate liquidity.

SHORT-TERM TAX EXEMPT NOTES

MIG-1 - The short-term tax-exempt note rating MIG-1 is the highest rating assigned by Moody's for notes judged to be the best quality. Notes with this rating enjoy strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

MIG-2 - MIG-2 rated notes are of high quality but with margins of protection not as large as MIG-1.

APPENDIX B
INVESTING IN JAPAN AND ASIAN GROWTH MARKETS

JAPAN AND ITS SECURITIES MARKETS

         The Japan Equity Portfolio will be subject to general economic and political conditions in Japan. These include future political and economic developments, the possible imposition of, or changes in, exchange controls or other Japanese governmental laws or restrictions applicable to such investments, diplomatic developments, political or social unrest and natural disasters.

         The information set forth in this section has been extracted from various governmental publications and private news services.
 The Japan Equity Portfolio makes no representation as to the accuracy of the information, nor has the Portfolio attempted to verify it. Furthermore, no representation is made that any correlation exists between Japan or its economy in general and the performance of the Japan Equity Portfolio.

DOMESTIC POLITICS

         Japan has a parliamentary form of government. The legislative power is vested in the Japanese Diet, which consists of a House of Representatives and a House of Councillors. Members of the House of Representatives are elected for terms of four years unless the House of Representatives is dissolved prior to the expiration of their full elected terms. Members of the House of Councillors are elected for terms of six years with one-half of the membership being elected every three years. Various political parties are represented in the Diet, including the conservative Liberal Democratic Party ("LDP"), which until August 1993 had been in power nationally since its formation in 1955. The LDP ceased to have a majority of the House of Representatives in June 1993, when certain members of the House of Representatives left the LDP and formed two new political parties. After an election for the House of Representatives was held on July 18, 1993 and the LDP failed to secure a majority, seven parties formed a coalition to control the House of Representatives and chose Morihiro Hosokawa, the Representative of the Japan New Party, to head their coalition. In April 1994, amid accusations of financial improprieties, Prime Minister Hosokawa announced that he would resign. Tusutomu Hata succeeded Mr. Hosokawa as prime minister and formed a new cabinet as a minority coalition government. In June 1994 Mr. Hata yielded to political pressure from opposition parties and resigned. He was succeeded by Social Democratic Party leader Tomi-ichi Murayama, Japan's first Socialist prime minister since 1948, who was chosen by a new and unstable alliance between left-wing and conservative parties, including the LDP. This political instability may hamper Japan's ability to establish and maintain effective economic and fiscal policies, and recent and future political developments may lead to changes in policy that might adversely affect the Japan Equity Portfolio.

ECONOMIC BACKGROUND

         Over the past 30 years, Japan has experienced significant economic development. During the era of high economic growth in the 1960s and early 1970s, the expansion was based on the development of heavy industries such as steel and shipbuilding. In the 1970s, Japan moved into assembly industries which employ high levels of technology and consume relatively low quantities of resources, and since then has become a major producer of electrical and electronic products and automobiles. Moreover, since the mid-1980s, Japan has become a major creditor nation. With the exception of the periods associated with the oil crises of the 1970s, Japan has generally experienced very low levels of inflation.

         Japan is largely dependent upon foreign economies for raw materials. For instance, almost all of its oil is imported, the majority from the Middle East. Oil prices therefore have a major impact on the domestic economy, as is evidenced by the current account deficits triggered by the two oil crises of the 1970s. Oil prices have declined mainly due to a worldwide easing of demand for crude oil. The stabilized price of oil contributed to Japan's sizeable current account surplus and stability of wholesale and consumer prices during the period 1981 through 1992. While Japan is working to reduce its dependence on foreign materials, its lack of natural resources poses a significant obstacle to this effort.

         International trade is important to Japan's economy, as exports provide the means to pay for many of the raw materials it must import. Japan's trade surplus has increased dramatically in recent years, exceeding $100 billion since 1991. Because of the concentration of Japanese exports in highly visible products such as automobiles, machine tools and semiconductors, and the large trade surpluses resulting therefrom, Japan has entered a tense phase in its relations with its trading partners, particularly with respect to the United States, with whom the trade imbalance is the greatest. The United States and Japan have engaged in "economic framework" negotiations to help increase the United States' share in Japanese markets and reduce Japan's current account surplus, but progress in the negotiations has been hampered by the recent political upheaval in Japan. Any trade sanctions imposed upon Japan by the United States as a result of the current friction or otherwise could adversely affect Japan and the performance of the Japan Equity Portfolio.

         The following table sets forth the composition of Japan's trade balance, as well as other components of its current account, for the years 1980 to 1993.


                                                             CURRENT ACCOUNT

                                                Trade
         -----------------------------------------------------------------------------------
                                 Change from                Change from
                                  PRECEDING                  PRECEDING          TRADE                                        Current
             YEAR       EXPORTS     YEAR          IMPORTS      YEAR            BALANCE       SERVICE        TRANSFERS        BALANCE
                                                    (U.S. DOLLARS IN
                                                        MILLIONS)

             1980     $ 126,736    25.2%         $ 124,611     25.4%         $   2,125      $ (11,343)     $  (1,528)     $ (10,746)

             1981       149,522    18.0            129,555      4.0             19,967         (1,624)         4,770
                                                                                                                            (13,573)
             1982       137,663    (7.9)           119,584     (7.7)            18,079         (9,848)         6,850
                                                                                                                             (1,381)
             1983       145,468     5.7            114,014     (4.7)            31,454         (9,106)        (1,549)        20,799

             1984       168,290    15.7            124,003      8.8             44,257         (7,747)        (1,507)        35,003

             1985       174,015     3.4           118,029      (4.8)            55,986         (5,165)        (1,652)        49,169

             1986       205,591    18.1            112,764     (4.5)            (4,932)        (2,050)        85,845         92,827

             1987       224,605     9.2            128,219     13.7             96,386         (5,702)        87,015         (3,669)

             1988       259,765    15.7            164,753     28.5             95,012        (11,263)        (4,118)        79,631

             1989       269,570     3.8            192,653     16.9             76,917        (15,526)        (4,234)        57,157

             1990       280,374     4.0            216,846     12.6             65,528        (22,292)        (5,475)        35,761

             1991       306,557     9.3            203,513     (6.1)           103,044        (17,660)       (12,483)        72,901

             1992       330,850     7.9            198,502     (2.5)           132,348        (10,112)        (4,685)       117,551

             1993       351,292     6.2            209,778      5.7            141,514         (6,117)       131,448         (3,949)



Source: Financial Statistics of Japan (1993 ed. and June 1994 supp.), Institute of Fiscal and Monetary Policy, Ministry of Finance of Japan.

         The following table sets forth the composition of Japan's imports on a customs clearance basis, both in terms of import item and in terms of regional source, for the years 1980 to 1993.

                                             IMPORTS ON A CUSTOMS CLEARANCE BASIS

                               Crude
                              Materials                       Machinery and               From           From
YEAR             TOTAL        AND FUELS         FOODSTUFF       EQUIPMENT                 U.S.           EUROPE       FROM ASIA
----             -----        ---------         ---------       ---------                 ----           ------       ---------

                                              (U.S. DOLLARS IN MILLIONS)

1980           $140,528       $93,752           $14,666           $ 9,843                $24,408         $7,842         $31,751

1981            143,290        92,597            15,913            10,240                 25,927          8,552          31,930

1982            131,931        84,529            14,575             9,112                 24,179          7,560          29,985

1983            126,393        77,136            14,896            10,409                 24,647          8,120          27,988

1984            136,503        79,862            16,027            12,066                 26,862          9,334          31,883

1985            129,539        73,834            15,547            12,372                 25,793          8,893          30,264

1986            126,408        54,423            19,186            14,699                 29,054         13,989          29,849

1987            149,515        61,122            22,395            19,123                 31,490         17,670          38,627

1988            187,354        66,330            29,120            26,661                 42,037         24,071          47,802

1989            210,847        73,649            31,012            32,376                 48,246         28,146          61,476

1990            234,799        85,102            31,572            40,863                 52,369         35,028          66,646

1991            236,737        81,807            34,473            42,851                 53,317         31,792          73,016

1992            233,021        78,734            37,289            42,853                 52,230         31,280          74,448

1993            240,670        76,072            39,365            46,612                 55,197         30,142          81,060


Source: Financial Statistics of Japan (1993 ed. and June 1994 supp.), Institute of Fiscal and Monetary Policy, Ministry of Finance of Japan.

         ECONOMIC TRENDS. The following table sets forth Japan's gross domestic product for the years 1987 to 1993.

                                           GROSS DOMESTIC PRODUCT (GDP)


                              1993          1992           1991           1990           1989           1988            1987
                              ----          ----           ----           ----           ----           ----            ----

                                                                     (YEN IN BILLIONS)

Consumption
Expenditures

  Private                 (Y)270,505.4  (Y)264,779.9   (Y)255,084.2   (Y)243,628.1   (Y)228,483.2   (Y)215,122.0     (Y)204,585.3
  Government                  44,970.3      43,254.0       41,232.0       38,806.6       36,274.8       34,184.3         32,974.5
Capital Formation
(incl.inventories)

  Private                    102,047.7     109,579.2      116,638.0      110,871.9      100,130.8       89,043.7         76,176.5

  Government                  40,328.3      35,013.4       30,062.3       28,182.6       25,724.5       24,660.89        23,673.8
  Exports of Goods
  and Services                44,234.5      47,409.4       46,809.7       45,919.9       42,351.8       37,483.2         36,209.6
  Imports of Goods
  and Services                33,317.2      36,183.8       38,529.3       42,871.8       36,768.1       29,065.1         25,194.9
  GDP
  (Expenditures)             468,769.0     463,850.0      451,296.9       24,537.2      396,197.0      371,429.0        348,425.0
Change in GDP from Preceding Year
  Nominal
terms                              1.1%          2.8%           6.3%           7.2%           6.7%           6.6%             4.1%
  Real Terms                       0.1%          1.1%           4.3%           4.8%           4.7%           6.2%             4.1%




Source: Financial Statistics of Japan (1993 ed. and June 1994 supp.), Institute of Fiscal and Monetary Policy, Ministry of Finance of Japan.

         The following tables set forth certain economic indicators in Japan for the years indicated.

                                           ORDERS RECEIVED FOR MACHINERY
                                                  (280 COMPANIES)


                                      1993            1992            1991            1990            1989             1988
                                      ----            ----            ----            ----            ----             ----
                                                                        (YEN IN BILLIONS)

Manufacturing.................       (Y)4,657.7      (Y)5,526.1      (Y)6,785.9      (Y)7,289.3      (Y)6,663.1       (Y)5,621.3

Nonmanufacturing..............          8,858.8         9,233.9        10,160.4         9,139.4         8,425.9          7,066.5
                                       --------         -------        --------         -------         -------          -------

Total Demand by Private
  Sector......................      (Y)13,516.5     (Y)14,759.9     (Y)16,946.3     (Y)16,429.3     (Y)15,088.9      (Y)12,687.8

Government Demand.............         11,226.7        11,010.7        11,291.3        11,601.2        10,316.4          9,131.4
                                       --------        --------        --------        --------        --------         --------

Total.........................      (Y)24,743.2     (Y)25,770.6     (Y)28,237.6     (Y)28,030.5     (Y)25,405.3      (Y)21,819.2
                                    -----------     -----------     -----------     -----------     -----------      -----------





Source: Financial Statistics of Japan (1993 ed. and June 1994 supp.), Institute of Fiscal and Monetary Policy, Ministry of Finance of Japan.


                                         NEW DWELLING CONSTRUCTION STARTED


       YEAR                   NUMBER                     FLOOR AREA
                      (UNITS IN THOUSANDS)      (SQUARE METERS IN THOUSANDS)

       1980                   1,269                       119,102
       1981                   1,152                       107,853
       1982                   1,146                       107,638

       1983                   1,137                        99,442
       1984                   1,187                       100,226
       1985                   1,236                       103,129
       1986                   1,365                       111,003

       1987                   1,674                       132,527
       1988                   1,685                       134,530
       1989                   1,663                       135,029
       1990                   1,707                       137,490

       1991                   1,370                       117,219
       1992                   1,403                       120,318
       1993                   1,486                       131,683



Source: Financial Statistics of Japan (1993 ed. and June 1994 supp.), Institute of Fiscal and Monetary Policy, Ministry of Finance of Japan.

                                                   UNEMPLOYMENT
                                                                                                Labor Productivity Index
            YEAR                     NUMBER UNEMPLOYED             PERCENT UNEMPLOYED               (MANUFACTURING)
                                       (IN MILLIONS)                                                (BASE YEAR 1990)

            1983                               1.56                          2.6%                            66.7
            1984                               1.61                          2.7                             72.4
            1985                               1.56                          2.6                             75.6
            1986                               1.67                          2.8                             77.0
            1987                               1.73                          2.8                             81.4
            1988                               1.55                          2.5                             90.8
            1989                               1.42                          2.3                             96.2
            1990                               1.34                          2.1                            100.0
            1991                               1.36                          2.1                            102.5
            1992                               1.42                          2.2                             97.0
            1993                               1.66                          2.5                             95.4



Source: Financial Statistics of Japan 1993 (1993 ed. and June 1994 supp.), Institute of Fiscal and Monetary Policy, Ministry of Finance of Japan.


                                               WHOLESALE PRICE INDEX


                                   Change
                        All         from             Manu-      Farm and
                      Commodi-     Preced-          factured     Marine     Mineral                 Domestic
              YEAR      TIES       ING YEAR         PRODUCTS    PRODUCTS    PRODUCTS    UTILITIES   PRODUCTS    EXPORTS     IMPORTS
              ----     ------      --------         --------    --------    --------    ---------   --------    -------     -------

                                                               (BASE YEAR: 1990)

              1980      110.9         17.7%          108.2       116.0       170.4       109.7       104.8       121.5       159.8


              1981      112.5          1.4           109.0       114.1       185.5       121.1       106.2       122.9       162.4

              1982      114.5          1.8           110.2       114.4       204.1       122.7       106.7       127.7       175.2

              1983      111.9         (2.3)          108.6       113.6       180.9       106.0       120.0       161.3
                                                                                                                             122.9
              1984      111.6         (2.7)          108.5       114.1       172.7       124.0       106.1       120.8       156.0

              1985      110.4         (1.1)          107.4       109.4       173.6       124.4       105.3       119.1       152.2

              1986      100.3         99.7            99.5        97.9       118.5       100.3       101.1        97.7        (9.1)

              1987       96.5         (3.8)           96.4        94.9       110.8        97.2        96.0        89.7        88.2

              1988       95.6         (0.9)           95.8        95.4        79.2       104.4        96.7        93.8        85.6

              1989       98.0          2.5            98.2        98.3        87.1       100.8        98.5        97.9        92.0

              1990      100.0          2.0           100.0       100.0       100.0       100.0       100.0       100.0       100.0

              1991       99.4         (0.6)           99.8        97.5        93.6       100.1        94.6        91.8       101.0

              1992       97.8         (1.6)           98.3        96.2        88.2       100.1       100.1        91.2        86.3

              1993       (2.9)        95.5            95.1        76.8       100.2        98.6        83.9        77.3        95.0



Source: Financial Statistics of Japan (1993 ed. and June 1994 supp.), Institute of Fiscal and Monetary Policy, Ministry of Finance of Japan.


                                                 CONSUMER PRICE INDEX

                                                                          General
                                                 Change from             Including
        YEAR                 GENERAL           PRECEDING YEAR           FRESH FOOD

                                   (Base Year: 1990)

        1980                    81.7                     7.7%                 81.8

        1981                    85.6                     4.9                  85.7

        1982                    88.0                     2.8                  88.3

        1983                    89.6                     1.9                  89.9

        1984                    91.7                     2.3                  91.9

        1985                    93.5                     2.0                  93.7

        1986                    94.1                     0.6                  94.5

        1987                    94.2                     0.1                  94.8

        1988                    94.9                     0.7                  95.1

        1989                    97.0                     2.3                  97.4

        1990                   100.0                     3.1                 100.0

        1991                   103.3                     3.3                 102.9

        1992                   105.0                     1.6                 105.2

        1993                   106.4                     1.3                 106.6




Source: Financial Statistics of Japan (1993 ed. and June 1994 supp.), Institute of Fiscal and Monetary Policy, Ministry of Finance of Japan.

         CURRENCY FLUCTUATION. The Japan Equity Portfolio's investments in Japanese securities will be denominated in yen and most income received by the Portfolio from such investments will be in yen. However, the Portfolio's net asset value will be reported, and distributions will be made, in U.S. dollars. Therefore, a decline in the value of the yen relative to the U.S. dollar could have an adverse effect on the value of the Portfolio's Japanese investments.

         The following table sets forth the average exchange rates of Japanese yen for U.S. dollars for the years 1980 to 1993:


                                               CURRENCY EXCHANGE RATES



                                            YEAR                   YEN PER U.S. DOLLAR

                                            1980                           (Y)226.63

                                            1981                              220.63

                                            1982                              249.06

                                            1983                              237.55

                                            1984                              237.45

                                            1985                              238.47

                                            1986                              168.35

                                            1987                              144.60

                                            1988                              128.17

                                            1989                              138.07

                                            1990                              145.00

                                            1991                              134.59

                                            1992                              126.79

                                            1993                              111.08





Source:  Board of Governors of the Federal Reserve System, Federal Reserve
         Bulletin

         On March 25, 1995, the noon buying rate in London for cable transfers payable in Japanese yen was 89.00 yen per U.S. dollar. The recent relative strength of the yen to the U.S. dollar may adversely affect the economy of Japan, and, in particular, the export sector thereof.

         GEOLOGICAL FACTORS. The islands of Japan lie in the western Pacific Ocean, off the eastern coast of the continent of Asia. Japan has in the past experienced earthquakes and tidal waves of varying degrees of severity, and the risks of such phenomena, and damage resulting therefrom, continue to exist.

SECURITIES MARKETS

         There are eight stock exchanges in Japan. Of these, the Tokyo Stock Exchange is by far the largest, followed by the Osaka Stock Exchange and the Nagoya Stock Exchange. These exchanges divide the market for domestic stocks into two sections, with newly listed companies and smaller companies assigned to the Second Section and largest companies assigned to the First Section.

         The following table sets forth the number of Japanese companies listed on each of the eight Japanese stock exchanges as of the end of 1993.

                              NUMBER OF DOMESTIC COMPANIES LISTED ON ALL STOCK EXCHANGES


         TOKYO                  OSAKA                NAGOYA

1st          2nd        1st        2nd        1st        2nd
SEC.         SEC.       SEC.       SEC.       SEC.       SEC.         KYOTO       HIROSHIMA       FUKUOKA       NIGATA       SAPPORO
---          ---        ---        ---        ---        ---          -----       ---------       -------       ------       -------

1,234        433        857        321        432        127           237           198            252          197           191



Source:  Tokyo Stock Exchange, Fact Book 1994


         The following table sets forth the trading volume and value of Japanese stocks on each of the eight Japanese stock exchanges for the years 1989 to 1993.


                                 STOCK TRADING VOLUME & VALUE ON ALL STOCK EXCHANGES
                                       (shares in millions; yen in billions)



                       ALL EXCHANGES                       TOKYO                         OSAKA
                                                                                                                    NAGOYA

YEAR                VOLUME         VALUE         VOLUME          VALUE          VOLUME         VALUE             VOLUME        VALUE
----               --------      ---------     ----------      ---------      ----------       -------        ---------      -------

1989 ........       256,296     (Y)386,395        222,599     (Y)332,617          25,096      (Y)41,679           7,263    (Y)10,395

1990 ........       145,837        231,837        123,099        186,667          17,187         35,813           4,323        7,301

1991 ........       107,844        134,160         93,606        110,897          10,998         18,723           2,479        3,586

1992 ........        82,563         80,456         66,408         60,110          12,069         15,575           3,300        3,876

1993 ........       101,172        106,123         86,934         86,889          10,439         14,635           2,779        3,459






                                KYOTO                HIROSHIMA               FUKUOKA              NIIGATA               SAPPORO

                           VOLUME      VALUE     VOLUME      VALUE     VOLUME      VALUE     VOLUME      VALUE     VOLUME      VALUE

1989 .................        331     (Y)443        190     (Y)235        268     (Y)330        398     (Y)475        151     (Y)221

1990 .................        416        770        169        261        203        245        334        195        286        405

1991 .................        220        300        125        149        122        174        181        208        113        123

1992 .................        225        110        136        139        129        163        178        149        129        322

1993 .................        222        340        185        178        229        225        206        226        173        170



Source:  Tokyo Stock Exchange, Fact Book 1994

         The following table sets forth the stock trading volume of Japanese stocks on the Tokyo Stock Exchange for the years 1971 to 1993.


                                                 TOKYO STOCK EXCHANGE
                                                 STOCK TRADING VOLUME



                             No. of
                            Trading                               Daily                                                    Turnover
YEAR                         DAYS             TOTAL              AVERAGE             HIGH                 LOW               RATIO
----                        ------            -----              -------             ----                 ---               -----

                                                       (shares in millions)


1971.............              299            60,819                203                559                 60               51.4%

1972.............              297           100,358                338              1,077                 92               79.0

1973.............              287            59,248                206              1,066                 48               43.0

1974.............              285            51,001                179                572                 48               34.4

1975.............              284            51,906                183                401                 62               32.6

1976.............              286            69,941                245                646                 91               40.9

1977.............              286            71,195                249                921                102               39.4

1978.............              285            98,555                345                865                149               52.1

1979.............              286            98,246                344                914                138               50.2

1980.............              285           102,245                359                940                141               50.2

1981.............              285           107,549                377              1,390                114               50.0

1982.............              285            78,474                275                823                108               34.6

1983.............              286           104,309                365                997                122               44.3

1984.............              287           103,737                361                965                124               42.5

1985.............              285           121,863                428              1,367                163               48.0

1986.............              279           197,699                709              2,336                141               75.1

1987.............              274           263,611                962              2,839                211               96.1

1988.............              273           282,637              1,035              2,868                187               98.1

1989.............              249           222,599                894              2,212                276               73.1

1990.............              246           123,099                500              1,101                196               38.4

1991.............              246            93,606                381              1,462                138               28.4

1992.............              247            66,408                269                841                116               19.9

1993.............              246            86,935                353              1,553                 82               25.9



Source:  Tokyo Stock Exchange, Fact Book 1994

         The following table sets forth the stock trading value of Japanese stocks on the Tokyo Stock Exchange for the years 1971 to 1993.

                                                 TOKYO STOCK EXCHANGE
                                                 STOCK TRADING VALUE


                                                                                                                        Turnover
YEAR                                            TOTAL              DAILY AVERAGE          HIGH             LOW            RATIO


                                                                 (yen in millions)

1971...................................       (Y)13,980,301           (Y)46,757       (Y)131,339       (Y)10,734          71.8%

1972...................................          21,435,235              72,173          202,347          18,951           60.6

1973...................................          14,904,472              51,932          253,353          11,834           34.4

1974...................................          12,390,319              43,475          137,534          11,455           33.2

1975...................................          15,566,058              54,810          154,217          14,261           39.3

1976...................................          23,662,168              82,735          216,984          28,945           49.2

1977...................................          21,500,060              75,175          193,945          30,497           41.1

1978...................................          32,534,301             144,155          265,158          45,010           55.2

1979...................................          34,911,285             122,067          305,407          44,292           51.5

1980...................................          36,489,558             128,034          247,596          53,714           49.9

1981...................................          49,364,571             173,209          472,362          50,288           53.4

1982...................................          36,571,457             128,320          579,505          48,401           38.5

1983...................................          54,844,791             191,765          496,110          67,825           48.8

1984...................................          67,974,003             236,843          575,562          83,682           47.1

1985...................................          78,711,048             276,179          727,316         110,512           44.7

1986...................................         159,836,218             572,890        1,682,060         115,244           67.2

1987...................................         250,736,971             915,098        2,382,114         221,230           80.6

1988...................................         285,521,260           1,045,865        2,768,810         192,704           70.2

1989...................................         332,616,597           1,335,810        2,796,946         392,347           61.1

1990...................................         186,666,820             758,808        1,464,920         218,205           57.7

1991...................................         110,897,491             450,803        1,531,064         151,565           19.3

1992...................................          60,110,391             243,362          686,737          97,616           18.0

1993...................................          86,889,072             353,208        1,422,760          61,747           18.3



Source:  Tokyo Stock Exchange, Fact Book 1994

         SECURITIES INDEX. The TOPIX is a composite index of all common stocks listed on the First Section of the Tokyo Stock Exchange. The TOPIX reflects the change in the aggregate market value of the common stocks as compared to the aggregate market value of those stocks as of the close of January 4, 1968.

         The following table sets forth the high, low and year-end TOPIX for each year from 1971 to 1993.



                             TOPIX (TOKYO STOCK PRICE INDEX)



                                (Jan. 4, 1968 = 100)

      YEAR                 YEAR-END                  HIGH                 LOW

      1971                 199.45                   209.00               148.05
      1972                 401.70                   401.70               199.93
      1973                 306.44                   422.48               284.69
      1974                 278.34                   342.47               251.96
      1975                 323.43                   333.11               268.24

      1976                 383.88                   383.88               326.28
      1977                 364.08                   390.93               350.49
      1978                 449.55                   452.60               364.04
      1979                 459.61                   465.24               435.13
      1980                 494.10                   497.96               449.01

      1981                 570.31                   603.92               495.79
      1982                 593.72                   593.72               511.52
      1983                 731.82                   731.82               574.51
      1984                 913.37                   913.37               735.45
      1985               1,049.40                 1,058.35               916.93

      1986               1,556.37                 1,583.35             1,025.85
      1987               1,725.83                 2,258.56             1,557.46
      1988               2,357.03                 2,357.03             1,690.44
      1989               2,881.37                 2,884.80             2,364.33
      1990               1,733.83                 2,867.70             1,523.43

      1991               1,714.68                 2,028.85             1,638.06
      1992               1,307.66                 1,763.43             1,102.50
      1993               1,439.31                 1,698.67             1,250.06



Source:  Tokyo Stock Exchange, Fact Book 1994

         As this index reflects, share prices of companies traded on Japanese stock exchanges reached historical peaks (which were later referred to as the "bubble") in 1989 and 1990. Afterwards stock prices decreased significantly, reaching their lowest levels in the second half of 1992. There can be no assurance that additional market corrections will not occur.

ASIAN GROWTH MARKETS

         The Asia Growth Portfolio will be subject to certain risks and special considerations, including those set forth below, which are not typically associated with investing in securities of U.S. companies. In particular, securities markets in Asian growth markets have been subject to substantial price volatility, often without warning. This potential for sudden market declines should be weighed and balanced against the potential for rapid growth in Asian growth markets. Further, certain securities that the Portfolio may purchase, and investment techniques in which the Portfolio may engage, involve risks, including those set forth below.

INVESTMENT AND REPATRIATION RESTRICTIONS

         Foreign investment in the securities markets of several Asian growth markets is restricted or controlled to varying degrees. These restrictions may limit investment in certain of the Asian growth markets and may increase expenses of the Portfolio. For example, certain countries may require governmental approval prior to investments by foreign persons in a particular company or industry sector or limit investment by foreign persons to only a specific class of securities of a company which may have less advantageous terms (including price) than securities of the company available for purchase by nationals. Certain countries may restrict or prohibit investment opportunities in issuers or industries deemed important to national interests. In addition, the repatriation of both investment income and capital from several of the Asian growth markets is subject to restrictions such as the need for certain government consents. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the operation of the Portfolio. For example, Taiwan imposes a waiting period on the repatriation of investment capital for certain foreign investors. Although these restrictions may in the future make it undesirable to invest in the countries to which they apply, the Advisor does not believe that any current repatriation restrictions would preclude the Portfolio from effectively managing its assets.

         If, because of restrictions on repatriation or conversion, the Portfolio were unable to distribute substantially all of its net investment income and long-term capital gains within applicable time periods, the Portfolio could be subject to U.S. Federal income and excise taxes which would not otherwise be incurred and may cease to qualify for the favorable tax treatment afforded to regulated investment companies under the Code, in which case it would become subject to U.S. federal income tax on all of its income and gains.

         Generally, there are restrictions on foreign investment in certain Asian growth markets, although these restrictions vary in form and content. In India, Indonesia, Korea, Malaysia, the Philippines, Singapore and Thailand, the Portfolio may be limited by government regulation or a company's charter to a maximum percentage of equity ownership in any one company. The Advisor intends to apply for approval from Indian governmental authorities to invest in India on behalf of the Portfolio as a foreign institutional investor (an "FII"). The Advisor expects to receive the necessary approvals from these authorities within three months from the date of this Prospectus. Under the guidelines that apply currently for FIIs, no FII (or members of an affiliated group investing through one or more FIIs) may hold more than 5% of the total issued capital of any Indian company. In addition, all non-resident portfolio investments, including those of all FIIs and their clients, may not exceed 24% of the issued share capital of any Indian company; however, the 24% limit does not apply to investments by FIIs through authorized offshore funds and offshore equity issues. Further, at least 70% of the total investments made by an FII pursuant to its FII authorization must be in equity and equity related instruments such as convertible debentures and tradeable warrants. Under a recently adopted policy, FIIs may purchase new issues of equity securities directly from an Indian company, subject to certain conditions. The procedures for such direct subscription by FIIs of such equity securities are unclear and it is likely that a further limit, in addition to the 24% limit referred to above, may be imposed. The guidelines that apply for FIIs are relatively recent and thus experience as to their application has been limited. At present, FII authorizations are granted for five years and may be renewed with the approval of India governmental authorities. Korea generally prohibits foreign investment in Won-denominated debt securities and Sri Lanka prohibits foreign investment in government debt securities. In the Philippines, the Portfolio may generally invest in "B" shares of Philippine issuers engaged in partly nationalized business activities, which shares are made available to foreigners, and the market prices, liquidity and rights of which may vary from shares owned by nationals. Similarly, in the People's Republic of China (the "PRC"), the Portfolio may only invest in "B" shares of securities traded on The Shanghai Securities Exchange and The Shenzhen Stock Exchange, currently the two officially recognized securities exchanges in the PRC. "B" shares traded on The Shanghai Securities Exchange are settled in U.S. dollars and those traded on The Shenzhen Stock Exchange are generally settled in Hong Kong dollars.

         In Hong Kong, Korea, the Philippines, Taiwan and Thailand, there are restrictions on the percentage of permitted foreign investment in shares of certain companies, mainly those in highly regulated industries, although in Taiwan there are limitations on foreign ownership of shares of any listed company. In addition, Korea also prohibits foreign investment in specified telecommunications companies and the Philippines prohibits foreign investment in mass media companies and companies providing certain professional services.

         From time to time, pooled investment funds may be the most effective available means by which the Portfolio may invest in equity securities of certain Asian growth markets. For example, prior to January 3, 1992, foreign investment in Korea was generally limited to a few investment funds that had been granted a license from the government of Korea, although since that date direct foreign investment in individual stocks in Korea has been officially permitted within specific limits. Investment in such investment funds may involve the payment of management expenses and, in connection with some purchases, sales loads, and payment of substantial premiums above the value of such companies' portfolio securities. The Portfolio does not intend to invest in such investment funds unless, in the judgment of the Advisor, the potential benefits of such investment outweigh the payment of any applicable premium, sales load and expenses.

MARKET CHARACTERISTICS

         DIFFERENCES BETWEEN THE U.S. AND ASIAN SECURITIES MARKETS. The securities markets of Asian growth markets have substantially less volume than the New York Stock Exchange, and equity and debt securities of most companies in Asian growth markets are less liquid and more volatile than equity and debt securities of U.S. companies of comparable size. Some of the stock exchanges in Asian growth markets, such as those in the PRC, are in the earliest stages of their development. Many companies traded on securities markets in Asian growth markets are smaller, newer and less seasoned than companies whose securities are traded on securities markets in the United States. Investments in smaller companies involve greater risk than is customarily associated with investing in larger companies. Smaller companies may have limited product lines, markets or financial or managerial resources and may be more susceptible to losses and risks of bankruptcy. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity of such markets. Accordingly, each of these markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States. To the extent that any Asian growth market experiences rapid increases in its money supply and investment in equity securities for speculative purposes, the equity securities traded in any such country may trade at price-earnings multiples higher than those of comparable companies trading on securities markets in the United States, which may not be sustainable. Securities markets in Asian growth markets may also be subject to substantial governmental control, which may cause sudden or prolonged disruptions in market prices unrelated to supply and demand considerations. This may also be true of currency markets.

         Brokerage commissions and other transaction costs on securities exchanges in Asian growth markets are generally higher than in the United States. In addition, security settlements may in some instance be subject to delays and related administrative uncertainties, including risk of loss associated with the credit of local brokers.

         GOVERNMENT SUPERVISION OF ASIAN SECURITIES MARKETS; LEGAL SYSTEMS. There is less government supervision and regulation of foreign securities exchanges, listed companies and brokers in Asian growth markets than exists in the United States. Less information, therefore, may be available to the Fund than in respect of investments in the United States. Further, in certain Asian growth markets, less information may be available to the Fund than to local market participants. Brokers in Asian growth markets may not be as well capitalized as those in the United States, so that they are more susceptible to financial failure in times of market, political, or economic stress. In addition, existing laws and regulations are often inconsistently applied. As legal systems in some of the Asian growth markets develop, foreign investors may be adversely affected by new laws and regulations, changes to existing laws and regulations and preemption of local laws and regulations by national laws. In circumstances where adequate laws exist, it may not be possible to obtain swift and equitable enforcement of the law. Currently a mixture of legal and structural restrictions affect the securities markets of certain Asian growth markets. India in particular is experiencing difficulty in processing and settling securities transactions to such a degree that investments are currently impeded.

         Korea, in an attempt to avoid market manipulation, requires institutional investors to deposit in their broker's account a percentage of the amount to be invested (currently 20%) prior to execution of a purchase order. That deposit requirement will expose the Fund to the broker's credit risk. These examples demonstrate that legal and structural developments can be expected to affect the Portfolio, potentially affecting liquidity of positions held by the Portfolio, in unexpected and significant ways from time to time.

         FINANCIAL INFORMATION AND STANDARDS. Issuers in Asian growth markets generally are subject to accounting, auditing and financial standards and requirements that differ, in some cases significantly, from those applicable to U.S. issuers. In particular, the assets and profits appearing on the financial statements of an Asian growth market issuer may not reflect its financial position or results of operations in accordance with U.S. generally accepted accounting principles. In addition, for an issuer that keeps accounting records in local currency, inflation accounting rules may require, for both tax and accounting purposes, that certain assets and liabilities be restated on the issuer's balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits. Consequently, financial data may be materially affected by restatements for inflation and may not accurately reflect the real condition of those issuers and securities markets. Moreover, substantially less information may be publicly available about issuers in Asian growth markets than is available about U.S. issuers.

SOCIAL, POLITICAL AND ECONOMIC FACTORS

         Asian growth markets may be subject to a greater degree of social, political and economic instability than is the case in the United States and Western European countries. Such instability may result from, among other things, the following: (i) authoritarian governments or military involvement in political and economic decision-making, and changes in government through extra-constitutional means; (ii) popular unrest associated with demand for improved political, economic and social conditions; (iii) internal insurgencies,
(iv) war or hostile relations with neighboring countries; and (v) ethnic, religious and racial disaffection. Such social, political and economic instability could significantly disrupt the principal financial markets in which the Portfolio invests and adversely affect the value of the Portfolio's assets. In addition, there may be the possibility of asset expropriations or future confiscatory levels of taxation affecting the Portfolio.

         Few Asian growth markets have western-style or fully democratic governments. Some governments in the region are authoritarian and influenced by security forces. During the course of the last 25 years, governments in the region have been installed or removed as a result of military coups, while others have periodically demonstrated repressive police state characteristics. Disparities of wealth, among other factors, have also led to social unrest in some Asian growth markets, accompanied, in certain cases, by violence and labor unrest. Ethnic, religious and racial disaffection, as evidenced in India, Pakistan and Sri Lanka, have created social, economic and political problems.

         Several Asian growth markets have or in the past have had hostile relationships with neighboring nations or have experienced internal insurgency. Thailand has experienced border conflicts with Laos and Cambodia, and India is engaged in border disputes with several of its neighbors, including the PRC and Pakistan. Tension between the Tamil and Sinhalese communities in Sri Lanka has resulted in periodic outbreaks of violence. An uneasy truce exists between North Korea and South Korea, and the recurrence of hostilities remains possible. Reunification of North Korea and South Korea could have a detrimental effect on the economy of South Korea. Also, the PRC continues to claim sovereignty over Taiwan. The PRC is acknowledged to possess nuclear weapons capability; North Korea is alleged to possess or be in the process of developing such a capability.

         The economies of most Asian growth markets are heavily dependent upon international trade and are accordingly affected by protective barriers and the economic conditions of their trading partners, principally, the United States, Japan, the PRC and the European Community. The enactment by the United States or other principal trading partners of protectionist trade legislation, reduction of foreign investment in the local economies and general declines in the international securities markets could have a significant adverse effect upon the securities markets of the Asian growth markets. In addition, the economies of some Asian growth markets, Indonesia and Malaysia, for example, are vulnerable to weakness in world prices for their commodity exports, including crude oil.

         Governments in certain Asian growth markets participate to a significant degree, through ownership interest or regulation, in their respective economies. Action by these governments could have a significant adverse effect on market prices of securities and payment of dividends.

         With respect to investments in the PRC, it should be noted that the PRC has only recently permitted private economic activities and the PRC government has exercised and continues to exercise substantial control over virtually every sector of the PRC economy through regulation and state ownership. The PRC is a socialist state which since 1949 has been, and is expected to continue to be, controlled by the Communist party of the PRC. Continued economic growth and development in the PRC, as well as opportunities for foreign investment, and prospects of private sector enterprises, in the PRC, will depend in many respects on the implementation of the PRC's current program of economic reform, which cannot be assured.

         In Hong Kong, British proposals to extend limited democracy have caused a political rift with the PRC, which is scheduled to assume sovereignty over the colony in 1997. Although the PRC has committed by treaty to preserve the economic and social freedoms enjoyed in Hong Kong for 50 years after regaining control of Hong Kong, the continuation of the current form of the economic system in Hong Kong after the reversion will depend on the actions of the government of the PRC. In addition, such reversion has increased sensitivity in Hong Kong to political developments and statements by public figures in the PRC. Business confidence in Hong Kong, therefore, can be significantly affected by such developments and statements, which in turn can affect markets and business performance.

         With respect to investments in Taiwan, it should be noted that Taiwan lacks formal diplomatic relations with many nations, although it conducts trade and financial relations with most major economic powers. Both the government of the PRC and the government of the Republic of China in Taiwan claim sovereignty over all of China. Although relations between Taiwan and the PRC are currently peaceful, renewed frictions or hostility could interrupt operations of Taiwanese companies in which the Portfolio invests and create uncertainty that could adversely affect the value and marketability of its Taiwan investments.

         With regard to India, agriculture occupies a more prominent position in the Indian economy than in the United States, and the Indian economy therefore is more susceptible to adverse changes in weather. The government of India has exercised and continues to exercise significant influence over many aspects of the economy, and the number of public sector enterprises in India is substantial. Accordingly government actions in the future could have a significant effect on the Indian economy which could affect private sector companies, market conditions and prices and yields of securities held by the Portfolio. Religious and ethnic unrest persists in India. The long standing grievances between the Hindu and Muslim populations resulted in communal violence during 1993 in the aftermath of the destruction of a mosque in Ayodhya by radical elements of the Hindu population. The Indian government is also confronted by separatist movements in several states and the long standing border dispute with Pakistan over the State of Jammu and Kashmir, a majority of whose population is Muslim, remains unsolved. In addition, Indian stock exchanges have in the past been subject to repeated closure including for ten days in December 1993 due to a broker's strike, and there can be no assurance that this will not recur.

THINLY TRADED MARKETS

         Compared to securities traded in the United States, generally all securities of Asian growth market issuers may be considered to be thinly traded. Even relatively widely held securities in such countries may not be able to absorb trades of a size customarily transacted by institutional investors, without price disruptions. Accordingly, the Portfolio's ability to reposition itself will be more constrained than would be the case for a typical equity mutual fund.

SETTLEMENT PROCEDURES AND DELAYS

         Settlement procedures in Asian growth markets are less developed and reliable than those in the United States and in other developed markets, and the Portfolio may experience settlement delays or other material difficulties. This problem is particularly severe in India where settlement is through physical delivery and, where currently, a severe shortage of vault capacity exists among custodial banks, although efforts are being undertaken to alleviate the shortage. In addition, significant delays are common in registering transfers of securities, and the Portfolio may be unable to sell such securities until the registration process is completed and may experience delays in receipt of dividends and other entitlement. The recent and anticipated inflow of funds into the Indian securities market has placed added strains on the settlement system and transfer process. In addition, the Portfolio may be subject to significant limitations in the future on the volume of trading during any particular period, imposed by its sub-custodian in India or otherwise as a result of such physical or other operational constraints.